UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04642

Virtus Variable Insurance Trust

(Exact name of registrant as specified in charter)

100 Pearl Street

Hartford, CT 06103-4506

(Address of principal executive offices) (Zip code)

Jennifer S. Fromm, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

100 Pearl Street

Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 367-5877

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

VIRTUS VARIABLE INSURANCE TRUST

ANNUAL REPORT

Virtus Capital Growth Series

Virtus Enhanced Core Equity Series

(FKA: Virtus Growth & Income Series)

Virtus Equity Trend Series

Virtus International Series

Virtus Multi-Sector Fixed Income Series

Virtus Real Estate Securities Series

Virtus Small-Cap Growth Series

Virtus Small-Cap Value Series

Virtus Strategic Allocation Series

December 31, 2016

The Annual Report describes one or more Series available for underlying investment through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract.	Not FDIC Insured No Bank Guarantee May Lose Value

Message to Shareholders		1
Key Investment Terms		2
Disclosure of Series Expenses		5

Series	Series Summary	Schedule of Investments

Virtus Capital Growth Series (“Capital Growth Series”)	7	27
Virtus Enhanced Core Equity Series (“Enhanced Core Equity Series”) (FKA: Virtus Growth & Income Series)	9	28
Virtus Equity Trend Series (“Equity Trend Series”)	12	30
Virtus International Series (“International Series”)	14	32
Virtus Multi-Sector Fixed Income Series (“Multi-Sector Fixed Income Series”)	16	34
Virtus Real Estate Securities Series (“Real Estate Securities Series”)	18	43
Virtus Small-Cap Growth Series (“Small-Cap Growth Series”)	20	44
Virtus Small-Cap Value Series (“Small-Cap Value Series”)	22	45
Virtus Strategic Allocation Series (“Strategic Allocation Series”)	24	46
Statements of Assets and Liabilities		54
Statements of Operations		57
Statements of Changes in Net Assets		60
Financial Highlights		63
Notes to Financial Statements		66
Report of Independent Registered Public Accounting Firm		76
Tax Information Notice		77
Consideration of Advisory and Subadvisory Agreements by the Board of Trustees		78
Fund Management Tables		82

Proxy Voting Procedures and Voting Record (Form N-PX)

The adviser and subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees,” or the “Board”). You may obtain a description of these procedures, along with information regarding how the Series voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-367-5877. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Form N-Q Information

The Trust files a complete schedule of portfolio holdings for each Series with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

MESSAGE TO SHAREHOLDERS

Dear Virtus Variable Insurance Trust Investors:

I am pleased to present this report that reviews the performance of your Series for the 12 months ended December 31, 2016.

At the start of 2016, global markets were challenged by falling oil prices, China’s economic slowdown, and concerns over the Federal Reserve’s (“the Fed”) December 2015 rate hike, its first in nine years. Equities plummeted in the first six weeks of the year, but stabilizing oil prices and the Fed’s softened stance on further rate hikes sparked a market rally that lasted from mid-February until June. The outcomes of the U.K.’s “Brexit” decision and the U.S. presidential election triggered short-lived selloffs later in the year, but calm was restored by better-than-expected corporate earnings and an improving global economic picture. Even though the Fed raised rates at its year-end meeting, other major central banks remained committed to monetary stimulus and provided reassurance to global markets.

For the year, U.S. large- and small-cap stocks generated positive performance, as measured by the 11.96% and 21.31% returns of the S&P 500® Index and Russell 2000® Index, respectively. Within international equities, emerging markets significantly outperformed their developed peers, with the MSCI Emerging Markets Index (net) up 11.19%, compared with the MSCI EAFE® Index (net), which returned 1.00%.

Demand for U.S. Treasuries remained strong, driven by foreign investors seeking safe havens and yield in light of the negative interest rate environment in many international economies. On December 31, 2016, the benchmark 10-year U.S. Treasury yielded 2.45% compared with 2.27% one year earlier. The broader U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, which tracks Treasuries and other investment-grade debt securities, gained 2.65% for the year, while non-investment grade bonds rose 17.13%, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index.

The U.S. economy’s growth, as evidenced by strong jobs, housing, and consumer spending data, gives investors reason for optimism. In addition, the proposed pro-growth policies of the new administration, if implemented, could have a positive impact on corporate earnings and the markets.

Market uncertainty is an ever-present reminder of the importance of portfolio diversification, including exposure to both traditional and alternative asset classes. While diversification cannot guarantee a profit or prevent a loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your variable investment portfolio is adequately diversified across asset classes and investment strategies.

On behalf of our investment affiliates, thank you for entrusting Virtus with your assets. Should you have questions about your account or require assistance, please visit our website at Virtus.com, or call our customer service team at 1-800-367-5877. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Variable Insurance Trust

February 2017

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

KEY INVESTMENT TERMS

American Depositary Receipt (ADR)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Bank of Japan (BOJ)

One of the world’s major central banks, the Bank of Japan is responsible for issuing the country’s currency, managing monetary policy, and maintaining financial system stability.

Bloomberg Barclays U.S. Aggregate Bond Index

The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Bloomberg Barclays U.S. Corporate High Yield Bond Index

The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Brexit

A combination of the words “Britain” and “exit” which refers to Britain’s withdrawal from the European Union.

Department of Labor’s (DOL) Fiduciary Standard Rule

The Department of Labor (DOL) Fiduciary Rule, scheduled to be phased in beginning April 10, 2017, expands the “investment advice fiduciary” definition under the Employee Retirement Income Security Act (“ERISA”). The rule covers all financial professionals offering investment advice for retirement accounts and seeks to put their clients’ best interests ahead of their own profits. On February 3, 2017, President Trump called for a review of the new rule, and the DOL announced that it is considering its legal options to delay the applicability date as it seeks to comply with the President’s memorandum.

European Central Bank (ECB)

The European Central Bank (ECB) is responsible for conducting monetary policy for the euro area. The ECB was established as the core of the Eurosystem and the European System of Central Banks (ESCB). The ESCB comprises the ECB and the National Central Banks (NCBs) of all 17 EU Member States whether they have adopted the Euro or not.

European Union (EU)

The European Union (EU) is a unique economic and political union of 28 European countries. The EU was created in the aftermath of the Second World War that has become a single market for goods and services and it created the single currency the euro.

Exchange-Traded Fund (ETF)

An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.

Federal Open Market Committee (FOMC)

The Federal Open Market Committee (FOMC) is the branch of the Federal Reserve Board that determines the direction of monetary policy.

Federal Reserve (the Fed)

The Central Bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

Foreign Investment in Real Property Tax Act of 1980 (FIRPTA)

Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) is a federal law that requires a foreign person to pay tax on the gain realized upon the sale of U.S. real property owned by that person.

KEY INVESTMENT TERMS (Continued)

FTSE NAREIT Equity REITs Index

The FTSE NAREIT Equity REITs Index is a free-float market capitalization-weighted index measuring equity tax-qualified real estate investment trusts, which meet minimum size and liquidity criteria, that are listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Global Industry Classification Standard (GICS)

The Global Industry Classification Standard (GICS) is a standardized classification system for equities that was developed by, and is the exclusive property and a service mark of, MSCI Inc. (MSCI) and Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. (S&P). As of September 1, 2016, the GICS structure comprises 11 sectors, 24 industry groups, 68 industries, and 157 subindustries.

Gross Domestic Product (GDP)

The market value of all officially recognized final goods and services produced within a country in a given period.

MSCI EAFE® Index (net)

The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI Emerging Markets Index (net)

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Organization of the Petroleum Exporting Countries (OPEC)

The Organization of the Petroleum Exporting Countries is an intergovernmental organization that currently has 12 member countries. The organization’s objective is to coordinate and unify petroleum policies among member countries, in order to secure fair and stable prices for petroleum producers; an efficient, economic and regular supply of petroleum to consuming nations; and a fair return on capital to those investing in the industry.

Quantitative Easing (QE)

An unconventional monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity. Quantitative easing is considered when short-term interest rates are at or approaching zero, and does not involve the printing of new banknotes.

Real Estate Investment Trust (REIT)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers, and other commercial properties.

Russell 1000® Growth Index

The Russell 1000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Russell 2000® Growth Index

The Russell 2000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

KEY INVESTMENT TERMS (Continued)

Russell 2000® Index

The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Russell 2000® Value Index

The Russell 2000® Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Sponsored ADR (American Depositary Receipt)

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the New York Stock Exchange (“NYSE”).

Strategic Allocation Series Linked Benchmark

The Strategic Allocation Series Linked Benchmark consists of 45% Russell 1000® Growth Index (a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies, calculated on a total return basis with dividends reinvested), 15% MSCI EAFE® Index (a free floatadjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada, calculated on a total return basis with net dividends reinvested) and 40% Bloomberg Barclays U.S. Aggregate Bond Index (an index that measures the U.S. investment grade fixed rate bond market, calculated on a total return basis). The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment. Performance of the Strategic Allocation Series Linked Benchmark prior to 9/7/2016 represents an allocation consisting of 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

Treasury Yield

The return on investment, expressed as a percentage, on the U.S. government’s debt obligations (bonds, notes and bills). The Treasury yield is considered a bellwether of the U.S. economy; the higher the yields on 10-, 20- and 30-year Treasuries, the better the economic outlook.

U.S. Treasury Federal Funds Target Rate

The interest rate at which a depository institution lends funds maintained at the Federal Reserve to another depository institution overnight. The federal funds rate is generally only applicable to the most creditworthy institutions when they borrow and lend overnight funds to each other. The federal funds rate is one of the most influential interest rates in the U.S. economy, since it affects monetary and financial conditions, which in turn have a bearing on key aspects of the broad economy including employment, growth and inflation.

VIRTUS VARIABLE INSURANCE TRUST

Disclosure of Series Expenses (Unaudited)

For the six-month period of July 1, 2016 to December 31, 2016

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Series (each a “Series”) of Virtus Variable Insurance Trust (the “Trust”), you incur ongoing costs including investment advisory fees and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Series and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates a Series’ costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, your costs would have been higher.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on a Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Expense Table
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio	Expenses Paid During Period*
Capital Growth Series
Actual
Class A	$1,000.00	$1,019.60	1.04%	$5.28

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.91	1.04	5.28
Enhanced Core Equity Series
Actual
Class A	$1,000.00	$1,117.40	0.99%	$5.27

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.16	0.99	5.03
Equity Trend Series
Actual
Class A	$1,000.00	$1,010.80	1.71%	$8.64
Class I	1,000.00	1,012.50	1.46	7.39

Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.54	1.71	8.67
Class I	1,000.00	1,017.80	1.46	7.41
International Series
Actual
Class A	$1,000.00	$1,020.00	1.18%	$5.99
Class I	1,000.00	1,022.30	0.93	4.73

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.20	1.18	5.99
Class I	1,000.00	1,020.46	0.93	4.72
Multi-Sector Fixed Income Series
Actual
Class A	$1,000.00	$1,025.20	0.94%	$4.79
Class I	1,000.00	1,026.60	0.69	3.51

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.41	0.94	4.77
Class I	1,000.00	1,021.67	0.69	3.51
Real Estate Securities Series
Actual
Class A	$1,000.00	$951.30	1.17%	$5.74
Class I	1,000.00	952.50	0.92	4.52

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.25	1.17	5.94
Class I	1,000.00	1,020.51	0.92	4.67
Small-Cap Growth Series
Actual
Class A	$1,000.00	$1,149.80	1.20%	$6.48
Class I	1,000.00	1,151.30	0.95	5.14

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.10	1.20	6.09
Class I	1,000.00	1,020.36	0.95	4.82

VIRTUS VARIABLE INSURANCE TRUST

Disclosure of Series Expenses (Unaudited) (Continued)

For the six-month period of July 1, 2016 to December 31, 2016

Expense Table
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio	Expenses Paid During Period*
Small-Cap Value Series
Actual
Class A	$1,000.00	$1,138.90	1.21%	$6.51

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.05	1.21	6.14
Strategic Allocation Series
Actual
Class A	$1,000.00	$1,000.60	0.99%	$4.98

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.16	0.99	5.03

*	Expenses are equal to the relevant Series’ annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period. Exceptions noted below.

A Series may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher.

You can find more information about a Series’ expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, including contractual charges associated with the separate account, refer to the Series prospectus and the contract prospectus.

Capital Growth Series

Series Summary December 31, 2016 (Unaudited)

Portfolio Manager Commentary by

Kayne Anderson Rudnick Investment Management, LLC

⬛	The Series is diversified and has an investment objective of long-term growth of capital. There is no guarantee that the Series will meet its objective.

⬛	For the fiscal year ended December 31, 2016, the Series’ Class A shares at NAV returned -0.86%. For the same period, the S&P 500® Index, a broad-based equity index, returned 11.96% and the Russell 1000® Growth Index, the Series’ style-specific benchmark appropriate for comparison, returned 7.08%.

All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the equity markets perform during the Series’ fiscal year?

⬛	The S&P 500® Index, a broad measure of large-cap stocks, rose nearly 12% in 2016, and small-cap stocks registered an even more impressive gain, advancing slightly more than 21%, as measured by the Russell 2000® Index. The Russell 1000® Growth Index, which measures large-cap growth stocks, gained 1.01% during the fourth quarter and 7.08% for all of 2016.

⬛	The U.S. presidential election in November was one of the most significant economic events of 2016, as it turned some market sector losers into winners, and vice versa. In the Russell 1000® Growth Index, industrials (+6.86%), financials (+6.56%), telecommunications services (+4.55%), and utilities (+3.70%) all increased during the fourth quarter. Other sectors, including real estate (-5.08%), health care (-3.53%), and energy (-0.89%) lagged in the quarter. In addition, deep value strategies strongly outperformed growth and core strategies.

⬛	Investors’ risk appetite changed dramatically over the course of 2016. For example, the first half of the year was marked by disappointing economic growth, falling bond yields, and defensive fixed income and equity positioning on the part of investors. After two years of dramatic declines, many commodities – particularly crude oil (up 45% for the year) – finally found a bottom, and investors adopted a much more aggressive risk appetite as the economy started to stabilize over the summer and improve into the fall. In
November, then President-elect Trump’s pro-business, tax-cutting, and fewer regulatory burdens agenda accentuated the outlook that economic growth would continue to accelerate in 2017.

What factors affected the Series’ performance during the fiscal year?

⬛	The Series underperformed the Russell 1000® Growth Index for the year. From a sector perspective, performance was hurt by negative stock selection in the information technology and consumer discretionary sectors. Performance was helped by positive stock selection in the financials sector and an overweight in the energy sector.

⬛	From an individual stock perspective, the companies that contributed the most to performance were Facebook and Amphenol, an electronics manufacturer of interconnect products.

⬛	Facebook continued to grow advertising revenue and take share in the online digital marketing space. The company has delivered an unprecedented global reach of 20% of the earth’s population to advertisers in a very measureable way. Monetization of this audience has barely scratched the surface of its long-term potential. Despite reaching a revenue run rate greater than $25 billion, the company’s second-quarter growth rate accelerated again to 59%. Ad revenue soared as mobile monetization continued to rapidly improve and user engagement remained incredibly robust. Future growth levers include untapped monetization of Messenger, WhatsApp, and video advertising, along with Virtual Reality.

⬛	Amphenol serves a highly fragmented customer base and is diversified with none of its eight segments accounting for more than 20% of revenue. While mobile sales have been weak, other parts of the business have contributed to growth, and margins continued to expand rapidly helped by its acquisition of FCI.

⬛	The companies that detracted the most from performance were Tableau Software and online travel site TripAdvisor.

⬛	Tableau reported highly disappointing earnings for the third quarter of 2016. Revenue and billings decelerated sharply and the company missed expectations for the first time since the company went public. New customer growth exceeded license growth for the first time as well, indicating the “expand” part of the company’s “land and expand” mantra was running into resistance.
⬛	While user engagement decelerated, TripAdvisor remained robust and we believe recent partnerships for its Instant Book feature, including both Expedia and Priceline, bode well for the product’s ultimate success. Driving the stock lower, however, revenue growth decelerated meaningfully due to shifting the business model twice, and margins contracted as expenses ballooned.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Limited Number of Investments: Because the Series has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the Series’ prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2016.
Information Technology	34%
Consumer Discretionary	27
Health Care	12
Consumer Staples	10
Energy	6
Financials	5
Industrials	4
Materials	2

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Capital Growth Series (Continued)

Average Annual Total Returns[1] for periods ended 12/31/16

	1 year	5 years	10 years
Class A at NAV[2]	–0.86%	12.25%	5.23%
S&P 500® Index	11.96	14.66	6.95
Russell 1000® Growth Index	7.08	14.50	8.33
Series Expense Ratios[3]: Class A Gross: 1.20%, Net: 1.03%.

Returns represent past performance which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance accounts.

[3]	The expense ratios of the Series, both net and gross, are set forth according to the prospectus for the Series effective April 29, 2016, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current information. Net Expenses: Expenses reduced by a contractual waiver in effect through April 30, 2017. Gross Expenses: Do not reflect the effect of the contractual waiver. Expense ratios include fees and expenses associated with underlying funds.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2006 for Class A shares. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Enhanced Core Equity Series

Series Summary December 31, 2016 (Unaudited)

Portfolio Manager Commentary by

Rampart Investment Management Company, LLC (“Rampart”)

⬛	The Series is diversified and has investment objectives of capital appreciation and current income. There is no guarantee that the Series will meet its objectives.

⬛	For the fiscal year ended December 31, 2016, the Series’ Class A shares at NAV returned 9.41%. For the same period, the S&P 500® Index, which serves as the broad-based and style-specific benchmark index appropriate for comparison, returned 11.96%.

All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

Effective September 7, 2016, Rampart Investment Management Company, LLC (“Rampart”) became subadviser of the Series (then named Virtus Growth & Income Series). Effective October 11, 2016, the name of the Series was changed to Virtus Enhanced Core Equity Series. The following commentary includes the views of the previous subadviser, Euclid Advisors LLC, and the current subadviser, Rampart, for the respective periods they managed the Series’ portfolio.

How did the equity markets perform during the Series’ fiscal year?

⬛	U.S. equity markets enjoyed a relatively low volatility, steady climb higher during 2016. Volatility levels were below long-term historical averages, and the nearly 12% return of the S&P 500® Index was slightly higher than usual.

⬛	There were, aside from this relative tranquility, a handful of notable market events during the year. The year started off in historically bad fashion, with the S&P 500® Index down nearly 9% by the middle of January before recovering and then dropping again in the middle of February. Fortunately for investors, the recovery was as intense as the drawdown, and by the middle of March, previous highs had been regained.

⬛	The rest of the spring season was relatively uneventful, but by the time early summer arrived, the United Kingdom’s “Brexit” vote to leave the European Union (EU) was impacting markets around the globe. For U.S. investors, the overnight futures market was positively alarming, as S&P 500® Index futures dropped more than 5% over the course of just six hours. By the time markets opened in the morning, this damage had been significantly mitigated, and the day after the vote, the market opened less than 3% below its prior close.

⬛	While there was additional market damage to come, by the end of the first full week of July, previous market levels were regained. At that point, the U.S. market found a new obsession, the U.S. presidential election. A choppy, sideways market gave way to significant weakness in early November. A pre-election risk flare quickly resolved, leading to a strong, low-volatility, post-election bull market through the end of the year.

⬛	Taking a step back, market dynamics over the period, while positive overall, indicated general uncertainty. This sentiment may have been related to lingering central bank intervention, and the relative non-competitiveness of fixed income assets, or perhaps observations of U.S. and global economic strength. In any case, the story for the year was certainly a preference for risk over protection.

What factors affected the performance of the Series during the fiscal year?

⬛	During the first quarter of the fiscal year, the Series posted a negative return and underperformed the positive return of the benchmark S&P 500® Index. Security selection was the largest drag on performance, with stock picking particularly weak in the industrials, consumer staples, and financials sectors. Health care and consumer discretionary stocks had a mildly positive affect on performance. During the second quarter, the Series also underperformed. Detracting from performance were the Series’ underweight allocations to the materials, consumer staples, utilities, and energy sectors, and poor stock selection within each of these sectors. In addition, the portfolio’s exposure to industrials was detrimental to performance, both in terms of the sector overweight as well as negative stock selection. Stock selection was weakest in industrials, health care, and consumer discretionary, while the technology stocks provided modest benefit.

⬛	During the third quarter, the Series was appointed a new subadviser and began transitioning to a new strategy. Effective September 7, 2016, the Series’ strategy has two main drivers of performance: a trend-based equity component and an income-focused option overlay component. The equity component is intended to capture the momentum risk premium, whereby those stocks and sectors that have shown strong near-term performance have a tendency to exhibit continued strength. This performance driver tends to do well when there is clear sector leadership in the market, and the market as a whole has a strong upward or downward trend established. While overall market performance in 2016 was positive, there were few strong trends established, a handful of outsized risk flare-ups, and strong sector leadership was lacking. Given these headwinds, the trend-based equity component of the portfolio detracted 2.44% from performance.

⬛	The option overlay component is intended to capture the volatility risk premium. This is a more nuanced technique which seeks to extract value from the difference between the volatility levels at which options are sold and the volatility level that actually occurs in market performance. The Series added the option overlay late in the third quarter, and during that period, the strategy was consistently additive to returns. For the period that the option overlay strategy was active, it added just over 0.50% to the Series’ performance.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice, and there is no guarantee that market forecasts will be realized.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Call/Put Spreads: Buying and selling call and put option spreads on the SPX Index risks the loss of the premium when buying, can limit upside participation and increase downside losses.

Portfolio Turnover: The Series’ principal investments strategies will result in a consistently high portfolio turnover rate. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account.

Fund of Funds: Because the Series can invest in other funds, it indirectly bears its proportionate share of the operating expenses and management fees of the underlying fund(s).

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Enhanced Core Equity Series (Continued)

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the Series’ prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments net of written options as of December 31, 2016.
Financials	58%
Energy	16
Materials	10
Industrials	9
Information Technology	3
Consumer Discretionary	2
Health Care	1
Other (includes purchased and written options)	1

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Enhanced Core Equity Series (Continued)

Average Annual Total Returns[1] for periods ended 12/31/16

	1 year	5 years	10 years
Class A at NAV[2]	9.41%	10.58%	4.63%
S&P 500® Index	11.96	14.66	6.95
Series Expense Ratios[3]: Class A Gross: 1.22%, Net: 0.98%.

Returns represent past performance which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance accounts.

[3]	The expense ratios of the Series, both net and gross, are set forth according to the prospectus for the Series effective April 29, 2016, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current information. Net Expenses: Expenses reduced by a contractual waiver in effect through April 30, 2017. Gross Expenses: Do not reflect the effect of the contractual waiver. Expense ratios include fees and expenses associated with underlying funds.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2006 for Class A shares. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Equity Trend Series

Series Summary December 31, 2016 (Unaudited)

Portfolio Manager Commentary by

Virtus Investment Advisers, Inc.

⬛	The Series is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Series will meet its objective.

⬛	For the fiscal year ended December 31, 2016, the Series’ Class A shares at NAV returned -0.97% and Class I shares at NAV returned -0.70%. For the same period, the S&P 500® Index, which serves as the broad-based equity index and style-specific benchmark index appropriate for comparison, returned 11.96%.

All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the equity markets perform during the Series’ fiscal year?

⬛	During 2016, U.S. equity markets enjoyed volatility levels that were below long-term historical averages, and the nearly 12% return of the S&P 500® Index for the year was slightly higher than usual. Aside from this relative tranquility, there were a handful of notable market events. The year started off in historically bad fashion, with the S&P 500® Index down nearly 9% by the middle of January before recovering and then dropping again in the middle of February. Fortunately, for investors, the recovery was as intense as the drawdown, and by the middle of March, previous market highs had been regained.

⬛	The rest of the spring season was relatively uneventful, but by the time early summer arrived, the United Kingdom’s “Brexit” vote to leave the European Union (EU) was impacting markets around the globe. For U.S. investors, the overnight futures market was positively alarming, as S&P 500® Index futures dropped more than 5% over the course of just six hours. By the time markets opened in the morning, this damage had been significantly mitigated, and the day after the vote, the market opened less than 3% below its prior close.

⬛	While there was additional market damage to come, by the end of the first full week of July, previous market levels were regained. At that point, the U.S. market found a new obsession, the U.S. presidential election. A choppy, sideways market gave way to significant weakness in early November. A pre-election risk flare quickly resolved, leading to a strong, low-volatility, post-election bull market through the end of the year.

⬛	Taking a step back, market dynamics over the period, while positive overall, indicated general uncertainty. This sentiment may have been related to lingering central bank intervention, and the relative non-competitiveness of fixed income assets, or perhaps observations of U.S. and global economic strength. In any case, a preference for risk over protection was a central market theme for the year.

What factors affected the Series’ performance during the fiscal year?

⬛	The Series’ strategy has two main drivers of performance: a trend-based equity component, and a risk-control mechanism that adjusts the cash level in times of market stress. In 2016, each of these components experienced challenges.

⬛	The equity component is intended to capture the momentum (or trend) risk premium, whereby those stocks and sectors that have shown strong near-term performance have a tendency to exhibit continued strength. This performance driver tends to do well when there is clear sector leadership in the market and the market as a whole has a strong upward or downward trend established. While overall market performance for 2016 was strong, there were few strong trends established, and there were a handful of outsized risk flare-ups. Sector leadership, in particular, was extremely weak. Given the lack of clear sector trends in the market to follow, the trend-based equity component of the portfolio struggled during the year, causing the bulk of the Series’ underperformance.

⬛	The Series’ risk-control mechanism is a unique feature that enables the portfolio to add cash (up to 100%) as a defensive measure in times of market stress, and thus can lead to outperformance when markets deteriorate. In January 2016, the severe market drop led the Series to adopt a large cash allocation, with the portfolio moving to nearly two-thirds of risk-free assets as the market fell. Unfortunately, while the subsequent rebound was a relief for fully-invested long investors, the portfolio’s low equity levels served to lock in the downside losses. As a result, the severity of both the market decline (the worst early January in stock market history) and the sharp recovery caused the risk-control mechanism to detract from the Series’ performance in the early part of the year.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Allocation: The Series’ exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.

Prospectus: For additional information on risks, please see the Series’ prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2016.
Consumer Discretionary	28%
Industrials	16
Information Technology	15
Financials	10
Materials	10
Consumer Staples	8
Health Care	5
Other	8

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Equity Trend Series (Continued)

Average Annual Total Returns[1] for periods ended 12/31/16

	1 year	5 years	Since Inception	Inception Date
Class A at NAV[2]	–0.97%	5.51%	3.86%	2/14/11
Class I at NAV[2]	–0.70	—	1.62	4/30/13
S&P 500® Index	11.96	14.66	—[4]	—
Series Expense Ratios[3]: Class A 1.73%; Class I 1.48%.

Returns represent past performance which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance products.

[3]	The expense ratios of the Series are set forth according to the prospectus for the Series effective April 29, 2016, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current information. Expense ratios include fees and expenses associated with underlying funds.

[4]	The index returned 11.59% for Class A shares and 11.99% for Class I shares since the inception date of the respective share classes.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on February 14, 2011 (inception date of the Class A shares). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

International Series

Series Summary December 31, 2016 (Unaudited)

Portfolio Manager Commentary by

Duff & Phelps Investment Management Co. (“Duff & Phelps”)

⬛	The Series is diversified and has an investment objective of high total return consistent with reasonable risk. There is no guarantee that the Series will meet its objective.

⬛	For the fiscal year ended December 31, 2016, the Series’ Class A shares at NAV returned -1.61% and Class I shares at NAV returned -1.28%. For the same period, the S&P 500® Index, a broad-based equity index, returned 11.96% and the MSCI EAFE® Index (net), the Series’ style-specific benchmark appropriate for comparison, returned 1.00%.

All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the international equity markets perform during the Series’ fiscal year?

⬛	International equity markets proved to be resilient, as represented by the 1.00% return of the MSCI EAFE® Index (net) for the 12 months. Markets weathered not only a rocky start to the year that was sparked by China growth fears and dramatic oil price declines, but also a steady stream of global electoral surprises (most notably the United Kingdom’s (UK) Brexit vote to leave the European Union (EU), and the U.S. presidential election results), populist movements, geopolitical events, and positive but not particularly robust GDP growth trends. This result stands in contrast to the previous year, where most markets suffered losses of varying degrees.

⬛	Over the year, the winds of change clearly shifted the focus of economic policy in the U.S. from monetary toward fiscal. It remains to be seen whether the EU, U.K., and Japan have the ability and desire to pivot in this fashion. A global decoupling of policy of this kind has not been seen since pre-2008. Policy decoupling, combined with global growth, led to a major shift toward cyclical stocks and a selloff in U.S. Treasuries, pushing the yield on the 10-year Treasury note to 2.45% by year-end from 1.8% on November 7, 2016, the day before the U.S. election.

What factors affected the Series’ performance during the fiscal year?

⬛	Both sector selection and security selection detracted from the Series’ performance for the fiscal year, with security selection having the greater impact. On a sector performance basis, seven of the eleven sectors posted positive returns, however, poor performance of the four remaining sectors pulled the Series into negative territory for the year.

⬛	The Series’ health care holdings had a challenging year (particularly Valeant Pharmaceuticals and Allergan), detracting 5.43% for the year. Utilities started their decline in the second quarter and after a particularly difficult fourth quarter, posted a -25.2% return, detracting 0.68% from the Series’ performance for the year. Investments in the real estate sector detracted 0.54%, due mostly to a poor fourth quarter showing. Even though financials experienced a mid-year turnaround, the sector still detracted from results and was down 1.77% for the year.

⬛	On the positive side, the Series’ energy investments posted a gain of 1.38%, and an impressive 24.5% return for the year for the sector. The allocation to consumer staples contributed 1.65% after giving back some gains in the fourth quarter. Technology and industrials were positive contributors, up a little over 1.00%, and consumer discretionary positively contributed 0.28% for the year. Finally, materials and telecommunication both ended the year with modest absolute returns of 4.50% and 1.20%, adding less than 1.00% to the portfolio, respectively.

⬛	Derivatives made a positive contribution to the Series’ performance. Specifically, a Japanese yen short forward put on at the beginning of December added 0.28% to total return as the U.S. dollar continued to strengthen.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.

Prospectus: For additional information on risks, please see the Series’ prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2016.
Consumer Discretionary	17%
Financials	16
Industrials	16
Energy	9
Information Technology	8
Health Care	8
Consumer Staples	8
Other (includes short-term investments)	18

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

International Series (Continued)

Average Annual Total Returns[1] for periods ended 12/31/16

	1 year	5 years	10 years	Since Inception		Inception Date
Class A at NAV[2]	–1.61%	1.23%	1.22%	—		—
Class I at NAV[2]	–1.28	—	—	–3.94%		4/30/13
S&P 500® Index	11.96	14.66	6.95	11.99	[4]	—
MSCI EAFE® Index (net)	1.00	6.53	0.75	1.53	[4]	—
Series Expense Ratios[3]: Class A Gross: 1.29%, Net: 1.18%; Class I Gross: 1.04%, Net: 0.93%.

Returns represent past performance which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance accounts.

[3]	The expense ratios of the Series, both net and gross, are set forth according to the prospectus for the Series effective April 29, 2016, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current information. The Advisor contractually agreed to limit the Series’ expenses through April 30, 2017. Gross Expenses: Do not reflect the effect of the contractual waiver. Expense ratios include fees and expenses associated with underlying funds.

[4]	The since inception index returns are from the inception date of Class I shares.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2006 for Class A shares. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Multi-Sector Fixed Income Series

Series Summary December 31, 2016 (Unaudited)

Portfolio Manager Commentary by

Newfleet Asset Management, LLC

⬛	The Series is diversified and has an investment objective of long-term total return. There is no guarantee that the Series will meet its objective.

⬛	For the fiscal year ended December 31, 2016, the Series’ Class A shares at NAV returned 9.29% and Class I shares at NAV returned 9.58%*. For the same period, the Bloomberg Barclays U.S. Aggregate Bond Index, which serves as the broad-based and style-specific benchmark index appropriate for comparison, returned 2.65%.

* See Footnote 5 on page 17.

All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Series’ fiscal year?

⬛	Most fixed income spread sectors outperformed U.S. Treasuries during the fiscal year. The Federal Reserve’s (“the Fed”) dovish stance in mid-February sparked a rally that turned around a volatile time period that began with fresh concerns over China, plummeting oil prices, and fears that the Fed had raised interest rates too soon.

⬛	Late in June volatility returned briefly with fallout from the United Kingdom’s decision to leave the European Union (“Brexit”). Bond yields in the U.S., Japan, and across Europe fell to historic lows in early July as investors fled to the safety of bonds on global growth concerns fueled by the U.K.’s June 23 decision. Markets recovered rather quickly however from the initial shock. Easing by major central banks and a weaker U.S. dollar helped to improve global risk sentiment and stabilize markets.

⬛	September brought heightened concerns over the ability and willingness of central banks to fight chronic low inflation and weak growth as the decision by the European Central Bank (ECB) to leave interest rates and its stimulus program unchanged was a precipitating factor in a widespread market sell-off, reinforced by fears that the Bank of Japan (BOJ) had run out of quantitative easing tools. Hawkish signals from the Fed added to the volatility. The BOJ subsequently decided not to change rates but to shift its focus to stabilizing rates for longer maturity government bonds. This bolstered market sentiment, as did the Fed’s eventual decision to stand pat at its September meeting and not raise rates.

⬛	The unexpected election of Donald Trump as the 45th U.S. president sparked another bout of volatility in early November. President-elect Trump’s campaign, which focused on immigration, trade, tax cuts, and infrastructure spending, was largely perceived by the market as supportive of faster growth. Inflation expectations increased, causing the yield on the 10-year Treasury to rise 0.52% by the end of November. Also in late November, oil prices benefited from OPEC’s decision to cut oil production for the first time in eight years. In December, in a largely anticipated move, the Federal Reserve raised its target rate 25 basis points to a range of 0.5% to 0.75% at its final meeting of 2016.

⬛	Over the fiscal year, yields increased for U.S. Treasuries across maturities, more so for shorter term Treasuries.

What factors affected the Series’ performance during the fiscal year?

⬛	The underperformance of U.S. Treasuries relative to most fixed income spread sectors was the key driver of the Series outperformance for the fiscal year.

⬛	The Series’ allocation to high yield corporate bonds, and issue selection within emerging markets high yield bonds and corporate high quality bonds were the largest positive contributors to performance for the fiscal year.

⬛	While exposure to high yield corporate bonds contributed to the Series’ overall performance, our bias toward higher quality securities within the sector detracted from returns during a period in which lower quality outperformed.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.

Bank Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.

Prospectus: For additional information on risks, please see the Series’ prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2016.
Corporate Bonds and Notes		52%
Financials	15%
Energy	13
Consumer Discretionary	5
Total of all others	19
Mortgage-Backed Securities		19
Foreign Government Securities		10
Loan Agreements		8
Asset-Backed Securities		4
Preferred Stocks		4
Other		3

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Multi-Sector Fixed Income Series (Continued)

Average Annual Total Returns[1] for periods ended 12/31/16

	1 year	5 years	10 years	Since Inception		Inception Date
Class A at NAV[2]	9.29%	5.22%	6.12%	—		—
Class I at NAV[2,5]	9.58	—	—	2.59%		4/30/13
Bloomberg Barclays U.S. Aggregate Bond Index	2.65	2.23	4.35	1.66	[4]	—
Series Expense Ratios[3]: Class A Gross: 1.03%, Net: 0.95%; Class I Gross: 0.78%, Net: 0.70%.

Returns represent past performance which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance products.

[3]	The expense ratios of the Series, both net and gross, are set forth according to the prospectus for the Series effective April 29, 2016, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current information. The Advisor contractually agreed to limit the Series’ expenses through April 30, 2017. Gross Expenses: Do not reflect the effect of the contractual waiver. Expense ratios include fees and expenses associated with underlying funds.

[4]	The since inception index returns are from the inception date of Class I shares.

[5]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principals required in the annual report and semiannual report.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2006 for Class A shares. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Real Estate Securities Series

Series Summary December 31, 2016 (Unaudited)

Portfolio Manager Commentary by

Duff & Phelps Investment Management Co.

⬛	The Series is diversified and has investment objectives of capital appreciation and income with approximately equal emphasis. There is no guarantee that the Series will meet its objectives.

⬛	For the fiscal year ended December 31, 2016, the Series’ Class A shares at NAV returned 6.82% and Class I shares at NAV returned 7.10%. For the same period, the S&P 500® Index, a broad-based equity index, returned 11.96% and the FTSE NAREIT Equity REITs Index, the Series’ style-specific benchmark appropriate for comparison, returned 8.52%.

All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the equity markets perform during the Series’ fiscal year?

⬛	Equity markets, as measured by the S&P 500® Index, were up 11.96% during the Series’ fiscal year, rebounding from a post-Brexit dip and a later fade into the U.S. Presidential election.

⬛	U.S. REITs put up solid performance of 8.52% as measured by the Series’ benchmark, the FTSE NAREIT Equity REITs Index. Cash flow and dividend growth were supportive as were modifications to FIRPTA (Foreign Investment in Real Property Tax Act), and listed real estate being elevated to a standalone sector in the Global Classification System Standard (GICS®) from its previous sub-sector status within the financials sector. Interest rate volatility and a shift to elevated growth expectations post the U.S. Presidential election impacted intra-year returns and improved valuations.

⬛	The results of the U.S. Presidential and Congressional elections were clearly the defining events of the year. Defying the odds and most political prognosticators and market strategists, Donald Trump was elected President of the United States and global equity markets rallied. Much like with the Brexit vote in the United Kingdom, prominent forecasters and news outlets missed the outcome as none seemed to call for the House, Senate, and White House to end up in control of the Republican Party under President Trump. The Republican Party’s strong results surprised the market and drove a global equity rally as the potential for more market-friendly policies and higher economic growth were taken into account. Some of candidate Trump’s less market-friendly policy prescriptions were dismissed for the time being.

⬛	As market expectations for global growth and inflation increased, interest rates leapt higher. This had a knock-on effect on the U.S. dollar and financial-oriented equities, which were turbo-charged into year-end. Financials led the post-election rally in the S&P 500® Index, as the possibilities of a friendlier regulatory environment and rising net interest margins were embraced. Oil prices also resumed their rally following production agreements between OPEC and non-OPEC members.

⬛	On the global monetary policy front, the U.S. FOMC increased the federal funds target rate by 25 basis points (in this context, a 100 basis point increase would raise the rate by 1.00%) as was widely expected and signaled that several more rate increases are likely in 2017. The European Central Bank (ECB) extended its quantitative easing program of repurchasing government bonds past its previous March 2017 expiration until the end of 2017. However, the ECB also expressed its intention beginning in April 2017 to reduce the targeted asset purchase amount by 20 billion euros to 60 billion euros per month.

⬛	Interestingly enough and supportive of how REITs can generate positive returns in environments when interest rates rise, REITs put up a 6.9% return from the day the 10-year U.S. Treasury hit an intra-month low yield of 1.78% on November 4, just days before the election, through the end of the year. During the same window the 10-year Treasury yield rose to 2.44%. In comparison to the 6.9% return of REITs in this intra-quarter window, the S&P 500® Index put up a 7.8% return. (Source of REIT returns: FTSE NAREIT Equity REITs Index.)

What factors affected the Series’ performance during the fiscal year?

⬛	For the fiscal year, the Series benefited from security selection, yet was negatively impacted by property sector allocation. Over the year the Series lagged its style-specific benchmark.

⬛	Within the U.S., the industrial, data centers, single family homes, and lodging property sectors demonstrated the best total returns over the last twelve months. Self-storage, regional malls, shopping centers, and apartments were the most significant property sector laggards.

⬛	During the fiscal year, the most significant individual positive contributor to the Series’ relative performance was our overweight allocation to the industrial sector, followed by our underweight allocation and security selection within regional malls, and our security selection and underweight to the diversified property sector.

⬛	The most significant detractor from relative performance during the Series’ fiscal year was our underweight allocation and security selection within the lodging sector, our allocation and security selection within apartments, our underweight allocation and security selection to freestanding retail, and our zero weight to the specialty property sector. Lodging lagged into the election and then had very strong performance afterwards, as did prison REITs within the specialty sector. The opposite was the case for freestanding retail, whose post-election underperformance was modest compared to its outperformance into the election.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Real Estate: The Series may be negatively affected by factors specific to the real estate market, including interest rates, leverage, property, and management.

Prospectus: For additional information on risks, please see the Series’ prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2016.
Office	15%
Apartments	13
Data Centers	11
Shopping Centers	11
Industrials	11
Self Storage	9
Regional Malls	8
Healthcare	6
Other (includes short-term investments)	16

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Real Estate Securities Series (Continued)

Average Annual Total Returns[1] for periods ended 12/31/16

	1 year	5 years	10 years	Since Inception		Inception Date
Class A at NAV[2]	6.82%	11.18%	5.08%	—		—
Class I at NAV[2]	7.10	—	—	7.38%		4/30/13
S&P 500® Index	11.96	14.66	6.95	11.99	[4]	—
FTSE NAREIT Equity REITs Index	8.52	12.01	5.08	7.27	[4]	—
Series Expense Ratios[3]: Class A Gross: 1.27%, Net: 1.16%; Class I Gross: 1.02%, Net 0.91%.

Returns represent past performance which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance products.

[3]	The expense ratios of the Series, both net and gross, are set forth according to the prospectus for the Series effective April 29, 2016, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current information. Net Expenses: Expenses reduced by a contractual waiver in effect through April 30, 2017. Gross Expenses: Do not reflect the effect of the contractual waiver. Expense ratios include fees and expenses associated with underlying funds.

[4]	The since inception index returns are from the inception date of Class I shares.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2006 for Class A shares. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Small-Cap Growth Series

Series Summary December 31, 2016 (Unaudited)

Portfolio Manager Commentary by

Kayne Anderson Rudnick Investment Management, LLC

⬛	The Series is diversified and has an investment objective of long-term capital growth. There is no guarantee that the Series will meet its objective.

⬛	For the fiscal year ended December 31, 2016, the Series’ Class A shares at NAV returned 25.92% and Class I shares at NAV returned 26.25%. For the same period, the S&P 500® Index, a broad-based equity index, returned 11.96% and the Russell 2000® Growth Index, the Series’ style-specific benchmark appropriate for comparison, returned 11.32%.

All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Series’ fiscal year?

⬛	The S&P 500® Index, a broad measure of large-cap stocks, rose nearly 12% in 2016, and small-cap stocks registered an even more impressive gain, advancing slightly more than 21%, as measured by the Russell 2000® Index. The Russell 2000® Growth Index, which measures small-cap growth stocks, gained 3.57% during the fourth quarter of 2016, bringing its return for the year to 11.32%.

⬛	The U.S. presidential election in November was one of the most significant economic events of 2016, as it turned some market sector losers into winners, and vice versa. In the Russell 2000® Growth Index, utilities (+10.50%), financial services (+10.42%), and producer durables (+9.94%) all increased sharply during the fourth quarter. Other sectors, including health care (-6.66%) and energy (-1.21%), lagged in the quarter. In addition, deep value strategies strongly outperformed growth and core strategies.

⬛	Investors’ risk appetite changed dramatically over the course of 2016. For example, the first half of the year was marked by disappointing economic growth, falling bond yields, and defensive fixed income and equity positioning on the part of investors. After two years of dramatic declines, many commodities – particularly crude oil (up 45% for the year) – finally found a bottom, and investors adopted a much more aggressive risk appetite as the economy started to stabilize over the summer and improve into the fall. In November, then President-elect Trump’s pro-business, tax-cutting, and fewer regulatory burdens agenda accentuated the outlook that economic growth would continue to accelerate in 2017.

What factors affected the Series’ performance during the fiscal year?

⬛	The Series outperformed the Russell 2000® Growth Index for the year. From a sector perspective, performance was primarily driven by positive stock selection in the consumer discretionary sector and an underweight and positive stock selection in the health care sector. Performance was hurt by negative stock selection in the consumer staples sector.

⬛	From an individual stock perspective, the companies that contributed the most to performance were retail chain store Ollie’s Bargain Outlet Holdings and software and service provider Aspen Technology.

⬛	Over the last year, Ollie’s continued to deliver healthy compensation, revenue, and profit growth despite a challenging retail environment. The company opened stores at a measured pace, with initial productivity running ahead of expectations, and its competitive position, vis-à-vis its ability to secure merchandise at compelling pricing, strengthened.

⬛	Aspen Technology’s revenue declined just 0.4% year-over-year in its worst quarter. This speaks to the mission-critical nature of the software, helped by long-term contracts. As oil stabilized, business conditions improved for Aspen.

⬛	The companies that detracted the most from performance were Autohome, an automobile website for consumers in China, and Abaxis, which manufactures portable blood analysis systems used in a broad range of medical specialties in human and veterinary patient care.

⬛	Autohome’s shares were under pressure for the past year due to investments in a new car transaction business at the expense of near-term margins and management upheaval.

⬛	Abaxis reported flat overall revenues versus the previous year, with the medical side providing most of the disappointment. Veterinary revenues grew 6%, while the medical market fell 21%.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Limited Number of Investments: Because the Series has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the Series’ prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2016.
Information Technology	32%
Industrials	22
Consumer Discretionary	15
Financials	10
Health Care	10
Consumer Staples	8
Materials	2
Short-Term Investments	1

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Small-Cap Growth Series (Continued)

Average Annual Total Returns[1] for periods ended 12/31/16

	1 year	5 years	10 years	Since Inception		Inception Date
Class A at NAV[2]	25.92%	15.97%	8.07%	—		—
Class I at NAV[2]	26.25	—	—	15.62%		4/30/13
S&P 500® Index	11.96	14.66	6.95	11.99	[4]	—
Russell 2000® Growth Index	11.32	13.74	7.76	11.21	[4]	—
Series Expense Ratios[3]: Class A Gross: 1.40%, Net: 1.19%; Class I Gross: 1.15%, Net: 0.94%.

Returns represent past performance which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	“NAV”(Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance products.

[3]	The expense ratios of the Series, both net and gross, are set forth according to the prospectus for the Series effective April 29, 2016, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current information. Net Expenses: Expenses reduced by a contractual waiver in effect through April 30, 2017. Gross Expenses: Do not reflect the effect of the contractual waiver. Expense ratios include fees and expenses associated with underlying funds.

[4]	The since inception index returns are from the inception date of Class I shares.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2006 for Class A shares. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Small-Cap Value Series

Series Summary December 31, 2016 (Unaudited)

Portfolio Manager Commentary by

Kayne Anderson Rudnick Investment Management, LLC

⬛	The Series is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Series will meet its objective.

⬛	For the fiscal year ended December 31, 2016, the Series’ Class A shares at NAV returned 26.54%. For the same period, the S&P 500® Index, a broad-based equity index, returned 11.96% and the Russell 2000® Value Index, the Series’ style-specific benchmark appropriate for comparison, returned 31.74%.

All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Series’ fiscal year?

⬛	The S&P 500® Index, a broad measure of large-cap stocks, rose nearly 12% in 2016, and small-cap stocks registered an even more impressive gain, advancing slightly more than 21%, as measured by the Russell 2000® Index. Small-cap value stocks significantly outperformed small-cap growth stocks in 2016, as the Russell 2000® Value Index increased 31.74% for the year while the Russell 2000® Growth Index rose 11.32%. From a small-cap value perspective, the top-performing sectors for the year were materials and processing (+62.67%), energy (+43.15%), and technology (+42.24%). The health care sector was the worst-performing sector, returning 4.91%.

⬛	The U.S. presidential election in November was one of the most significant economic events of 2016, as it turned some market sector losers into winners, and vice versa. In the Russell 2000® Growth Index, utilities (+10.50%), financial services (+10.42%), and producer durables (+9.94%) all increased sharply during the fourth quarter. Other sectors, including health care (-6.66%) and energy (-1.21%), lagged in the quarter. In addition, deep value strategies strongly outperformed growth and core strategies.

⬛	Investors’ risk appetite changed dramatically over the course of 2016. For example, the first half of the year was marked by disappointing economic growth, falling bond yields, and defensive fixed income and equity positioning on the part of investors. After two years of dramatic declines, many commodities – particularly crude oil (up 45% for the year) – finally found a bottom, and investors adopted a much more aggressive risk appetite as the economy started to stabilize over the summer and improve into the fall. In November, then President-elect Trump’s pro-business, tax-cutting, and fewer regulatory burdens agenda accentuated the outlook that economic growth would continue to accelerate in 2017.

What factors affected the Series’ performance during the fiscal year?

⬛	The Series slightly underperformed the Russell 2000® Value Index for the year. From a sector perspective, performance was primarily driven by positive stock selection and an underweight in the utilities sector and positive stock selection in the consumer discretionary and producer durables sectors. Performance was hurt by negative stock selection in the technology and energy sectors.

⬛	From an individual stock perspective, the companies that contributed the most to performance were real estate company RE/MAX Holdings and insurance and financial services company Primerica.

⬛	The stock of RE/MAX increased over the past year due to strong agent growth and the purchase of independent RE/MAX agencies.

⬛	Primerica’s shares were under pressure during the first half of 2016 due to concern about how the Department of Labor’s Fiduciary Standard Rule would impact the retirement investment account industry. While the final language of the rule was less onerous than feared, questions remained over the ultimate cost of implementation. With the new Trump administration expected to drastically reduce federal regulation, those fears were then pushed aside, allowing investors to focus on the fundamentals of the business.

⬛	The companies that detracted the most from performance were IT consulting business Syntel and digital typesetter Monotype Image Holdings.

⬛	Syntel again reported weak results, with sluggish end-market demand. Management commented that decision cycles continue to lengthen with persistent contract delays. Customer concentration has been an ongoing issue for the company and remained a concern from the standpoint of long-term prospects and profitability.
⬛	The larger driver of stock underperformance for Monotype Imaging Holdings was the acquisition of Olapic, a user-generated content specialist. This was a sizable acquisition outside the scope of Monotype’s core business, and was expected to have a negative impact on overall margins.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Limited Number of Investments: Because the Series has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the Series’ prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2016.
Information Technology	23%
Industrials	18
Financials	16
Consumer Discretionary	16
Real Estate	9
Health Care	6
Consumer Staples	5
Other (includes short-term investments)	7

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Small-Cap Value Series (Continued)

Average Annual Total Returns[1] for periods ended 12/31/16

	1 year	5 years	10 years
Class A at NAV[2]	26.54%	14.11%	5.72%
S&P 500® Index	11.96	14.66	6.95
Russell 2000® Value Index	31.74	15.07	6.26
Series Expense Ratios[3]: Class A Gross: 1.41%, Net: 1.20%.

Returns represent past performance which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance accounts.

[3]	The expense ratios of the Series, both net and gross, are set forth according to the prospectus for the Series effective April 29, 2016, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current information. Net Expenses: Expenses reduced by a contractual waiver in effect through April 30, 2017. Gross Expenses: Do not reflect the effect of the contractual waiver. Expense ratios include fees and expenses associated with underlying funds.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2006 for Class A shares. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Strategic Allocation Series

Series Summary December 31, 2016 (Unaudited)

Portfolio Managers Commentaries by

Kayne Anderson Rudnick Investment Management, LLC (domestic equity portfolio), Duff & Phelps Investment Management Co. (international equity portfolio), and Newfleet Asset Management, LLC (fixed income portfolio)

⬛	The Series is diversified and has an investment objective of high total return over an extended period of time consistent with prudent investment risk. There is no guarantee that the Series will meet its objective.

⬛	For the fiscal year ended December 31, 2016, the Series’ Class A shares at NAV returned 0.82%. For the same period, the S&P 500® Index, a broad-based equity index, returned 11.96% and the Bloomberg Barclays U.S. Aggregate Bond Index, a broad-based fixed income index, returned 2.65%. The Composite Index for the Series, the Series’ style-specific benchmark appropriate for comparison, returned 7.13%.

All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

Effective September 7, 2016, Kayne Anderson Rudnick Investment Management, LLC (“KAR”) became subadviser to the domestic equity sleeve of the Series and Duff & Phelps Investment Management Co. (“DPIM”) became subadviser to the international equity sleeve. The following commentary includes the views of the previous subadviser to the equity sleeve, Euclid Advisors LLC, and the current subadvisers, KAR and DPIM, for the periods they managed their respective equity sleeves. There was no change to the subadviser of the fixed income sleeve of the portfolio, which continues to be managed by Newfleet Asset Management, LLC (“Newfleet”).

How did the markets perform during the Series’ fiscal year?

U.S. Equities

⬛	Large-cap stocks, as measured by the S&P 500® Index, rose nearly 12% in 2016, and small-cap stocks registered an even more impressive gain, advancing slightly more than 21%, as measured by the Russell 2000® Index. The Russell 1000® Growth Index gained 1.01% during the fourth quarter and 7.08% for all of 2016. In the Russell 1000® Growth Index, the telecommunications services (+23.47%), energy (+22.74%), utilities (+17.97%), and industrials (+15.59%) sectors all increased in the year, while the health care (-6.80%) sector lagged for the year.
⬛	Investors’ appetite for risk changed dramatically over the course of 2016. For example, the first half of the year was marked by disappointing economic growth, falling bond yields, and defensive fixed income and equity positioning within portfolios. After two years of dramatic declines, many commodities – particularly crude oil (up 45% for the year) – finally found a bottom, and investors adopted a much more aggressive risk appetite as the economy started to stabilize over the summer and improve into the fall. In November, then President-elect Trump’s pro-business agenda of tax-cutting and fewer regulatory burdens further accentuated the outlook that economic growth would accelerate further in 2017.

International Equities

⬛	International equity markets proved resilient in 2016, as measured by the 1.00% return of the MSCI EAFE® Index (net) for the year. Markets weathered not only a rocky start to the year that was sparked by China growth fears and dramatic oil price declines, but also a steady stream of global electoral surprises (most notably the United Kingdom’s (UK) Brexit vote to leave the European Union (EU), and the U.S. presidential election results), populist movements, geopolitical events, and positive but not particularly robust GDP growth trends. This result stands in contrast to the previous year, where most markets suffered losses of varying degrees.

⬛	Over the year, the winds of change clearly shifted the focus of economic policy in the U.S. from monetary toward fiscal. It remains to be seen whether the EU, U.K., and Japan have the ability and desire to pivot in this fashion. A global decoupling of policy of this kind has not been seen since pre-2008. Policy decoupling, combined with global growth, led to a major shift toward cyclical stocks and a selloff in U.S. Treasuries, pushing the yield on the 10-year Treasury note to 2.45% by year-end from 1.8% on November 7, 2016, the day before the U.S. election.

Fixed Income

⬛	Most fixed income spread sectors outperformed U.S. Treasuries during the fiscal year. The Federal Reserve’s (“the Fed”) dovish stance in mid-February sparked a rally that turned around a volatile time period that began with fresh concerns over China, plummeting oil prices, and fears that the Fed had raised interest rates too soon.
⬛	Late in June volatility returned briefly with fallout from the United Kingdom’s decision to leave the European Union (“Brexit”). Bond yields in the U.S., Japan, and across Europe fell to historic lows in early July as investors fled to the safety of bonds on global growth concerns fueled by the U.K.’s June 23 decision. Markets recovered rather quickly however from the initial shock. Easing by major central banks and a weaker U.S. dollar helped to improve global risk sentiment and stabilize markets.

⬛	September brought heightened concerns over the ability and willingness of central banks to fight chronic low inflation and weak growth as the decision by the European Central Bank (ECB) to leave interest rates and its stimulus program unchanged was a precipitating factor in a widespread market sell-off, reinforced by fears that the Bank of Japan (BOJ) had run out of quantitative easing tools. Hawkish signals from the Fed added to the volatility. The BOJ subsequently decided not to change rates but to shift its focus to stabilizing rates for longer maturity government bonds. This bolstered market sentiment, as did the Fed’s eventual decision to stand pat at its September meeting and not raise rates.

⬛	The unexpected election of Donald Trump as the 45th U.S. president sparked another bout of volatility in early November. President-elect Trump’s campaign, which focused on immigration, trade, tax cuts, and infrastructure spending, was largely perceived by the market as supportive of faster growth. Inflation expectations increased, causing the yield on the 10-year U.S. Treasury to rise 0.52% by the end of November. Also in late November, oil prices benefited from OPEC’s decision to cut oil production for the first time in eight years. In December, in a largely anticipated move, the Fed raised its target rate 25 basis points to a range of 0.5% to 0.75% at its final meeting of 2016.

⬛	Over the fiscal year, yields of U.S. Treasuries increased across maturities, particularly for shorter term Treasury bonds.

What factors affected the Series’ performance during the fiscal year?

U.S. Equities

⬛	During the third quarter, the domestic equity sleeve and international equity sleeve of the portfolio were each appointed a new subadviser, effective September 7, 2016.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Strategic Allocation Series (Continued)

⬛	Under the new subadviser, the U.S. equity sleeve underperformed the Russell 1000® Growth Index from September 13 (the date the transition was completed) through December 31, 2016. From a sector perspective, performance was primarily driven by positive stock selection in the health care and financials sector, while performance as hurt by negative stock selection in the information technology and consumer discretionary sectors.

⬛	From an individual stock perspective, the companies that contributed the most to performance were Netflix and Bank of America.

⬛	Netflix embarked on two bold growth initiatives in recent years with the build-out of international infrastructure and a massive investment in original content. The company’s unmatched scale gives it the data and financial firepower to deliver better content and led to another better-than-expected third quarter earnings report.

⬛	Bank of America also beat earnings expectations in the third quarter. The company has the opportunity to reduce its bloated expense base and allow its legacy loan portfolio to run off. With the prospect for higher interest rates (helping net interest margins) from the new administration, reduced regulation (allowing banks to refocus on growth), and lower corporate taxes, Bank of America is one of many financial institutions that now, for the first time in years, has the opportunity to grow and return capital to shareholders.

⬛	The companies that detracted the most from performance were Facebook and Alibaba Group, the Chinese e-commerce company.

⬛	Facebook continued to grow advertising revenue and take share in the online digital marketing space. The company has delivered an unprecedented global reach of 20% of the earth’s population to advertisers in a very measureable way. Monetization of this audience has barely scratched the surface of its long-term potential. Future growth levers include untapped monetization of Messenger, WhatsApp, and video advertising, along with Virtual Reality. Facebook’s stock was perceived as a relative loser following the U.S. election, and was thus used by investors as a source of funds for share purchases of more Trump-sensitive companies in the quarter.

⬛	Alibaba’s marketplaces have huge network effects and Alibaba is fostering the ecosystem with investments in payments and logistics partnerships. Alibaba can leverage its computing architecture for Alicloud, a cloud computing offering that should turn profitable in the next two years. Like Facebook, Alibaba was also a perceived relative loser post the U.S. election, and also used by investors as a source of funds for purchases of more Trump-sensitive names in the quarter.

International Equities

⬛	Under the new subadviser, the Series’ international equity sleeve underperformed the MSCI EAFE® Index from September 13 (the date the transition was completed) through December 31, 2016. Both sector selection and security selection detracted from the performance of the international equity sleeve for the period, with security selection having the greater impact.

⬛	On a sector performance basis, five of the eleven sectors represented in the Series’ international equity sleeve contributed positively to returns; however, the six remaining sectors in the sleeve posted negative returns and pulled the sleeve into negative territory for the period. The materials and health care holdings in the sleeve were particularly challenged, detracting more than 1% each from the sleeve’s performance for the period. Telecommunications and utilities, after a particularly difficult fourth quarter, detracted about 0.75% each within the sleeve for the period. The sleeve’s investments in the real estate sector detracted 0.37% from the sleeve’s performance, due mostly to a poor fourth quarter showing.

⬛	On the positive side, financials contributed 1.37% to the Series’ international equity results for the period, while the energy sector investments contributed 1.11%. Finally, sleeve allocations to industrials and consumer staples sectors ended the period with modest positive contributions to the Series’ international equity returns of less than 1% each.

Fixed Income

⬛	The underperformance of U.S. Treasuries relative to most fixed income spread sectors was the key driver of the outperformance of the Series’ fixed income sleeve relative to the benchmark.

⬛	The Series’ allocation to high yield corporate bonds, high quality corporate bonds, and issue selection within emerging market high yield bonds were the largest positive contributors to performance for the fiscal year.

⬛	During the fiscal year, the Series’ exposure to a long-dated U.S. Treasury position detracted from performance. While exposure to high yield corporate bonds contributed to the Series’ overall performance, our bias toward higher quality securities within the sector detracted from returns during a period in which lower quality outperformed.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice, and there is no guarantee that market forecasts will be realized.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Allocation: The Series’ exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Prospectus: For additional information on risks, please see the Series’ prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2016.
Common Stocks		58%
Information Technology	16%
Consumer Discretionary	14
Health Care	6
Total of all other common stock sectors	22
Corporate Bonds and Notes		19
Financials	7
Energy	3
Total of all other corporate bond sectors	9
Mortgage-Backed Securities		13
Asset-Backed Securities		3
U.S. Government Securities		2
Municipal Bonds		1
Foreign Government Securities		1
Other (includes short-term investments)		3

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Strategic Allocation Series (Continued)

Average Annual Total Returns[1] for periods ended 12/31/16

	1 year	5 years	10 years
Class A at NAV[2]	0.82%	6.54%	4.53%
S&P 500® Index	11.96	14.66	6.95
Bloomberg Barclays U.S. Aggregate Bond Index	2.65	2.23	4.35
Composite Index for Strategic Allocation Series	7.13	9.45	6.10
Series Expense Ratios[3]: Class A Gross: 1.07%, Net: 0.98%.

Returns represent past performance which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with separate insurance accounts.

[3]	The expense ratios of the Series, both net and gross, are set forth according to the prospectus for the Series effective April 29, 2016, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current information. Net Expenses: Expenses reduced by a contractual waiver in effect through April 30, 2017. Gross Expenses: Do not reflect the effect of the contractual waiver. Expense ratios include fees and expenses associated with underlying funds.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2006 for Class A shares. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

VIRTUS CAPITAL GROWTH SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2016

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—99.1%

Consumer Discretionary—27.1%
Amazon.com, Inc.(2)	10,060	$7,544
Ctrip.Com International Ltd. ADR(2)	64,830	2,593
Home Depot, Inc. (The)	29,558	3,963
Las Vegas Sands Corp.	109,992	5,875
Netflix, Inc.(2)	35,010	4,334
NIKE, Inc. Class B	98,815	5,023
Priceline Group, Inc. (The)(2)	4,169	6,112
Ross Stores, Inc.	76,667	5,029
Starbucks Corp.	128,718	7,146
TripAdvisor, Inc.(2)	58,632	2,719

		50,338

Consumer Staples—10.2%
Colgate-Palmolive Co.	36,097	2,362
Costco Wholesale Corp.	25,081	4,016
Mead Johnson Nutrition Co.	25,581	1,810
Monster Beverage Corp.(2)	131,925	5,849
Philip Morris International, Inc.	54,221	4,961

		18,998

Energy—6.0%
Cabot Oil & Gas Corp.	73,623	1,720
Core Laboratories N.V.	26,436	3,174
Pioneer Natural Resources Co.	16,600	2,989
Schlumberger Ltd.	37,809	3,174

		11,057

Financials—4.5%
Bank of America Corp.	250,030	5,526
Charles Schwab Corp. (The)	69,237	2,733

		8,259

Health Care—11.8%
BioMarin Pharmaceutical, Inc.(2)	40,346	3,342
Bristol-Myers Squibb Co.	83,713	4,892
Celgene Corp.(2)	58,059	6,720
Danaher Corp.	40,667	3,166
Zoetis, Inc.	71,264	3,815

		21,935

Industrials—4.2%
Roper Technologies, Inc.	19,172	3,510
Union Pacific Corp.	22,990	2,384
Wabtec Corp.	23,940	1,987

		7,881

Information Technology—33.4%
Accenture plc Class A	27,201	3,186
Activision Blizzard, Inc.	67,670	2,443
Alibaba Group Holding Ltd. Sponsored ADR(2)	87,098	7,648
Alphabet, Inc. Class A(2)	6,699	5,309
Amphenol Corp. Class A	88,224	5,929
CoStar Group, Inc.(2)	15,850	2,987
Facebook, Inc. Class A(2)	148,612	17,098
Gartner, Inc.(2)	12,770	1,291
Paycom Software, Inc.(2)	53,982	2,456

	SHARES	VALUE
Information Technology—continued
Visa, Inc. Class A	85,998	$6,709
Workday, Inc. Class A(2)	48,160	3,183
Yandex N.V. Class A(2)	181,555	3,655

		61,894

Materials—1.9%
Ecolab, Inc.	29,374	3,443
TOTAL COMMON STOCKS (Identified Cost $123,821)		183,805
TOTAL LONG TERM INVESTMENTS—99.1%
(Identified Cost $123,821)		183,805
TOTAL INVESTMENTS—99.1% (Identified Cost $123,821)		183,805	(1)
Other assets and liabilities, net—0.9%		1,714

NET ASSETS—100.0%		$185,519

Abbreviation:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at December 31, 2016, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

Country Weightings (unaudited)†
United States	92%
China	6
Russia	2
Total	100%
† % of total investments as of December 31, 2016

The following table provides a summary of inputs used to value the Series’ investments as of December 31, 2016 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2016	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$183,805	$183,805

Total Investments	$183,805	$183,805

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at December 31, 2016.

See Notes to Financial Statements

VIRTUS ENHANCED CORE EQUITY SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2016

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—28.0%

Consumer Discretionary—2.3%
BorgWarner, Inc.	6,790	$268
Delphi Automotive plc	3,717	250
Harman International Industries, Inc.	3,217	358
Horton (D.R.), Inc.	7,005	191
Lennar Corp. Class A	4,574	196
Netflix, Inc.(2)	2,359	292
News Corp. Class A	16,368	188
Royal Caribbean Cruises Ltd.	3,288	270
Under Armour, Inc. Class A(2)	5,146	149
Wynn Resorts Ltd.	2,717	235

		2,397

Energy—7.9%
Anadarko Petroleum Corp.	5,575	389
Apache Corp.	5,718	363
Baker Hughes, Inc.	4,789	311
Chesapeake Energy Corp.(2)	72,044	506
Cimarex Energy Co.	2,002	272
Concho Resources, Inc.(2)	2,145	284
ConocoPhillips	6,004	301
Devon Energy Corp.	8,077	369
Diamond Offshore Drilling, Inc.	11,937	211
EOG Resources, Inc.	2,574	260
FMC Technologies, Inc.(2)	9,434	335
Halliburton Co.	5,361	290
Helmerich & Payne, Inc.	4,003	310
Hess Corp.	5,146	320
Kinder Morgan, Inc.	11,579	240
Marathon Oil Corp.	23,300	403
Marathon Petroleum Corp.	6,576	331
Murphy Oil Corp.	11,365	354
Newfield Exploration Co.(2)	6,290	255
Noble Energy, Inc.	7,219	275
ONEOK, Inc.	5,504	316
Pioneer Natural Resources Co.	1,287	232
Southwestern Energy Co.(2)	15,653	169
Tesoro Corp.	3,003	263
Transocean Ltd.(2)	29,161	430
Williams Cos., Inc. (The)	15,867	494

		8,283

Financials—9.8%
Affiliated Managers Group, Inc.(2)	2,073	301
Ameriprise Financial, Inc.	2,574	286
Bank of America Corp.	17,226	381
Bank of New York Mellon Corp. (The)	5,718	271
BlackRock, Inc.	643	245
Capital One Financial Corp.	3,288	287
Charles Schwab Corp. (The)	9,434	372
Citigroup, Inc.	5,861	348
Citizens Financial Group, Inc.	9,291	331
Comerica, Inc.	5,575	380
E*TRADE Financial Corp.(2)	11,222	389
Fifth Third Bancorp.	12,866	347
Franklin Resources, Inc.	6,290	249
Goldman Sachs Group, Inc. (The)	1,358	325
Huntington Bancshares, Inc.	22,800	301
Invesco Ltd.	9,363	284

	SHARES	VALUE
Financials—continued
JPMorgan Chase & Co.	3,503	$302
KeyCorp.	20,013	366
Legg Mason, Inc.	7,291	218
Lincoln National Corp.	6,361	422
MetLife, Inc.	6,147	331
Moody’s Corp.	2,145	202
Morgan Stanley	9,291	393
Navient Corp.	17,440	286
Northern Trust Corp.	3,503	312
Principal Financial Group, Inc.	5,575	323
Prudential Financial, Inc.	3,431	357
Regions Financial Corp.	27,803	399
State Street Corp.	3,646	283
SunTrust Banks, Inc.	5,647	310
Unum Group	6,647	292
Zions Bancorporation	8,721	375

		10,268

Health Care—1.3%
Alexion Pharmaceuticals, Inc.(2)	1,716	210
Celgene Corp.(2)	2,073	240
Endo International plc(2)	11,794	194
Illumina, Inc.(2)	1,287	165
Mallinckrodt plc(2)	3,217	160
Regeneron Pharmaceuticals, Inc.(2)	572	210
Vertex Pharmaceuticals, Inc.(2)	2,574	190

		1,369

Industrials—1.0%
American Airlines Group, Inc.	6,004	281
Arconic, Inc.	7,726	143
Ryder System, Inc.	3,789	282
United Rentals, Inc.(2)	3,503	370

		1,076

Information Technology—3.3%
Autodesk, Inc.(2)	3,503	259
Broadcom Ltd.	1,358	240
Citrix Systems, Inc.(2)	2,645	236
Cognizant Technology Solutions Corp. Class A(2)	3,860	216
First Solar, Inc.(2)	6,433	207
Hewlett Packard Enterprise Co.	9,792	227
HP, Inc.	15,152	225
Micron Technology, Inc.(2)	18,940	415
Qorvo, Inc.(2)	5,075	268
salesforce.com, Inc.(2)	2,860	196
Seagate Technology plc	7,648	292
Skyworks Solutions, Inc.	3,860	288
Western Digital Corp.	6,290	427

		3,496

Materials—1.5%
Alcoa Corp.	2,575	72
FMC Corp.	4,717	267
Freeport-McMoRan, Inc.(2)	34,951	461
LyondellBasell Industries N.V. Class A	2,788	239
Owens-Illinois, Inc.(2)	12,723	222
WestRock Co.	5,146	261

		1,522

	SHARES	VALUE
Real Estate—0.6%
CBRE Group, Inc. Class A(2)	9,220	$290
Host Hotels & Resorts, Inc.	16,978	320

		610

Telecommunication Services—0.3%
Level 3 Communications, Inc.(2)	4,646	262
TOTAL COMMON STOCKS (Identified Cost $25,806)		29,283

EXCHANGE-TRADED FUNDS(3)—71.5%
Energy Select Sector SPDR Fund	113,478	8,547
Financial Select Sector SPDR Fund	403,758	9,387
Industrial Select Sector SPDR Fund	132,502	8,244
Materials Select Sector SPDR Fund	166,876	8,294
SPDR S&P 500® ETF Trust	73,764	16,489
Vanguard S&P 500 Index Fund (4)	116,076	23,832
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $71,345)		74,793

	CONTRACTS

PURCHASED OPTIONS—0.1%

Call Options—0.0%
S&P 500® Index expiration 01/04/17 strike price $2,375	148	1
S&P 500® Index expiration 01/06/17 strike price $2,370	274	3
S&P 500® Index expiration 01/11/17 strike price $2,375	148	3
S&P 500® Index expiration 01/13/17 strike price $2,375	271	7

		14

Put Options—0.1%
S&P 500® Index expiration 01/04/17 strike price $2,160	148	14
S&P 500® Index expiration 01/06/17 strike price $2,145	274	26
S&P 500® Index expiration 01/11/17 strike price $2,135	148	27
S&P 500® Index expiration 01/13/17 strike price $2,100	271	46

		113
TOTAL PURCHASED OPTIONS (Premiums Paid $109)		127
TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS—99.6% (Identified Cost $97,260)		104,203	(1)

Refer to Footnote Legend on page 29.

See Notes to Financial Statements

VIRTUS ENHANCED CORE EQUITY SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2016

($ reported in thousands)

	CONTRACTS	VALUE
WRITTEN OPTIONS—(0.3)%

Call Options—(0.0)%
S&P 500® Index expiration 01/04/17 strike price $2,325	148	$(2)
S&P 500® Index expiration 01/06/17 strike price $2,320	274	(7)
S&P 500® Index expiration 01/11/17 strike price $2,325	148	(7)
S&P 500® Index expiration 01/13/17 strike price $2,325	271	(14)

		(30)

Put Options—(0.3)%
S&P 500® Index expiration 01/04/17 strike price $2,210	148	(31)
S&P 500® Index expiration 01/06/17 strike price $2,195	274	(80)

	CONTRACTS	VALUE
Put Options—continued
S&P 500® Index expiration 01/11/17 strike price $2,185	148	$(80)
S&P 500® Index expiration 01/13/17 strike price $2,150	271	(89)

		(280)
TOTAL WRITTEN OPTIONS—(0.3)% (Premiums Received $271)		(310	)(1)
TOTAL INVESTMENTS NET OF WRITTEN OPTIONS—99.3% (Identified Cost $96,989)		103,893
Other assets and liabilities, net—0.7%		694

NET ASSETS—100.0%		$104,587

Abbreviations:

ETF	Exchange-Traded Fund
SPDR	S&P Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at December 31, 2016, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Shares of these funds are publicly offered and the prospectus and annual reports of each are publicly available.
(4)	All or a portion segregated as collateral for written options.

The following table provides a summary of inputs used to value the Series’ investments as of December 31, 2016 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2016	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Equity Securities:
Common Stocks	$29,283	$29,283	$—
Exchange-Traded Funds	74,793	74,793	—
Purchased Options	127	100	27

Total Investments before Written Options	$104,203	$104,176	$27

Written Options	(310)	(310)	—

Total Investments Net of Written Options	$103,893	$103,866	$27

There are no Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at December 31, 2016.

See Notes to Financial Statements

VIRTUS EQUITY TREND SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2016

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—98.3%

Consumer Discretionary—27.4%
Advance Auto Parts, Inc.	69	$12
Amazon.com, Inc.(2)	63	47
AutoNation, Inc.(2)	78	4
AutoZone, Inc.(2)	29	23
Best Buy Co., Inc.	1,545	66
CarMax, Inc.(2)	184	12
Carnival Corp.	444	23
CBS Corp. Class B	623	40
Charter Communications, Inc. Class A(2)	69	20
Chipotle Mexican Grill, Inc.(2)	14	5
Comcast Corp. Class A	780	54
Darden Restaurants, Inc.	37	3
Discovery Communications, Inc. Class A(2)	231	6
Discovery Communications, Inc. Class C(2)	343	9
Expedia, Inc.	30	3
Foot Locker, Inc.	92	6
Gap, Inc. (The)	172	4
Garmin Ltd.	597	29
Genuine Parts Co.	431	41
Harley-Davidson, Inc.	1,206	70
Harman International Industries, Inc.	370	41
Hasbro, Inc.	373	29
Home Depot, Inc. (The)	394	53
Interpublic Group of Cos., Inc. (The)	950	22
L Brands, Inc.	166	11
Leggett & Platt, Inc.	505	25
LKQ Corp.(2)	870	27
Lowe’s Cos., Inc.	278	20
Marriott International, Inc. Class A	328	27
Mattel, Inc.	1,124	31
McDonald’s Corp.	263	32
Mohawk Industries, Inc.(2)	238	47
Netflix, Inc.(2)	60	7
Newell Brands, Inc.	1,502	67
NIKE, Inc. Class B	1,409	72
O’Reilly Automotive, Inc.(2)	85	24
Omnicom Group, Inc.	560	48
Priceline Group, Inc. (The)(2)	7	10
Ross Stores, Inc.	236	15
Royal Caribbean Cruises Ltd.	172	14
Scripps Networks Interactive, Inc. Class A	146	10
Starbucks Corp.	452	25
TEGNA, Inc.	328	7
TJX Cos., Inc. (The)	388	29
TripAdvisor, Inc.(2)	21	1
Urban Outfitters, Inc.(2)	69	2
Wyndham Worldwide Corp.	112	9
Wynn Resorts Ltd.	692	60
Yum China Holdings, Inc.(2)	110	3
Yum! Brands, Inc.	106	7

		1,252

Consumer Staples—8.0%
Altria Group, Inc.	449	30
Brown-Forman Corp. Class B	358	16
Campbell Soup Co.	49	3
ConAgra Brands, Inc.	118	5

	SHARES	VALUE
Consumer Staples—continued
Constellation Brands, Inc. Class A	357	$55
General Mills, Inc.	149	9
Hershey Co. (The)	37	4
Hormel Foods Corp.	83	3
J.M. Smucker Co. (The)	36	5
Kellogg Co.	76	6
Kraft Heinz Co.(The)	144	13
Lamb Weston Holdings, Inc.(2)	40	1
McCormick & Co., Inc.	27	2
Mead Johnson Nutrition Co.	59	4
Molson Coors Brewing Co. Class B	720	70
Mondelez International, Inc. Class A	404	18
Philip Morris International, Inc.	357	33
Reynolds American, Inc.	179	10
Sysco Corp.	1,363	75
Tyson Foods, Inc. Class A	78	5

		367

Energy—3.3%
Helmerich & Payne, Inc.	578	45
Marathon Petroleum Corp.	379	19
Phillips 66	305	26
Tesoro Corp.	91	8
Transocean Ltd.(2)	2,078	31
Valero Energy Corp.	339	23

		152

Financials—9.8%
Aflac, Inc.	159	11
Allstate Corp. (The)	174	13
AON plc	203	23
Bank of America Corp.	720	16
BB&T Corp.	262	12
Charles Schwab Corp. (The)	426	17
CHUBB Ltd.	209	28
Cincinnati Financial Corp.	80	6
Citigroup, Inc.	206	12
Citizens Financial Group, Inc.	168	6
Comerica, Inc.	11	1
E*TRADE Financial Corp.(2)	96	3
Fifth Third Bancorp.	247	7
Gallagher (Arthur J.) & Co.	135	7
Goldman Sachs Group, Inc. (The)	134	32
Huntington Bancshares, Inc.	349	5
JPMorgan Chase & Co.	255	22
KeyCorp.	348	6
Lincoln National Corp.	90	6
M&T Bank Corp.	51	8
Marsh & McLennan Cos., Inc.	413	28
MetLife, Inc.	427	23
Morgan Stanley	521	22
People’s United Financial, Inc.	46	1
PNC Financial Services Group, Inc. (The)	158	18
Principal Financial Group, Inc.	103	6
Progressive Corp. (The)	246	9
Prudential Financial, Inc.	170	18
Regions Financial Corp.	405	6
SunTrust Banks, Inc.	161	9
Torchmark Corp.	44	3
Travelers Cos., Inc. (The)	126	15
U.S. Bancorp.	113	6
Unum Group	91	4

	SHARES	VALUE
Financials—continued
Wells Fargo & Co.	321	$18
Willis Towers Watson plc	98	12
XL Group Ltd.	144	5
Zions Bancorporation	104	4

		448

Health Care—5.0%
Abbott Laboratories	245	9
Aetna, Inc.	91	11
Agilent Technologies, Inc.	201	9
Anthem, Inc.	74	11
Bard (C.R.), Inc.	10	2
Baxter International, Inc.	109	5
Becton, Dickinson & Co.	40	7
Boston Scientific Corp.(2)	240	5
Centene Corp.(2)	42	2
Cigna Corp.	74	10
Danaher Corp.	96	8
Edwards Lifesciences Corp.(2)	43	4
Hologic, Inc.(2)	38	2
Humana, Inc.	41	8
Illumina, Inc.(2)	90	12
Intuitive Surgical, Inc.(2)	6	4
Medtronic plc	196	14
Mettler-Toledo International, Inc.(2)	16	7
PerkinElmer, Inc.	80	4
St. Jude Medical, Inc.	62	5
Stryker Corp.	44	5
Thermo Fisher Scientific, Inc.	239	34
UnitedHealth Group, Inc.	225	36
Varian Medical Systems, Inc.(2)	15	1
Waters Corp.(2)	57	8
Zimmer Biomet Holdings, Inc.	33	3

		226

Industrials—15.8%
3M Co.	85	15
Allegion plc	117	8
Arconic, Inc.	74	1
Boeing Co. (The)	98	15
Cintas Corp.	627	72
Deere & Co.	723	75
Dover Corp.	94	7
Dun & Bradstreet Corp. (The)	60	7
Equifax, Inc.	185	22
Expeditors International of Washington, Inc.	89	5
FedEx Corp.	118	22
Flowserve Corp.	88	4
Fortive Corp.	137	7
Fortune Brands Home & Security, Inc.	160	9
General Dynamics Corp.	58	10
General Electric Co.	1,281	41
Honeywell International, Inc.	118	14
Hunt (JB) Transport Services, Inc.	494	48
Illinois Tool Works, Inc.	145	18
Ingersoll-Rand plc	118	9
Johnson Controls International plc	980	40
L-3 Communications Holdings, Inc.	18	3
Lockheed Martin Corp.	41	10
Masco Corp.	400	13
Nielsen Holdings plc	520	22

Refer to Footnote Legend on page 31.

See Notes to Financial Statements

VIRTUS EQUITY TREND SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2016

($ reported in thousands)

	SHARES	VALUE
Industrials—continued
Northrop Grumman Corp.	27	$6
Parker Hannifin Corp.	60	8
Pentair plc	77	4
Raytheon Co.	58	8
Republic Services, Inc.	342	20
Robinson (C.H.) Worldwide, Inc.	69	5
Rockwell Collins, Inc.	20	2
Roper Technologies, Inc.	19	3
Ryder System, Inc.	300	22
Snap-On, Inc.	36	6
Stanley Black & Decker, Inc.	68	8
Stericycle, Inc.(2)	121	9
Textron, Inc.	40	2
TransDigm Group, Inc.	10	3
United Parcel Service, Inc. Class B	335	38
United Technologies Corp.	115	13
Verisk Analytics, Inc.(2)	244	20
Waste Management, Inc.	598	42
Xylem, Inc.	107	5

		721

Information Technology—14.4%
Activision Blizzard, Inc.	986	36
Adobe Systems, Inc.(2)	221	23
Akamai Technologies, Inc.(2)	17	1
Alliance Data Systems Corp.	9	2
Alphabet, Inc. Class A(2)	25	20
Alphabet, Inc. Class C(2)	26	20
Amphenol Corp. Class A	496	33
Analog Devices, Inc.	66	5
Apple, Inc.	542	63
Applied Materials, Inc.	1,217	39
Autodesk, Inc.(2)	84	6
Automatic Data Processing, Inc.	79	8
Broadcom Ltd.	48	8
CA, Inc.	36	1
Citrix Systems, Inc.(2)	80	7
Corning, Inc.	1,551	38
eBay, Inc.(2)	111	3
Electronic Arts, Inc.(2)	436	34
Facebook, Inc. Class A(2)	203	23
Fidelity National Information Services, Inc.	58	4
First Solar, Inc.(2)	15	—	(3)
Fiserv, Inc.(2)	40	4
Global Payments, Inc.	24	2
Hewlett Packard Enterprise Co.	179	4
HP, Inc.	175	3
Intel Corp.	574	21
Intuit, Inc.	122	14
KLA-Tencor Corp.	175	14
Lam Research Corp.	180	19
Linear Technology Corp.	59	4
MasterCard, Inc. Class A	144	15
Microchip Technology, Inc.	31	2
Micron Technology, Inc.(2)	198	4
Microsoft Corp.	872	54
NetApp, Inc.	23	1
NVIDIA Corp.	91	10
Oracle Corp.	327	13
Paychex, Inc.	67	4
PayPal Holdings, Inc.(2)	186	7
Qorvo, Inc.(2)	20	1

	SHARES	VALUE
Information Technology—continued
QUALCOMM, Inc.	178	$12
Red Hat, Inc.(2)	22	2
salesforce.com, Inc.(2)	296	20
Seagate Technology plc	32	1
Skyworks Solutions, Inc.	36	3
Symantec Corp.	75	2
Texas Instruments, Inc.	122	9
Total System Services, Inc.	27	1
VeriSign, Inc.(2)	9	1
Visa, Inc. Class A	296	23
Western Digital Corp.	28	2
Western Union Co. (The)	80	2
Xerox Corp.	144	1
Xilinx, Inc.	46	3
Yahoo!, Inc.(2)	85	3

		655

Materials—9.8%
AdvanSix, Inc.(2)	5	—	(3)
Albemarle Corp.	79	7
Alcoa Corp.	667	19
Avery Dennison Corp.	147	10
Dow Chemical Co. (The)	549	31
Du Pont (E.I.) de Nemours & Co.	446	33
Eastman Chemical Co.	90	7
Ecolab, Inc.	182	21
International Flavors & Fragrances, Inc.	67	8
International Paper Co.	601	32
Martin Marietta Materials, Inc.	150	33
Newmont Mining Corp.	2,177	74
Nucor Corp.	1,135	68
PPG Industries, Inc.	185	18
Sealed Air Corp.	269	12
Sherwin-Williams Co. (The)	57	15
Vulcan Materials Co.	328	41
WestRock Co.	345	18

		447

Real Estate—3.2%
American Tower Corp.	149	16
Crown Castle International Corp.	132	11
Digital Realty Trust, Inc.	54	5
Equinix, Inc.	28	10
Extra Space Storage, Inc.	59	5
Iron Mountain, Inc.	86	3
Prologis, Inc.	1,387	73
Public Storage	52	12
Quality Care Properties, Inc.(2)	89	1
Weyerhaeuser Co.	273	8

		144

Utilities—1.6%
Ameren Corp.	87	5
CenterPoint Energy, Inc.	159	4
CMS Energy Corp.	98	4
Consolidated Edison, Inc.	100	7
Dominion Resources, Inc.	197	15
DTE Energy Co.	76	8
NiSource, Inc.	111	2
Public Service Enterprise Group, Inc.	171	8

	SHARES	VALUE
Utilities—continued
SCANA Corp.	61	$4
Sempra Energy	83	8
WEC Energy Group, Inc.	116	7

		72
TOTAL COMMON STOCKS (Identified Cost $4,084)		4,484
TOTAL LONG TERM INVESTMENTS—98.3% (Identified Cost $4,084)		4,484
TOTAL INVESTMENTS—98.3% (Identified Cost $4,084)		4,484	(1)
Other assets and liabilities, net—1.7%		79

NET ASSETS—100.0%		$4,563

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at December 31, 2016, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Amount is less than $500.

The following table provides a summary of inputs used to value the Series’ investments as of December 31, 2016 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2016	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$4,484	$4,484

Total Investments	$4,484	$4,484

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at December 31, 2016.

See Notes to Financial Statements

VIRTUS INTERNATIONAL SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2016

($ reported in thousands)

	SHARES	VALUE
PREFERRED STOCK—2.5%

Consumer Staples—2.5%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar 0.03% (Brazil)	265,345	$4,463
TOTAL PREFERRED STOCK (Identified Cost $4,372)		4,463

COMMON STOCKS—90.6%

Consumer Discretionary—16.0%
Bayerische Motoren Werke AG (Germany)	53,720	5,019
Bridgestone Corp. (Japan)	117,725	4,245
Fuji Heavy Industries Ltd. (Japan)	134,170	5,478
IMAX Corp. (Canada)(2)	171,675	5,390
Sony Corp. (Japan)	165,475	4,637
WPP plc (United Kingdom)	162,013	3,626

		28,395

Consumer Staples—5.3%
British American Tobacco plc (United Kingdom)	74,295	4,231
Marine Harvest ASA (Norway)	290,888	5,245

		9,476

Energy—8.3%
Petroleo Brasileiro S.A. ADR (Brazil)(2)	435,720	4,405
Statoil ASA (Norway)	281,430	5,162
Technip SA (France)	72,985	5,210

		14,777

Financials—14.9%
American International Group, Inc. (United States)	87,120	5,690
DBS Group Holdings Ltd. (Singapore)	480,900	5,758
Mizuho Financial Group, Inc. (Japan)	2,714,520	4,873
ORIX Corp. (Japan)	319,605	4,988
Societe Generale SA (France)	106,675	5,249

		26,558

	SHARES	VALUE
Health Care—8.0%
Allergan plc (Ireland)(2)	26,685	$5,604
Icon plc (Ireland)(2)	56,215	4,227
Shire plc (United Kingdom)	75,351	4,350

		14,181

Industrials—14.8%
Airbus Group SE (France)	75,935	5,023
Ashtead Group plc (United Kingdom)	324,590	6,320
Nidec Corp. (Japan)	60,430	5,215
RELX plc (United Kingdom)	251,994	4,500
Safran SA (France)	73,935	5,325

		26,383

Information Technology—8.3%
Broadcom Ltd. (Singapore)	30,460	5,385
Check Point Software Technologies Ltd. (Israel)(2)	47,075	3,976
SAP SE (Germany)	60,721	5,293

		14,654

Materials—4.2%
Fortescue Metals Group Ltd. (Australia)	365,435	1,553
Toray Industries, Inc. (Japan)	718,370	5,816

		7,369

Real Estate—2.5%
LendLease Group (Australia)	416,870	4,398

Telecommunication Services—6.6%
KDDI Corp. (Japan)	166,005	4,204
Nippon Telegraph & Telephone Corp. (Japan)	99,925	4,200
Spark New Zealand Ltd. (New Zealand)	1,432,933	3,394

		11,798

Utilities—1.7%
Korea Electric Power Corp. (South Korea)	84,345	3,076
TOTAL COMMON STOCKS (Identified Cost $154,523)		161,065
TOTAL LONG TERM INVESTMENTS—93.1%
(Identified Cost $158,895)		165,528

	SHARES	VALUE
SHORT-TERM INVESTMENT—2.3%

Money Market Mutual Fund—2.3%
JPMorgan U.S. Government Money Market Fund – Institutional Shares (seven-day effective yield 0.440%)(3)	4,171,514	$4,172
TOTAL SHORT-TERM INVESTMENT (Identified Cost $4,172)		4,172
TOTAL INVESTMENTS—95.4% (Identified Cost $163,067)		169,700	(1)
Other assets and liabilities, net—4.6%		8,254

NET ASSETS—100.0%		$177,954

Abbreviation:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at December 31, 2016, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.

Foreign Currency:

JPY	Japanese Yen

Country Weightings (unaudited)†
Japan	26%
United Kingdom	14
France	12
Singapore	6
Norway	6
Germany	6
United States	6
Other	24
Total	100%
† % of total investments as of December 31, 2016

At December 31, 2016, the Series had entered into forward currency contracts as follows (reported in 000’s):

Contracts to Sell	In Exchange for	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY 2,599,743	USD 22,922	JPMorgan	6/5/2017	$496

See Notes to Financial Statements

VIRTUS INTERNATIONAL SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2016

($ reported in thousands)

The following table provides a summary of inputs used to value the Series’ investments as of December 31, 2016 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2016	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Equity Securities:
Common Stocks	$161,065	$161,065	$—
Preferred Stock	4,463	4,463	—
Short-Term Investment	4,172	$4,172	—

Total Investments	$169,700	$169,700	$—

Other Financial Instruments:
Forward Currency Contracts*	$496	$—	$496

There are no Level 3 (significant unobservable inputs) priced securities.

*	Valued at the unrealized appreciation (depreciation) on the investment.

Securities held by the Series with an end of period value of $32,160 were transferred from Level 2 to Level 1 based on our valuation procedures for non-US securities (See Note 2A in the Notes to Financial Statements).

See Notes to Financial Statements

VIRTUS MULTI-SECTOR FIXED INCOME SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2016

($ reported in thousands)

	PAR VALUE		VALUE
MUNICIPAL BONDS—0.5%

Michigan—0.1%
Tobacco Settlement Finance Authority Taxable Series A, 7.309%, 6/1/34	$190		$175

Virginia—0.4%
Tobacco Settlement Financing Corp. Series A-1, Taxable 6.706%, 6/1/46	655		522
TOTAL MUNICIPAL BONDS (Identified Cost $828)			697

FOREIGN GOVERNMENT SECURITIES—9.9%
Argentine Republic
144A 7.500%, 4/22/26(3)	440		462
7.875%, 6/15/27	465		460
8.280%, 12/31/33	562		603
144A 7.125%, 7/6/36(3)	265		253
144A 7.625%, 4/22/46(3)	150		150
Bolivarian Republic of Venezuela
RegS 7.000%, 12/1/18(4)	93		60
RegS 7.750%, 10/13/19(4)	87		49
RegS 7.650%, 4/21/25(4)	825		380
9.375%, 1/13/34	750		351
Federative Republic of Brazil
Treasury Note Series F, 10.000%, 1/1/23	870	BRL	252
8.500%, 1/5/24	350	BRL	94
Treasury Note Series F, 10.000%, 1/1/25	860	BRL	246
10.250%, 1/10/28	250	BRL	71
5.625%, 1/7/41	310		277
Kingdom of Bahrain 144A 7.000%, 10/12/28(3)	340		348
Kingdom of Jordan 144A 5.750%, 1/31/27(3)	420		399
Kingdom of Morocco 144A 5.500%, 12/11/42(3)	300		305
Kingdom of Saudi Arabia 144A 3.250%, 10/26/26(3)	355		337
Provincia de Buenos Aires 144A 9.125%, 3/16/24(3)	280		305
Republic of Chile 5.500%, 8/5/20	231,500	CLP	364
Republic of Colombia
4.375%, 3/21/23	994,000	COP	288
9.850%, 6/28/27	283,000	COP	111
Republic of Costa Rica 144A 7.000%, 4/4/44(3)	315		289
Republic of Cote d’Ivoire 144A 6.375%, 3/3/28(3)	305		297
Republic of El Salvador 144A 6.375%, 1/18/27(3)	475		439
Republic of Indonesia Series FR56, 8.375%, 9/15/26	6,228,000	IDR	476
Republic of Iraq RegS 5.800%, 1/15/28(4)	250		208
Republic of Panama 3.750%, 3/16/25	380		377

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES—continued
Republic of Romania 144A 6.750%, 2/7/22(3)	$170		$194
Republic of South Africa
Series R203, 8.250%, 9/15/17	2,375	ZAR	174
Series R208, 6.750%, 3/31/21	1,410	ZAR	97
4.300%, 10/12/28	270		250
Republic of Sri Lanka 144A 6.850%, 11/3/25(3)	300		296
Republic of Turkey
9.000%, 3/8/17	570	TRY	162
4.875%, 10/9/26	1,110		1,030
4.875%, 4/16/43	420		338
Russian Federation 144A 7.850%, 3/10/18(3)	30,000	RUB	484
State of Qatar 144A 3.250%, 6/2/26(3)	225		217
Sultanate of Oman 144A 4.750%, 6/15/26(3)	470		454
Ukraine 144A 7.750%, 9/1/26(3)	400		374
United Mexican States
Series M, 6.500%, 6/9/22	6,713	MXN	313
4.750%, 3/8/44	164		149
TOTAL FOREIGN GOVERNMENT SECURITIES (Identified Cost $14,196)			12,783

MORTGAGE-BACKED SECURITIES—19.0%

Agency—6.2%
FHLMC 3.500%, 4/1/46	569		583
FNMA
3.000%, 4/1/43	1,172		1,171
3.000%, 5/1/43	519		518
3.000%, 5/1/43	905		904
3.500%, 1/1/45	201		206
3.500%, 5/1/45	300		308
3.500%, 8/1/45	1,907		1,955
3.000%, 12/1/45	712		708
3.500%, 1/1/46	718		736
3.500%, 1/1/46	574		588
3.000%, 7/1/46	296		294

			7,971

Non-Agency—12.8%
American Homes 4 Rent
14-SFR2, C 144A 4.705%, 10/17/36(3)	435		450
15-SFR2, C 144A 4.691%, 10/17/45(3)	340		350
15-SFR1, A 144A 3.467%, 4/17/52(3)	330		331
Ameriquest Mortgage Securities, Inc.
03-AR3, M4 4.274%, 6/25/33(2)	325		314
03-10, AF6 5.210%, 11/25/33(2)	7		8
AMSR Trust 16-SFR1, D 144A 3.136%, 11/17/33(2)(3)	335		334

	PAR VALUE	VALUE
Non-Agency—continued
Banc of America Funding Trust 05-1, 1A1 5.500%, 2/25/35	$112	$112
Bank of America (Countrywide) Asset-Backed Certificates
05-1, AF5A 5.137%, 7/25/35(2)	467	486
05-12, 2A4 5.575%, 2/25/36(2)	319	318
Bank of America (Merrill Lynch – Countrywide) Alternative Loan Trust 04-22CB, 1A1 6.000%, 10/25/34	190	203
Barclays (Lehman Brothers) – UBS Commercial Mortgage Trust 07-C7, A3 5.866%, 9/15/45(2)	425	436
Bayview Opportunity Master Fund IVa Trust 16-SPL1, B1 144A 4.250%, 4/28/55(3)	275	280
Bayview Opportunity Master Fund IVb Trust 16-SPL2, B1 144A 4.250%, 6/28/53(2)(3)	130	131
CIT Group Home Equity Loan Trust 03-1, A5 5.480%, 7/20/34(2)	299	300
Citigroup Mortgage Loan Trust, Inc.
05-5, 2A3 5.000%, 8/25/35	108	107
15-A, A1 144A 3.500%, 6/25/58(2)(3)	273	277
Colony American Finance Ltd. 15-1 144A 2.896%, 10/15/47(3)	270	269
Colony Starwood Homes Trust 16-2A, C 144A 2.886%, 12/17/33(2)(3)	335	336
Credit Suisse Commercial Mortgage-Backed Trust 07-C1, A1A 5.361%, 2/15/40	49	49
Credit Suisse Mortgage-Backed Trust 06-08, 3A1 6.000%, 10/25/21	158	150
Deutsche Bank-UBS Mortgage Trust 11-LC3A, D 144A 5.345%, 8/10/44(2)(3)	350	362
GAHR Commercial Mortgage Trust 15-NRF, CFX 144A 3.382%, 12/15/34(2)(3)	290	291
GSAA Home Equity Trust 05-12, AF3W 4.999%, 9/25/35(2)	132	133
JPMorgan Chase (Bear Stearns) Adjustable Rate Mortgage Trust 04-1, 21A1 2.938%, 4/25/34(2)	220	218
JPMorgan Chase (Bear Stearns) Commercial Mortgage Securities Trust 07-PW18, AM, 6.084%, 6/11/50(2)	825	851

Refer to Footnote Legend on page 41.

See Notes to Financial Statements

VIRTUS MULTI-SECTOR FIXED INCOME SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2016

($ reported in thousands)

	PAR VALUE	VALUE
Non-Agency—continued
JPMorgan Chase (Washington Mutual) Mortgage Pass-Through Certificates Trust 04-CB1, 5A 5.000%, 6/25/19	$8	$8
JPMorgan Chase Commercial Mortgage Securities Trust
06-LDP7, AM 5.925%, 4/17/45(2)	63	63
07-LDPX, AM 5.464%, 1/15/49(2)	323	320
JPMorgan Chase Mortgage Trust
05-A1, 4A1 3.308%, 2/25/35(2)	18	18
05-A4, 3A1 3.016%, 7/25/35(2)	21	21
14-1, 1A1 144A 4.000%, 1/25/44(2)(3)	365	377
16-1, M2 144A 3.750%, 4/25/45(2)(3)	263	261
15-4, 1A4 144A 3.500%, 6/25/45(2)(3)	199	201
16-2, M2 144A 3.750%, 12/25/45(2)(3)	422	418
16-1, A3 144A 3.500%, 5/25/46(3)	234	235
MASTR Adjustable Rate Mortgages Trust 05-1, 3A1 4.373%, 2/25/35(2)	255	233
MASTR Alternative Loan Trust 04-6, 7A1 6.000%, 7/25/34	302	297
MASTR Specialized Loan Trust 05-3, A2 144A 5.704%, 11/25/35(2)(3)	242	244
Mill City Mortgage Loan Trust 16-1, M1 144A 3.150%, 4/25/57(2)(3)	245	238
Morgan Stanley – Bank of America (Merrill Lynch) Trust
13-C13, AS 4.266%, 11/15/46	125	132
15-C26, C 4.411%, 10/15/48(2)	355	349
Morgan Stanley Capital I Trust 07-IQ14, AM 5.690%, 4/15/49(2)	325	318
New Residential Mortgage Loan Trust
14-1A, A 144A 3.750%, 1/25/54(2)(3)	259	266
15-2A, A1 144A 3.750%, 8/25/55(2)(3)	307	317
16-1A, A1 144A 3.750%, 3/25/56(2)(3)	273	277
16-4A, B1A 144A 4.500%, 11/25/56(3)	309	321
Nomura Asset Acceptance Corp. 04-R3, A1 144A 6.500%, 2/25/35(3)	294	287

	PAR VALUE	VALUE
Non-Agency—continued
Residential Asset Mortgage Products, Inc.
04-SL1, A8 6.500%, 11/25/31	$26	$26
05-SL2, A4 7.500%, 2/25/32	184	185
Residential Asset Securitization Trust 05-A1, A3 5.500%, 4/25/35	266	265
Sequoia Mortgage Trust
14-2, A1 144A 4.000%, 7/25/44(2)(3)	134	136
14-4, A6 144A 3.500%, 11/25/44(2)(3)	282	282
15-1, A1 144A 3.500%, 1/25/45(2)(3)	286	287
Structured Adjustable Rate Mortgage Loan Trust 04-4, 3A1 3.112%, 4/25/34(2)	214	210
Towd Point Mortgage Trust
15-1, A2 144A 3.250%, 10/25/53(2)(3)	255	249
15-6, M1 144A 3.750%, 4/25/55(2)(3)	130	127
15-5, A2 144A 3.500%, 5/25/55(2)(3)	315	316
15-2, 1M1 144A 3.250%, 11/25/60(2)(3)	855	848
Vericrest Opportunity Loan Trust
15-NP11, A1 144A 3.625%, 7/25/45(2)(3)	172	172
16-NPL9, A1 144A 3.500%, 9/25/46(2)(3)	160	160
15-NPL2, A1 144A 3.375%, 2/25/55(2)(3)	81	81
15-NPL3, A1 144A 3.375%, 10/25/58(2)(3)	150	150
Wells Fargo (Wachovia Bank) Commercial Mortgage Trust
07-C30, A5 5.342%, 12/15/43	255	254
15-LC20, B 3.719%, 4/15/50	150	150
Wells Fargo – Royal Bank of Scotland plc Commercial Mortgage Trust 11-C5, C 144A 5.673%, 11/15/44(2)(3)	330	353
Wells Fargo Mortgage Backed Securities Trust 06-17, A1 5.500%, 11/25/21	3	3

		16,551
TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $24,466)		24,522

ASSET-BACKED SECURITIES—4.4%
CarFinance Capital Auto Trust 15-1A, C 144A 3.580%, 6/15/21(3)	895	894

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES—continued
Carnow Auto Receivables Trust 2016-1 144A 7.340%, 11/15/21(3)	$325	$323
Cheesecake Restaurant Holdings, Inc. 13-1A, A2 144A 4.474%, 3/20/43(3)	378	373
Citi Held For Asset Issuance 15-PM3, B 144A 4.310%, 5/16/22(3)	335	336
DB Master Finance LLC 15-A1, A2II 144A 3.980%, 2/20/45(3)	157	157
Drug Royalty II LP 1 14-1, A2 144A 3.484%, 7/15/23(3)	312	310
Exeter Automobile Receivables Trust
14-1A, C 144A 3.570%, 7/15/19(3)	340	342
15-2A, C 144A 3.900%, 3/15/21(3)	380	385
Fairway Outdoor Funding LLC 12-1A, A2 144A 4.212%, 10/15/42(3)	573	575
Flagship Credit Auto Trust
14-1, E 144A 5.710%, 8/16/21(3)	305	309
16-3, D 144A 3.890%, 11/15/22(3)	400	392
Foursight Capital Automobile Receivables Trust 15-1, B 144A 4.120%, 9/15/22(3)	455	454
Greater Capital Association of Realtors 15-1A, C 9.790%, 10/15/25	250	258
SoFi Professional Loan Program LLC 16-A, A2 144A 2.760%, 12/26/36(3)	216	217
U-Haul S Fleet LLC 10-BT1A, 1 144A 4.899%, 10/25/23(3)	382	386
TOTAL ASSET-BACKED SECURITIES (Identified Cost $5,703)		5,711

CORPORATE BONDS AND NOTES—51.1%

Consumer Discretionary—5.4%
AMC Entertainment Holdings, Inc. 144A 5.875%, 11/15/26(3)	55	56
Boyd Gaming Corp. 6.875%, 5/15/23	145	156
Cablevision Systems Corp. 5.875%, 9/15/22	290	284
Caesars Entertainment Operating Co., Inc. 9.000%, 2/15/20(11)	59	61
Caesars Entertainment Resort Properties LLC 8.000%, 10/1/20	105	111

Refer to Footnote Legend on page 41.

See Notes to Financial Statements

VIRTUS MULTI-SECTOR FIXED INCOME SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2016

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Discretionary—continued
Caesars Growth Properties Holdings LLC 9.375%, 5/1/22	$295	$319
CBS Radio, Inc. 144A 7.250%, 11/1/24(3)	20	21
Clear Channel Worldwide Holdings, Inc.
Series B 7.625%, 3/15/20	160	161
Series A 7.625%, 3/15/20	250	241
Columbus Cable Barbados Ltd. 144A 7.375%, 3/30/21(3)	340	363
Cooper-Standard Automotive, Inc. 144A 5.625%, 11/15/26(3)	200	198
Dana Financing Luxembourg S.a.r.l. 144A 6.500%, 6/1/26(3)	105	110
Diamond Resorts International, Inc. 144A 7.750%, 9/1/23(3)	20	20
Grupo Televisa SAB 4.625%, 1/30/26	350	354
Landry’s, Inc. 144A 6.750%, 10/15/24(3)	80	81
Live Nation Entertainment, Inc. 144A 4.875%, 11/1/24(3)	120	121
M/I Homes, Inc. 6.750%, 1/15/21	180	189
MDC Holdings, Inc. 5.500%, 1/15/24	355	368
MPG Holdco I, Inc. 7.375%, 10/15/22	285	299
NCL Corp., Ltd. 144A 4.750%, 12/15/21(3)	240	240
New York University 4.142%, 7/1/48	225	212
Pinnacle Entertainment, Inc. 144A 5.625%, 5/1/24(3)	125	126
RCN Telecom Services LLC (RCN Capital Corp.) 144A 8.500%, 8/15/20(3)	145	154
Scientific Games International, Inc. 144A 7.000%, 1/1/22(3)	255	275
SFR (Numericable) Group S.A.
144A 6.000%, 5/15/22(3)	200	206
144A 7.375%, 5/1/26(3)	200	205
Signet UK Finance plc 4.700%, 6/15/24	460	440
TI Group Automotive Systems LLC 144A 8.750%, 7/15/23(3)	150	158
Toll Brothers Finance Corp. 4.875%, 11/15/25	400	394
TRI Pointe Group, Inc. 5.875%, 6/15/24	305	316
VTR Finance BV 144A 6.875%, 1/15/24(3)	345	357

	PAR VALUE	VALUE
Consumer Discretionary—continued
Ziggo Secured Finance BV 144A 5.500%, 1/15/27(3)	$335	$327

		6,923

Consumer Staples—0.7%
AdvancePierre Foods Holdings, Inc. 144A 5.500%, 12/15/24(3)	180	182
Dole Food Co., Inc. 144A 7.250%, 5/1/19(3)	155	158
Pilgrim’s Pride Corp. 144A 5.750%, 3/15/25(3)	115	116
Post Holdings, Inc. 144A 5.000%, 8/15/26(3)	235	226
Tops Holding LLC (Tops Markets II Corp.) 144A 8.000%, 6/15/22(3)	300	259

		941

Energy—12.7%
Alberta Energy Co., Ltd. 8.125%, 9/15/30	155	187
Alta Mesa Holdings LP (Alta Mesa Finance Services Corp.) 144A 7.875%, 12/15/24(3)	160	166
American Midstream Partners LP 144A 8.500%, 12/15/21(3)	130	129
Anadarko Petroleum Corp.
4.850%, 3/15/21	70	75
5.550%, 3/15/26	100	112
6.600%, 3/15/46	200	247
Antero Midstream Partners LP 144A 5.375%, 9/15/24(3)	105	107
Antero Resources Corp. 5.625%, 6/1/23	165	170
Blue Racer Midstream LLC 144A 6.125%, 11/15/22(3)	105	106
Callon Petroleum Co. 144A 6.125%, 10/1/24(3)	100	104
Carrizo Oil & Gas, Inc. 6.250%, 4/15/23	280	288
Cheniere Corpus Christi Holdings LLC 144A 7.000%, 6/30/24(3)	260	283
Cimarex Energy Co. 4.375%, 6/1/24	210	218
Compagnie Generale de Geophysique-Veritas 6.500%, 6/1/21	375	174
Concho Resources, Inc. 4.375%, 1/15/25	195	196
CONSOL Energy, Inc. 5.875%, 4/15/22	110	108
Continental Resources, Inc.
5.000%, 9/15/22	235	238
4.500%, 4/15/23	145	143

	PAR VALUE	VALUE
Energy—continued
Diamondback Energy, Inc.
144A 4.750%, 11/1/24(3)	$50	$49
144A 5.375%, 5/31/25(3)	215	217
Ecopetrol S.A.
5.875%, 9/18/23	285	302
5.375%, 6/26/26	375	373
Enbridge Energy Partners LP 4.375%, 10/15/20	70	73
Encana Corp. 3.900%, 11/15/21	150	151
EnLink Midstream Partners LP 4.850%, 7/15/26	35	35
EnQuest plc 7.000%, 4/15/22	360	263
EP Energy LLC 144A 8.000%, 11/29/24(3)	15	16
EP Energy LLC (Everest Acquisition Finance, Inc.) 6.375%, 6/15/23	155	123
FTS International, Inc. 6.250%, 5/1/22	175	146
Gazprom OAO (Gaz Capital S.A.)
144A 6.000%, 11/27/23(3)(7)	335	357
144A 4.950%, 2/6/28(3)(7)	205	202
Helmerich & Payne International Drilling Co. 4.650%, 3/15/25	220	227
Holly Energy Partners LP 144A 6.000%, 8/1/24(3)	25	26
HollyFrontier Corp. 5.875%, 4/1/26	395	403
KazMunayGas National Co. 144A 6.375%, 4/9/21(3)	260	283
Kinder Morgan, Inc. 7.750%, 1/15/32	305	373
Laredo Petroleum, Inc. 7.375%, 5/1/22	180	187
Linn Energy LLC 6.500%, 9/15/21(10)	160	68
Matador Resources Co. 144A 6.875%, 4/15/23(3)	330	348
MPLX LP 4.875%, 12/1/24	405	417
Newfield Exploration Co. 5.375%, 1/1/26	305	311
NGL Energy Partners LP 5.125%, 7/15/19	335	334
Noble Holding International Ltd. 7.750%, 1/15/24	80	76
Occidental Petroleum Corp.
3.400%, 4/15/26	15	15
4.400%, 4/15/46	320	325
Odebrecht Offshore Drilling Finance Ltd. 144A 6.750%, 10/1/22(3)	501	133
Parker Drilling Co. 7.500%, 8/1/20	365	330
Parsley Energy LLC 144A 6.250%, 6/1/24(3)	375	397
Pertamina Persero PT 144A 5.625%, 5/20/43(3)	370	342
Petrobras Global Finance BV
5.375%, 1/27/21	155	152

Refer to Footnote Legend on page 41.

See Notes to Financial Statements

VIRTUS MULTI-SECTOR FIXED INCOME SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2016

($ reported in thousands)

	PAR VALUE	VALUE
Energy—continued
8.375%, 5/23/21	$155	$167
8.750%, 5/23/26	500	541
Petroleos de Venezuela S.A.
RegS 8.500%, 11/2/17(4)	47	37
144A 6.000%, 5/16/24(3)	650	252
Petroleos Mexicanos
144A 6.875%, 8/4/26(3)	480	506
6.500%, 6/2/41	220	206
5.500%, 6/27/44	200	166
QEP Resources, Inc. 5.250%, 5/1/23	277	279
Range Resources Corp. 144A 5.000%, 3/15/23(3)	380	377
Regency Energy Partners LP 5.000%, 10/1/22	425	450
RSP Permian, Inc. 144A 5.250%, 1/15/25(3)	175	176
Sabine Pass Liquefaction LLC 5.625%, 2/1/21	315	337
SM Energy Co.
6.125%, 11/15/22	160	163
6.500%, 1/1/23	150	153
Southern Gas Corridor CJSC 144A 6.875%, 3/24/26(3)	265	286
State Oil Co. (Republic of Azerbaijan) 6.950%, 3/18/30	320	335
Sunoco LP 6.375%, 4/1/23	570	580
Tesoro Logistics LP 5.250%, 1/15/25	50	51
Transocean, Inc.
144A 9.000%, 7/15/23(3)	95	98
6.800%, 3/15/38	85	66
Weatherford International Ltd. 144A 9.875%, 2/15/24(3)	80	86
Williams Cos., Inc. (The)
3.700%, 1/15/23	375	362
4.550%, 6/24/24	450	449
YPF S.A. 144A 8.500%, 3/23/21(3)	180	194

		16,422

Financials—14.4%
AerCap Ireland Capital Ltd. (Aercap Global Aviation Trust) 3.950%, 2/1/22	150	151
Akbank TAS 144A 7.500%, 2/5/18(3)	935TRY	254
Allstate Corp. (The) 5.750%, 8/15/53(2)(6)	365	377
Ally Financial, Inc. 5.750%, 11/20/25	200	200
Apollo Management Holdings LP 144A 4.000%, 5/30/24(3)	440	436
Ares Capital Corp. 3.625%, 1/19/22	210	203
Australia & New Zealand Banking Group Ltd. 144A 4.400%, 5/19/26(3)	335	339
Banco Bilbao Vizcaya Argentaria Bancomer S.A. 144A 6.500%, 3/10/21(3)	425	458
Banco de Bogota SA 144A 6.250%, 5/12/26(3)	330	337

	PAR VALUE	VALUE
Financials—continued
Banco de Credito del Peru 144A 6.125%, 4/24/27(2)(3)	$520	$561
Banco de Credito e Inversiones 144A 4.000%, 2/11/23(3)	390	397
Banco Inbursa S.A. Institucion de Banca Multiple 144A 4.125%, 6/6/24(3)	200	196
Banco Internacional del Peru SAA Interbank 144A 6.625%, 3/19/29(2)(3)	155	164
Banco Santander Chile 144A 3.875%, 9/20/22(3)	505	519
Bancolombia S.A. 5.125%, 9/11/22	545	554
Bank of America Corp.
4.200%, 8/26/24	405	412
4.450%, 3/3/26	55	57
Bank of China Ltd. 144A 5.000%, 11/13/24(3)	390	404
Barclays Bank plc 144A 6.050%, 12/4/17(3)	435	449
Bonos del Banco Central de Chile En Pesos 4.500%, 6/1/20	70,000CLP	108
Citigroup, Inc. 4.600%, 3/9/26	300	310
Citizens Financial Group, Inc. 5.500%, 12/29/49(2)	300	297
Compass Bank 3.875%, 4/10/25	380	361
Development Bank of Kazakhstan OJSC 144A 4.125%, 12/10/22(3)	535	515
Drawbridge Special Opportunities Fund LP 144A 5.000%, 8/1/21(3)	440	423
Eurasian Development Bank 144A 4.767%, 9/20/22(3)	475	489
Fidelity National Financial, Inc. 5.500%, 9/1/22	130	137
FS Investment Corp.
4.250%, 1/15/20	230	231
4.750%, 5/15/22	50	50
Genworth Holdings, Inc. 4.900%, 8/15/23	230	191
GrupoSura Finance S.A. 144A 5.500%, 4/29/26(3)	335	343
HBOS plc 144A 6.750%, 5/21/18(3)	200	211
Huntington National Bank (The) 6.600%, 6/15/18	250	264
ICAHN Enterprises LP
6.000%, 8/1/20	175	180
5.875%, 2/1/22	200	199
ING Groep NV 6.000%(2)(5)(6)	275	269
iStar Financial, Inc.
4.875%, 7/1/18	125	125
5.000%, 7/1/19	195	196
Jefferies Group LLC 6.875%, 4/15/21	165	188
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(3)	410	398

	PAR VALUE		VALUE
Financials—continued
Korea Finance Corp. 4.625%, 11/16/21	$400		$433
Leucadia National Corp. 5.500%, 10/18/23	250		264
Liberty Mutual Insurance Co. 144A 8.500%, 5/15/25(3)	25		31
Lincoln National Corp. 6.050%, 4/20/67(2)(6)	365		281
Lloyds TSB Bank plc 144A 6.500%, 9/14/20(3)	600		663
Morgan Stanley
144A 10.090%, 5/3/17(3)	1,250	BRL	380
4.350%, 9/8/26	195		199
Navient Corp. 7.250%, 9/25/23	85		88
OM Asset Management plc 4.800%, 7/27/26	270		255
Phosagro OAO (Phosagro Bond Funding Ltd.) 144A 4.204%, 2/13/18(3)(7)	360		365
PKO Finance AB 144A 4.630%, 9/26/22(3)(7)	610		630
Prudential Financial, Inc. 5.875%, 9/15/42(2)	405		425
Santander Bank NA 8.750%, 5/30/18	200		215
Sberbank of Russia Via SB Capital S.A. 144A 5.500%, 2/26/24(2)(3)(7)	315		320
Springleaf Finance Corp. 5.250%, 12/15/19	155		157
Starwood Property Trust, Inc. 144A 5.000%, 12/15/21(3)	50		51
Teachers Insurance & Annuity Association Asset Management Finance Co., LLC 144A 4.125%, 11/1/24(3)	350		353
Teachers Insurance & Annuity Association of America 144A 4.375%, 9/15/54(2)(3)	360		353
Tervita Escrow Corp. 144A 7.625%, 12/1/21(3)	45		46
Toronto-Dominion Bank (The) 3.625%, 9/15/31(2)	135		133
Turkiye Garanti Bankasi AS 144A 5.250%, 9/13/22(3)	705		683
Voya Financial, Inc. 5.650%, 5/15/53(2)	355		350

			18,628

Health Care—2.6%
Abbott Laboratories
3.400%, 11/30/23	75		75
3.750%, 11/30/26	255		253
Centene Corp. 4.750%, 1/15/25	330		323
Concordia Healthcare Corp. 144A 7.000%, 4/15/23(3)	55		18
Concordia International Corp. 144A 9.000%, 4/1/22(3)	65		55
Endo Finance LLC
144A 6.000%, 7/15/23(3)	100		88
(Endo Finco, Inc.) 144A 6.500%, 2/1/25(3)	190		159

Refer to Footnote Legend on page 41.

See Notes to Financial Statements

VIRTUS MULTI-SECTOR FIXED INCOME SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2016

($ reported in thousands)

	PAR VALUE	VALUE
Health Care—continued
Envision Healthcare Corp. 144A 6.250%, 12/1/24(3)	$60	$64
HCA, Inc.
5.375%, 2/1/25	125	126
5.250%, 6/15/26	130	134
IASIS Healthcare LLC 8.375%, 5/15/19	165	144
Inventiv Group Holdings, Inc. 144A 7.500%, 10/1/24(3)	110	116
inVentiv Health, Inc. 144A 9.000%, 1/15/18(3)	165	165
MEDNAX, Inc. 144A 5.250%, 12/1/23(3)	170	175
MPH Acquisition Holdings LLC 144A 7.125%, 6/1/24(3)	205	216
Ortho-Clinical Diagnostics, Inc. 144A 6.625%, 5/15/22(3)	265	236
Owens & Minor, Inc. 3.875%, 9/15/21	75	75
Surgery Center Holdings, Inc. 144A 8.875%, 4/15/21(3)	265	283
Surgical Care Affiliates, Inc. 144A 6.000%, 4/1/23(3)	41	43
Team Health, Inc. 144A 7.250%, 12/15/23(3)	15	17
Tenet Healthcare Corp.
4.463%, 6/15/20(2)	70	71
144A 7.500%, 1/1/22(3)	10	10
8.125%, 4/1/22	190	180
Valeant Pharmaceuticals International, Inc.
144A 6.375%, 10/15/20(3)	145	125
144A 7.500%, 7/15/21(3)	50	43
144A 5.875%, 5/15/23(3)	205	156

		3,350

Industrials—4.4%
Advanced Disposal Services, Inc. 144A 5.625%, 11/15/24(3)	45	45
Air Canada Pass-Through-Trust 13-1, B 144A 5.375%, 5/15/21(3)	175	180
Allegiant Travel Co. 5.500%, 7/15/19	55	57
Bombardier, Inc.
144A 4.750%, 4/15/19(3)	80	81
144A 6.125%, 1/15/23(3)	205	197
Carpenter Technology Corp. 5.200%, 7/15/21	425	429
CEB, Inc. 144A 5.625%, 6/15/23(3)	275	268
Cemex Finance LLC 144A 6.000%, 4/1/24(3)	270	278
Continental Airlines Pass-Through-Trust 99-1, A 6.545%, 2/2/19	584	608

	PAR VALUE	VALUE
Industrials—continued
DP World Ltd. 144A 6.850%, 7/2/37(3)	$200	$213
GATX Corp. 3.250%, 9/15/26	60	57
Harland Clarke Holdings Corp. 144A 6.875%, 3/1/20(3)	205	199
JBS Investments GmbH 144A 7.250%, 4/3/24(3)	285	299
Masco Corp. 5.950%, 3/15/22	390	431
Navistar International Corp. 8.250%, 11/1/21	135	137
Owens Corning 3.400%, 8/15/26	330	313
Pelabuhan Indonesia II PT 144A 4.250%, 5/5/25(3)	305	290
Prime Security Services Borrower LLC 144A 9.250%, 5/15/23(3)	130	142
Standard Industries, Inc. 144A 5.500%, 2/15/23(3)	65	67
TransDigm, Inc.
6.000%, 7/15/22	265	277
6.500%, 5/15/25	90	95
UAL Pass-Through-Trust 07-01, A 6.636%, 7/2/22	759	817
United Airlines Pass-Through Trust 14-1, B 4.750%, 4/11/22	271	271

		5,751

Information Technology—1.3%
Blackboard, Inc. 144A 9.750%, 10/15/21(3)	155	160
Diamond 1 Finance Corp. (Diamond 2 Finance Corp.)
144A 5.450%, 6/15/23(3)	70	74
144A 6.020%, 6/15/26(3)	65	70
144A 8.100%, 7/15/36(3)	140	166
Flex Ltd. 4.750%, 6/15/25	375	396
Inception Merger Sub, Inc. (Rackspace Hosting, Inc.) 144A 8.625%, 11/15/24(3)	405	430
NXP BV 144A 4.625%, 6/1/23(3)	275	289
WESCO Distribution, Inc. 144A 5.375%, 6/15/24(3)	90	91

		1,676

Materials—5.2%
AK Steel Corp. 7.500%, 7/15/23	130	145
Aleris International, Inc. 144A 9.500%, 4/1/21(3)	200	215
Alpek SAB de C.V. 144A 5.375%, 8/8/23(3)	625	645

	PAR VALUE	VALUE
Materials—continued
ArcelorMittal 6.125%, 6/1/25	$300	$330
Ardagh Packaging Finance plc 144A 6.750%, 1/31/21(3)	260	269
Berry Plastics Corp. 5.125%, 7/15/23	215	220
BHP Billiton Finance USA Ltd. 144A 6.750%, 10/19/75(2)(3)(6)	225	253
BlueScope Steel Finance Ltd. 144A 6.500%, 5/15/21(3)	185	196
Eldorado Gold Corp. 144A 6.125%, 12/15/20(3)	180	184
Equate Petrochemical BV 144A 4.250%, 11/3/26(3)	340	324
Fibria Overseas Finance Ltd. 5.250%, 5/12/24	185	185
Fortescue Metals Group (FMG) Resources August 2006 Pty Ltd. 144A 9.750%, 3/1/22(3)	130	151
Freeport-McMoRan Copper & Gold, Inc.
3.550%, 3/1/22	120	112
3.875%, 3/15/23	145	134
Gerdau Holdings, Inc. 144A 7.000%, 1/20/20(3)	230	246
Graphic Packaging International, Inc. 4.125%, 8/15/24	305	292
INEOS Group Holdings S.A. 144A 5.625%, 8/1/24(3)	345	343
Inversiones CMPC S.A. 144A 4.375%, 5/15/23(3)	600	603
Novelis Corp.
144A 6.250%, 8/15/24(3)	25	27
144A 5.875%, 9/30/26(3)	250	253
Office Cherifien des Phosphates S.A. (OCP) 144A 5.625%, 4/25/24(3)	320	331
Reynolds Group Issuer, Inc.
144A 5.125%, 7/15/23(3)	55	56
144A 7.000%, 7/15/24(3)	10	11
Scotts Miracle-Gro Co. (The) 144A 5.250%, 12/15/26(3)	30	30
Severstal OAO Via Steel Capital SA 144A 5.900%, 10/17/22(3)(7)	260	279
Standard Industries, Inc. 144A 6.000%, 10/15/25(3)	175	184
Teck Resources Ltd.
144A 8.000%, 6/1/21(3)	25	28
144A 8.500%, 6/1/24(3)	70	81
Vale Overseas Ltd. 5.875%, 6/10/21	205	215
Vedanta Resources plc
144A 9.500%, 7/18/18(3)	115	122
144A 6.000%, 1/31/19(3)	200	203

		6,667

Refer to Footnote Legend on page 41.

See Notes to Financial Statements

VIRTUS MULTI-SECTOR FIXED INCOME SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2016

($ reported in thousands)

	PAR VALUE		VALUE
Real Estate—1.2%
Communications Sales & Leasing, Inc. (CSL Capital LLC) 144A 7.125%, 12/15/24(3)	$325		$329
EPR Properties 4.750%, 12/15/26	130		128
ESH Hospitality, Inc. 144A 5.250%, 5/1/25(3)	200		199
MPT Operating Partnership LP
6.375%, 3/1/24	50		53
5.500%, 5/1/24	165		167
5.250%, 8/1/26	15		15
Select Income REIT 4.500%, 2/1/25	385		372
WP Carey, Inc. 4.600%, 4/1/24	345		349

			1,612

Telecommunication Services—2.0%
America Movil SAB de C.V. Series 12 6.450%, 12/5/22	2,000	MXN	87
AT&T, Inc.
4.800%, 6/15/44	265		250
5.650%, 2/15/47	135		145
Cincinnati Bell Inc 144A 7.000%, 7/15/24(3)	60		64
Crown Castle International Corp. 3.700%, 6/15/26	20		20
Crown Castle Towers LLC 144A 6.113%, 1/15/20(3)	100		108
Digicel Group Ltd. 144A 8.250%, 9/30/20(3)	345		298
Frontier Communications Corp.
6.250%, 9/15/21	135		129
10.500%, 9/15/22	135		142
GTH Finance BV 144A 7.250%, 4/26/23(3)	300		323
Qwest Corp. 7.250%, 9/15/25	185		198
Sprint Communications, Inc. 6.000%, 11/15/22	90		91
Sprint Corp. 7.250%, 9/15/21	200		213
Sprint Spectrum Co. LLC (Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC) 144A 3.360%, 9/20/23(3)	200		200
T-Mobile USA, Inc. 6.375%, 3/1/25	125		134
Zayo Group LLC 6.375%, 5/15/25	130		136

			2,538

Utilities—1.2%
AmeriGas Partners LP 5.500%, 5/20/25	110		112
Dynegy, Inc. 7.375%, 11/1/22	225		216

	PAR VALUE	VALUE
Utilities—continued
Lamar Funding Ltd. 144A 3.958%, 5/7/25(3)	$375	$345
Majapahit Holding BV 144A 7.750%, 1/20/20(3)	300	337
Talen Energy Supply LLC 144A 4.625%, 7/15/19(3)	250	238
TerraForm Power Operating LLC 144A 6.375%, 2/1/23(2)(3)	285	290

		1,538
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $66,653)		66,046

LOAN AGREEMENTS(2)—8.4%

Consumer Discretionary—2.1%
Advantage Sales & Marketing, Inc. Second Lien, 7.500%, 7/25/22	130	127
Affinity Gaming LLC 5.000%, 7/1/23	375	379
Bass Pro Group LLC 5.970%, 12/15/23	400	397
Caesars Entertainment Operating Co., Inc. Tranche B-6, 1.500%, 3/1/17(11)	243	270
Caesars Entertainment Resort Properties LLC Tranche B, 7.000%, 10/11/20	269	272
Caesars Growth Properties Holdings LLC Tranche B, First Lien, 6.250%, 5/8/21	126	127
CDS U.S. Intermediate Holdings, Inc. First Lien, 5.000%, 7/8/22	77	78
Cengage Learning, Inc. 2016 Refinance, 5.250%, 6/7/23	110	108
Floor & Decor Outlets of America, Inc. 5.250%, 9/30/23	180	180
Graton Resort & Casino Tranche B, 5.510%, 9/1/22	78	79
Harbor Freight Tools USA, Inc. 3.919%, 8/18/23	151	153
Laureare Education, Inc. 2021 Extended, 8.868%, 3/17/21	126	127
Leslie’s Poolmart, Inc. Tranche B 5.250%, 8/16/23	108	109
Transtar Holding Co. Second Lien, 13.500%, 10/9/19(10)	197	3
U.S. Farathane LLC Tranche B-2, 5.750%, 12/23/21	173	173
UFC Holdings LLC First Lien 5.000%, 8/18/23	167	169

		2,751

	PAR VALUE	VALUE
Consumer Staples—0.6%
Albertson’s Companies LLC TRanche B-4, 3.750%, 8/25/21	$248	$251
ASP MSG Acquisitions, Co., Inc. 6.000%, 8/16/23	199	202
Chobani LLC First Lien, 5.250%, 10/9/23	64	65
Coty, Inc. 3.092%, 10/27/22	50	50
Galleria Co. Tranche B, 3.750%, 1/26/23	100	100
Kronos, Inc. Second Lien, 9.250%, 11/1/24	84	87

		755

Energy—0.7%
California Resources Corp. 11.375%, 12/31/21	190	211
Chesapeake Energy Corp. Trance A, 8.500%, 8/23/21	44	48
EP Energy LLC 9.750%, 6/30/21	205	215
Jonah Energy LLC Second Lien, 7.500%, 5/12/21	206	196
Paragon Offshore Finance Co. 5.500%, 7/16/21(14)	187	71
Seadrill Operating LP 4.000%, 2/21/21	243	169

		910

Financials—0.4%
Lonestar Intermediate Super Holdings LLC 10.000%, 8/31/21	200	207
Walter Investment Management Corp. Tranche B, 4.750%, 12/18/20	300	287

		494

Health Care—0.9%
21st Century Oncology Holdings, Inc. Tranche B, 7.125%, 4/30/22(14)	42	39
American Renal Holdings, Inc. Tranche B, First Lien, 4.750%, 8/20/19	78	78
Concordia Pharmaceuticals, Inc. 5.250%, 10/21/21	80	63
InVentiv Health, Inc. 4.750%, 11/9/23	80	81
MMM Holdings, Inc. 9.750%, 6/30/19	92	90
MPH Acquisition Holdings LLC 5.000%, 6/7/23	74	76
MSO of Puerto Rico, Inc. 9.750%, 6/30/19	67	66

Refer to Footnote Legend on page 41.

See Notes to Financial Statements

VIRTUS MULTI-SECTOR FIXED INCOME SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2016

($ reported in thousands)

	PAR VALUE	VALUE
Health Care—continued
NVA Holdings, Inc. Second Lien, 8.000%, 8/14/22	$158	$159
Quorum Health Corp. 6.750%, 4/29/22	114	112
Surgery Center Holdings, Inc. First Lien, 4.750%, 11/3/20	183	184
U.S. Renal Care, Inc. First Lien, 0.000%, 12/30/22(8)	205	193

		1,141

Industrials—1.0%
84 Lumber Co. 6.750%, 10/25/23	270	271
Aspen Merger Sub (Coinstar), Inc. Tranche B, First Lien 6.125%, 9/27/23	126	128
McGraw-Hill Global Education Holdings LLC Tranche B, First Lien, 5.000%, 5/4/22	164	165
Navistar, Inc. Tranche B, 6.500%, 8/7/20	140	142
PAE Holding Corp. First Lien, 6.500%, 10/20/22	108	109
Quikrete International, Inc. 0.000%, 11/15/23(8)	30	30
Sedgwick Claims Management Services, Inc. Second Lien, 6.750%, 2/28/22	340	340
Zodiac Pool Solutions LLC 5.500%, 12/20/23	75	76

		1,261

Information Technology—1.3%
Applied Systems, Inc. Second Lien, 7.500%, 1/24/22	77	78
Avaya, Inc. 0.000%, 5/29/20(8)	165	144
Blackboard, Inc. Tranche B-4 First Lien, 6.000%, 6/30/21	259	262
Donnelley Financial Solutions 5.000%, 9/29/23	61	62
First Data Corp. 3.756%, 7/8/22	334	338
Information Resources 0.000%, 12/20/23(8)	25	25
Masergy Communications, Inc. Tranche B, First Lien, 5.500%, 12/15/23	55	55
NXP B.V. (NXP Funding LLC) Tranche F 3.297%, 12/7/20	122	123
On Semiconductor Corp. 2016 New Replacement Term Loan 4.020%, 3/31/23	86	87
Presidio, Inc. Refinancing Term, 5.250%, 2/2/22	194	197

	PAR VALUE		VALUE
Information Technology—continued
Rackspace Hosting, Inc. Tranche B, First Lien, 4.500%, 11/3/23	$108		$110
Veritas US, Inc. 0.000%, 1/27/23(8)	215		199
Western Digital Corp. Tranche B-1, 4.520%, 4/29/23	24		24

			1,704

Materials—0.6%
Anchor Glass Container Corp.
First Lien, 4.250%, 12/7/23	75		76
Second Lien, 8.750%, 12/7/24	58		59
CPI Acquisition, Inc. First Lien, 5.500%, 8/17/22	248		227
Omnova Solutions, Inc. Tranche B-2, 5.250%, 8/25/23	198		201
Platform Specialty Services 4.500%, 6/7/20	155		157
PQ Corp. Tranche B-1, 5.250%, 11/4/22	43		44

			764

Real Estate—0.1%
Capital Automotive LP Second Lien, 6.000%, 4/30/20	189		192

Utilities—0.7%
Atlantic Power LP 6.000%, 4/13/23	306		311
NRG Energy, Inc. 3.520%, 6/30/23	387		392
Vistra Operations Company LLC (Tex Operations Co., LLC)
5.000%, 8/4/23	150		152
Tranche C, 5.000%, 8/4/23	34		34

			889
TOTAL LOAN AGREEMENTS (Identified Cost $11,064)			10,861

	SHARES

PREFERRED STOCKS—3.8%

Energy—0.3%
PTT Exploration & Production PCL 144A, 4.875%(2)(3)	440	(9)	444

Financials—2.9%
Banco Bilbao Vizcaya Argentaria S.A. International S.A. Unipersonal 5.919%(2)	150	(9)	148
Bank of New York Mellon Corp. (The) Series E, 4.950%(2)	290	(9)	291

	SHARES		VALUE
Financials—continued
Citigroup, Inc. Series J, 7.125%(2)	15,800		$442
Citigroup, Inc. Series T, 6.250%(2)	400	(9)	412
JPMorgan Chase & Co. Series Z, 5.300%(2)	70	(9)	72
KeyCorp. Series D, 5.000%(2)	340	(9)	314
M&T Bank Corp. Series F, 5.125%(2)	160	(9)	155
PNC Financial Services Group, Inc. (The) Series R, 4.850%(2)	405	(9)	389
PNC Financial Services Group, Inc. (The) Series S, 5.000%(2)	405	(9)	391
SunTrust Bank, Inc. 5.625%(2)	120	(9)	123
Wells Fargo & Co. Series K, 7.980%(2)	440	(9)	460
Zions Bancorp 6.950%(2)	17,215		482

			3,679

Industrials—0.6%
General Electric Co. Series D, 5.000%(2)	792	(9)	822
TOTAL PREFERRED STOCKS (Identified Cost $4,805)			4,945

COMMON STOCKS—0.2%

Consumer Discretionary—0.0%
Mark IV Industries(15)	828		21

Energy—0.1%
Pacific Exploration and Production Corp.(15)	1,339		54

Utilities—0.1%
Vistra Energy Corp.(15)	7,753		120
TOTAL COMMON STOCKS
(Identified Cost $176)			195

AFFILIATED MUTUAL FUND(13)—2.4%
Virtus Credit Opportunities Fund Class R6	310,156		3,074
TOTAL AFFILIATED MUTUAL FUND (Identified Cost $3,100)			3,074

RIGHTS—0.0%
Texas Competitive TRA	7,753		13
TOTAL RIGHTS (Identified Cost $6)			13
TOTAL LONG TERM INVESTMENTS—99.7% (Identified Cost $130,997)			128,847	(12)
TOTAL INVESTMENTS—99.7% (Identified Cost $130,997)			128,847	(1)
Other assets and liabilities, net—0.3%			364

NET ASSETS—100.0%			$129,211

Refer to Footnote Legend on page 41.

See Notes to Financial Statements

VIRTUS MULTI-SECTOR FIXED INCOME SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2016

($ reported in thousands)

Abbreviations:

FHLMC	Federal Home Loan Mortgage Corporation (“Freddie Mac”).
FNMA	Federal National Mortgage Association (“Fannie Mae”).
REIT	Real Estate Investment Trust

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at December 31, 2016, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at December 31, 2016.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, these securities amounted to a value of $54,754 or 42.4% of net assets.
(4)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(5)	No contractual maturity date.
(6)	Interest payments may be deferred.
(7)	This Note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(8)	This loan will settle after December 31, 2016, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be reflected.
(9)	Value shown as par value.
(10)	Security in default, no interest payments are being received during the bankruptcy proceedings.
(11)	Security in default, a portion of the interest payments are being received during the bankruptcy proceedings.
(12)	All or a portion of the Series’ assets have been segregated for delayed delivery security.
(13)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.
(14)	Security in default, interest payments are being received during the bankruptcy proceedings.
(15)	Non-income producing.

Foreign Currencies:

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
IDR	Indonesian Rupiah
MXN	Mexican Peso
RUB	Russian Ruble
TRY	Turkish Lira
ZAR	South African Rand

Country Weightings (unaudited)†
United States	67%
Argentina	2
Brazil	2
Chile	2
Mexico	2
Turkey	2
United Kingdom	2
Other	21
Total	100%
† % of total investments as of December 31, 2016

The following table provides a summary of inputs used to value the Series’ investments as of December 31, 2016 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2016	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$5,711	$—	$5,453	$258
Corporate Bonds and Notes	66,046	—	66,046	—
Foreign Government Securities	12,783	—	12,783	—
Loan Agreements	10,861	—	10,858	3
Mortgage-Backed Securities	24,522	—	24,522	—
Municipal Bonds	697	—	697	—
U.S. Government Securities		—		—
Equity Securities:
Common Stocks	195	174	—	21
Preferred Stocks	4,945	924	4,021	—
Rights	13	—	—	13
Affiliated Mutual Fund	3,074	3,074	—	—

Total Investments	$128,847	$4,172	$124,380	$295

There were no transfers between Level 1 and Level 2 related to securities held at December 31, 2016.

See Notes to Financial Statements

VIRTUS MULTI-SECTOR FIXED INCOME SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2016

($ reported in thousands)

The following is a reconciliation of assets of the Series for Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Investments in Securities	Common Stocks	Loan Agreements	Asset-Backed Securities	Rights
Beginning Balance December 31, 2015:	$647	$31	$368	$248	$—
Accrued Discount/(Premium)	1	—	1	—	—
Realized Gain (Loss)	— (a)	—	— (a)	—	—
Change in Unrealized Appreciation (Depreciation)(b)	(85)	(10)	(91)	10	6
Purchases	7	—	—	—	7
(Sales)(c)	(42)	—	(42)	—	—
Transfers into Level 3(d)	—	—	—	—	—
Transfers from Level 3(d)	(233)	—	(233)	—	—

Ending Balance December 31, 2016	$295	$21	$3	$258	$13

None of the securities in this table are internally fair valued. The Series’ investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of Level 3 investments.

(a)	Amount is less than $500.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations. The change in unrealized appreciation (depreciation) on investments still held as of December 31, 2016 was $(155).
(c)	Includes paydowns on securities.
(d)	“Transfers into and/or from” Level 3 represent the ending value as of December 31, 2016, for any investment security where a change in the pricing level occurred from the beginning to the end of the period. The transfers from Level 3 are due to an increase in trading activities at period end.

See Notes to Financial Statements

VIRTUS REAL ESTATE SECURITIES SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2016

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—97.5%

Real Estate Investment Trusts—97.5%

Data Centers—11.1%
Coresite Realty Corp.	19,100	$1,516
CyrusOne, Inc.	13,800	617
Digital Realty Trust, Inc.	35,750	3,513
Equinix, Inc.	9,450	3,378

		9,024

Diversified—4.4%
Vornado Realty Trust	34,200	3,570

Health Care—6.3%
Healthcare Realty Trust, Inc.	44,191	1,340
Healthcare Trust of America, Inc. Class A	64,400	1,875
Ventas, Inc.	24,066	1,504
Welltower, Inc.	5,510	369

		5,088

Industrial/Office—24.7%

Industrial—10.4%
DCT Industrial Trust, Inc.	55,457	2,655
Duke Realty Corp.	94,098	2,499
Prologis, Inc.	62,864	3,319

		8,473

Office—14.3%
Boston Properties, Inc.	15,914	2,002
Cousins Properties, Inc.	86,780	738
Douglas Emmett, Inc.	57,614	2,106
Highwoods Properties, Inc.	40,067	2,044
Kilroy Realty Corp.	36,680	2,686
Paramount Group, Inc.	122,684	1,962
Parkway, Inc.(2)	5,447	121

		11,659

Total Industrial / Office		20,132

Lodging/Resorts—3.8%
Host Hotels & Resorts, Inc.	38,604	727
Pebblebrook Hotel Trust	39,165	1,165
RLJ Lodging Trust	50,653	1,241

		3,133

Residential—16.9%

Apartments—12.6%
American Campus Communities, Inc.	31,187	1,552
Apartment Investment & Management Co. Class A	35,600	1,618
AvalonBay Communities, Inc.	11,904	2,109
Equity Residential	27,731	1,785
Essex Property Trust, Inc.	13,647	3,173

		10,237

Manufactured Homes—2.8%
Equity LifeStyle Properties, Inc.	14,142	1,020
Sun Communities, Inc.	16,950	1,298

		2,318

	SHARES	VALUE
Single Family Homes—1.5%
American Homes 4 Rent Class A	57,700	$1,210

Total Residential		13,765

Retail—21.3%

Free Standing—2.4%
STORE Capital Corp.	79,477	1,964

Regional Malls—8.2%
General Growth Properties, Inc.	45,021	1,125
Simon Property Group, Inc.	31,201	5,543

		6,668

Shopping Centers—10.7%
Brixmor Property Group, Inc.	80,602	1,968
Federal Realty Investment Trust	13,500	1,919
Regency Centers Corp.	35,950	2,479
Tanger Factory Outlet Centers, Inc.	64,853	2,320

		8,686

Total Retail		17,318

Self Storage—9.0%
CubeSmart	97,400	2,607
Extra Space Storage, Inc.	26,878	2,076
Public Storage	11,861	2,651

		7,334
TOTAL COMMON STOCKS (Identified Cost $53,547)		79,364
TOTAL LONG TERM INVESTMENTS—97.5%
(Identified Cost $53,547)		79,364

SHORT-TERM INVESTMENTS—1.1%

Money Market Mutual Fund—1.1%
JPMorgan U.S. Government Money Market Fund – Institutional Shares (seven-day effective yield 0.440%)(3)	930,223	930
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $930)		930
Total Investments—98.6% (Identified cost $54,477)		80,294	(1)
Other assets and liabilities, net—1.4%		1,148

NET ASSETS—100.0%		$81,442

Footnote Legend

(1)	Federal Income Tax Information: For tax information at December 31, 2016, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.

The following table provides a summary of inputs used to value the Series’ investments as of December 31, 2016 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2016	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$79,364	$79,364
Short-Term Investments	930	930

Total Investments	$80,294	$80,294

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at December 31, 2016.

See Notes to Financial Statements

VIRTUS SMALL-CAP GROWTH SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2016

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—97.5%
Consumer Discretionary—14.3%
Fox Factory Holding Corp.(2)	150,925	$4,188
Monro Muffler Brake, Inc.	19,200	1,098
Ollie’s Bargain Outlet Holdings, Inc.(2)	133,500	3,798

		9,084

Consumer Staples—8.0%
Chefs’ Warehouse, Inc. (The)(2)	163,500	2,583
PriceSmart, Inc.	29,600	2,472

		5,055

Financials—10.1%
FactSet Research Systems, Inc.	13,000	2,125
Financial Engines, Inc.	17,450	641
MarketAxess Holdings, Inc.	12,150	1,785
Morningstar, Inc.	25,570	1,881

		6,432

Health Care—9.9%
Abaxis, Inc.	59,300	3,129
National Research Corp. Class A	164,815	3,132

		6,261

Industrials—21.5%
AAON, Inc.	52,600	1,738
Copart, Inc.(2)	44,350	2,457
HEICO Corp. Class A	49,905	3,389
Old Dominion Freight Line, Inc.(2)	33,000	2,831
Omega Flex, Inc.	57,399	3,201

		13,616

Information Technology—31.8%
ANSYS, Inc.(2)	16,900	1,563
Aspen Technology, Inc.(2)	64,000	3,499
Autohome, Inc. ADR(2)	107,500	2,718
Ellie Mae, Inc.(2)	20,000	1,674
MercadoLibre, Inc.	12,650	1,975
Mesa Laboratories, Inc.	7,035	863
NVE Corp.	48,400	3,457
Paycom Software, Inc.(2)	16,500	751
Shutterstock, Inc.(2)	76,500	3,635

		20,135

Materials—1.9%
UFP Technologies, Inc.(2)	48,200	1,227
TOTAL COMMON STOCKS (Identified Cost $38,745)		61,810
TOTAL LONG TERM INVESTMENTS—97.5%
(Identified Cost $38,745)		61,810

	SHARES	VALUE
SHORT-TERM INVESTMENT—1.3%

Money Market Mutual Fund—1.3%
JPMorgan U.S. Government Money Market Fund – Institutional Shares (seven-day effective yield 0.440%)(3)	798,684	$799
TOTAL SHORT-TERM INVESTMENT (Identified Cost $799)		799
TOTAL INVESTMENTS—98.8% (Identified Cost $39,544)		62,609	(1)
Other assets and liabilities, net—1.2%		752

NET ASSETS—100.0%		$63,361

Abbreviation:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at December 31, 2016, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.

The following table provides a summary of inputs used to value the Series’ investments as of December 31, 2016 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2016	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$61,810	$61,810
Short-Term Investments	799	799

Total Investments	$62,609	$62,609

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at December 31, 2016.

See Notes to Financial Statements

VIRTUS SMALL-CAP VALUE SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2016

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—95.1%

Consumer Discretionary—15.2%
Cheesecake Factory, Inc. (The)	62,000	$3,712
Cinemark Holdings, Inc.	107,400	4,120
Sally Beauty Holdings, Inc.(2)	104,000	2,748
Thor Industries, Inc.	38,200	3,822

		14,402

Consumer Staples—5.1%
National Beverage Corp.(2)	51,550	2,633
WD-40 Co.	18,900	2,209

		4,842

Energy—3.9%
Core Laboratories N.V.	30,900	3,709

Financials—15.3%
Artisan Partners Asset Management, Inc. Class A	97,400	2,898
Bank of Hawaii Corp.	47,200	4,186
First Financial Bancshares, Inc.	41,500	1,876
Primerica, Inc.	39,528	2,733
RLI Corp.	45,350	2,863

		14,556

Health Care—6.2%
Anika Therapeutics, Inc.(2)	62,140	3,042
Patterson Cos., Inc.	69,700	2,860

		5,902

Industrials—17.2%
CEB, Inc.	50,300	3,048
CLARCOR, Inc.	22,900	1,889
Graco, Inc.	41,950	3,486
Landstar System, Inc.	34,400	2,934
RBC Bearings, Inc.(2)	37,100	3,443
Sun Hydraulics Corp.	37,200	1,487

		16,287

Information Technology—21.5%
American Software, Inc. Class A	139,600	1,442
Badger Meter, Inc.	85,666	3,165
Cabot Microelectronics Corp.	48,800	3,083
Cass Information Systems, Inc.	54,895	4,039
Cognex Corp.	37,600	2,392
Jack Henry & Associates, Inc.	38,200	3,391
Monotype Imaging Holdings, Inc.	146,733	2,913

		20,425

Materials—2.5%
Scotts Miracle-Gro Co. (The) Class A	25,000	2,389

	SHARES	VALUE
Real Estate—8.2%
HFF, Inc. Class A	102,500	$3,101
RE/MAX Holdings, Inc. Class A	84,000	4,704

		7,805
TOTAL COMMON STOCKS (Identified Cost $62,413)		90,317
TOTAL LONG TERM INVESTMENTS—95.1%
(Identified Cost $62,413)		90,317

SHORT-TERM INVESTMENT—0.7%

Money Market Mutual Fund—0.7%
JPMorgan U.S. Government Money Market Fund – Institutional Shares (seven-day effective yield 0.440%)(3)	628,659	629
TOTAL SHORT-TERM INVESTMENT (Identified Cost $629)		629
TOTAL INVESTMENTS—95.8% (Identified Cost $63,042)		90,946	(1)
Other assets and liabilities, net—4.2%		4,020

NET ASSETS—100.0%		$94,966

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at December 31, 2016, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.

The following table provides a summary of inputs used to value the Series’ investments as of December 31, 2016 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2016	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$90,317	$90,317
Short-Term Investments	629	629

Total Investments	$90,946	$90,946

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at December 31, 2016.

See Notes to Financial Statements

VIRTUS STRATEGIC ALLOCATION SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2016

($ reported in thousands)

	PAR VALUE		VALUE
U.S. GOVERNMENT SECURITIES—2.1%
U.S. Treasury Bond 2.500%, 2/15/46	$1,230		$1,090
U.S. Treasury Note 1.625%, 2/15/26	950		887
TOTAL U.S. GOVERNMENT SECURITIES
(Identified Cost $2,160)			1,977

MUNICIPAL BONDS—1.6%

California—0.8%
San Diego County Regional Airport Authority Rental Car Center Project Series B – Taxable 5.594%, 7/1/43	275		302
State of California, Build America Bonds Taxable 7.600%, 11/1/40	265		399

			701

New York—0.4%
New York City Transitional Finance Authority Taxable 5.000%, 5/1/40	345		393

Texas—0.2%
State of Texas 3.011%, 10/1/26	200		199

Virginia—0.2%
Tobacco Settlement Financing Corp. Series A-1, Taxable 6.706%, 6/1/46	210		167
TOTAL MUNICIPAL BONDS (Identified Cost $1,515)			1,460

FOREIGN GOVERNMENT SECURITIES—0.7%
Argentine Republic 144A 7.625%, 4/22/46(4)	150		150
Bolivarian Republic of Venezuela 9.375%, 1/13/34	65		30
Republic of Chile 5.500%, 8/5/20	52,000	CLP	82
Republic of El Salvador 144A 6.375%, 1/18/27(4)	75		69
Republic of Romania 144A 6.750%, 2/7/22(4)	50		57
Republic of Turkey 7.375%, 2/5/25	100		110
Russian Federation 144A 7.850%, 3/10/18(4)	5,000	RUB	81
United Mexican States
Series M, 6.500%, 6/9/22	925	MXN	43
4.750%, 3/8/44	54		49
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $830)			671

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES—13.5%

Agency—4.6%
FHLMC
3.500%, 3/1/45	$290	$298
3.000%, 5/1/45	86	85
3.500%, 4/1/46	159	163
FNMA
4.000%, 6/1/20	13	13
4.500%, 7/1/20	1	1
3.000%, 2/1/27	130	133
2.500%, 5/1/28	181	182
6.500%, 10/1/31	3	4
6.000%, 9/1/32	12	14
5.000%, 10/1/35	33	36
6.000%, 9/1/36	1	1
5.500%, 4/1/37	10	11
5.500%, 7/1/37	29	32
6.000%, 10/1/37	9	11
5.000%, 6/1/38	25	27
5.500%, 6/1/38	6	6
5.500%, 6/1/38	5	6
5.500%, 11/1/38	18	20
4.000%, 1/1/39	50	53
5.000%, 1/1/39	6	7
6.000%, 1/1/39	15	18
4.500%, 3/1/39	14	15
5.000%, 3/1/39	13	14
6.000%, 3/1/39	13	15
4.500%, 4/1/39	97	105
4.000%, 5/1/39	92	97
4.500%, 2/1/40	69	74
4.000%, 10/1/40	133	140
4.500%, 4/1/41	150	162
4.000%, 7/1/41	101	106
3.500%, 1/1/42	82	84
3.500%, 4/1/42	325	335
3.500%, 12/1/42	174	180
3.000%, 3/1/43	304	302
3.000%, 5/1/43	86	86
3.000%, 7/1/43	200	200
4.000%, 10/1/44	297	312
3.500%, 9/1/45	175	180
3.500%, 1/1/46	86	88
4.000%, 1/1/46	259	272
3.000%, 6/1/46	159	158
3.000%, 7/1/46	89	88
GNMA
6.500%, 11/15/23	34	39
6.500%, 12/15/23	1	1
6.500%, 2/15/24	18	21
6.500%, 11/15/31	19	22
6.500%, 2/15/32	42	48

		4,265

Non-Agency—8.9%
Agate Bay Mortgage Trust 13-1, A1 144A 3.500%, 7/25/43(3)(4)	151	152
American Homes 4 Rent
15-SFR2, C 144A 4.691%, 10/17/45(4)	110	113
15-SFR1, A 144A 3.467%, 4/17/52(4)	107	107

	PAR VALUE	VALUE
Non-Agency—continued
Ameriquest Mortgage Securities, Inc. 03-AR3, M4 4.274%, 6/25/33(3)	$155	$150
AMSR Trust 16-SFR1, C 144A 2.986%, 11/17/33(3)(4)	100	100
Aventura Mall Trust 13-AVM, C 144A 3.743%, 12/5/32(3)(4)	300	310
Banc of America Commercial Mortgage Trust 07-2, A4 5.638%, 4/10/49(3)	19	19
Barclays (Lehman Brothers) – UBS Commercial Mortgage Trust 07-C6, A4 5.858%, 7/15/40(3)	114	115
Bayview Opportunity Master Fund IVa Trust 16-SPL1, B1 144A 4.250%, 4/28/55(4)	100	102
Bayview Opportunity Master Fund IVb Trust 16-SPL2, B1 144A 4.250%, 6/28/53(3)(4)	100	101
CIT Group Home Equity Loan Trust 03-1, A5 5.480%, 7/20/34(3)	249	250
Citigroup Commercial Mortgage Trust
16-SMPL, A 144A 2.228%, 9/10/31(4)	100	97
07-C6, A4 5.711%, 12/10/49(3)	120	121
08-C7, AM 6.136%, 12/10/49(3)	95	98
Citigroup Mortgage Loan Trust, Inc.
04-UST1, A3 2.914%, 8/25/34(3)	79	79
04-NCM2, 2CB2 6.750%, 8/25/34	69	72
14-A, A 144A 4.000%, 1/25/35(3)(4)	65	67
15-A, A1 144A 3.500%, 6/25/58(3)(4)	94	96
Colony Multi-Family Mortgage Trust 14-1, A 144A 2.543%, 4/20/50(4)	109	108
Colony Starwood Homes Trust 16-2A, C 144A 2.886%, 12/17/33(3)(4)	100	100
Credit Suisse Commercial Mortgage-Backed Trust 07-C1, A1A 5.361%, 2/15/40	18	18
Credit Suisse First Boston Mortgage Securities Corp. 13-HYB1, A16,144A 3.023%, 4/25/43(3)(4)	49	49
Deutsche Bank-UBS Mortgage Trust 11-LC3A, D 144A 5.345%, 8/10/44(3)(4)	120	124
GAHR Commercial Mortgage Trust 15-NRF, CFX 144A 3.382%, 12/15/34(3)(4)	100	100

Refer to Footnote Legend on page 51.

See Notes to Financial Statements

VIRTUS STRATEGIC ALLOCATION SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2016

($ reported in thousands)

	PAR VALUE	VALUE
Non-Agency—continued
GMAC Mortgage Corp. Loan Trust 04-AR1, 12A 3.489%, 6/25/34(3)	$45	$45
GSAA Home Equity Trust 05-12, AF3W 4.999%, 9/25/35(3)	36	36
IMC Home Equity Loan Trust 97-5, A9 7.310%, 11/20/28	82	83
JPMorgan Chase (Bear Stearns) Adjustable Rate Mortgage Trust 04-1, 21A1 2.938%, 4/25/34(3)	63	63
JPMorgan Chase (Bear Stearns) Commercial Mortgage Securities Trust 07-PW18, AM, 6.084%, 6/11/50(3)	450	464
JPMorgan Chase (Washington Mutual) Mortgage Pass-Through Certificates Trust
03-AR6, A1 2.898%, 6/25/33(3)	64	63
03-AR4, 2A1 2.622%, 8/25/33(3)	98	96
JPMorgan Chase Commercial Mortgage Securities Trust
14-C22, A4 3.801%, 9/15/47	150	156
07-LD12, A4 5.882%, 2/15/51(3)	478	485
JPMorgan Chase Mortgage Trust
14-2, 2A2 144A 3.500%, 6/25/29(3)(4)	64	65
14-1, 1A1 144A 3.937%, 1/25/44(3)(4)	133	138
16-1, M2 144A 3.750%, 4/25/45(3)(4)	85	84
16-2, M2 144A 3.750%, 12/25/45(3)(4)	91	90
16-1, A3 144A 3.500%, 5/25/46(4)	87	87
11-C4, A4, 144A 4.388%, 7/15/46(4)	225	241
16-3, A3 144A 3.500%, 10/25/46(3)(4)	75	76
MASTR Alternative Loan Trust 03-8, 2A1 5.750%, 11/25/33	122	126
MASTR Specialized Loan Trust 05-3, A2 144A 5.704%, 11/25/35(3)(4)	76	77
Morgan Stanley – Bank of America (Merrill Lynch) Trust
15-C22, AS 3.561%, 4/15/48	225	225
15-C26, C 4.411%, 10/15/48(3)	115	113
Morgan Stanley Capital Barclays Bank Trust 16-MART, A 144A 2.200%, 9/13/31(4)	155	152
Morgan Stanley Capital I Trust
07-IQ14, AM 5.690%, 4/15/49(3)	130	127
07-IQ14, A4 5.692%, 4/15/49(3)	178	178

	PAR VALUE	VALUE
Non-Agency—continued
Motel 6 Trust 15-MTL6, D 144A 4.532%, 2/5/30(4)	$155	$156
New Residential Mortgage Loan Trust
14-1A, A 144A 3.750%, 1/25/54(3)(4)	102	105
15-2A, A1 144A 3.750%, 8/25/55(3)(4)	84	87
16-1A, A1 144A 3.750%, 3/25/56(3)(4)	82	83
16-3A, A1 144A 3.750%, 9/25/56(3)(4)	94	96
16-4A, B1A 144A 4.500%, 11/25/56(4)	100	104
Nomura Asset Acceptance Corp. 04-R3, A1 144A 6.500%, 2/25/35(4)	104	102
Novastar Mortgage Funding Trust Series 04-4, M5 2.481%, 3/25/35(3)	120	117
Residential Asset Mortgage Products, Inc. 05-SL2, A4 7.500%, 2/25/32	55	55
Sequoia Mortgage Trust
14-2, A1 144A 4.000%, 7/25/44(3)(4)	86	88
14-4, A6 144A 3.500%, 11/25/44(3)(4)	86	86
Structured Adjustable Rate Mortgage Loan Trust 04-1, 6A 3.247%, 2/25/34(3)	111	107
Towd Point Mortgage Trust
15-1, A2 144A 3.250%, 10/25/53(3)(4)	100	98
15-6, M1 144A 3.750%, 4/25/55(3)(4)	100	98
15-5, A2 144A 3.500%, 5/25/55(3)(4)	100	100
16-4, A1 144A 2.250%, 7/25/56(3)(4)	93	92
15-2, 1M1 144A 3.250%, 11/25/60(3)(4)	145	144
Wells Fargo (Wachovia Bank) Commercial Mortgage Trust
07-C30, A5 5.342%, 12/15/43	75	75
07-C30, AM 5.383%, 12/15/43	160	160
07-C31, A4 5.509%, 4/15/47	169	169
15-LC20, B 3.719%, 4/15/50	50	50
07-C33, A5 5.969%, 2/15/51(3)	140	142
Wells Fargo – Royal Bank of Scotland plc Commercial Mortgage Trust 11-C5, C 144A 5.673%, 11/15/44(3)(4)	110	118

		8,350
TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $12,461)		12,615

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES—2.5%
AmeriCredit Automobile Receivables Trust
12-4, D 2.680%, 10/9/18	$140	$140
13-2, D 2.420%, 5/8/19	275	277
BXG Receivables Note Trust 12-A, A 144A 2.660%, 12/2/27(4)	46	46
Centre Point Funding LLC 12-2A,1 144A 2.610%, 8/20/21(4)	72	71
Conn Funding II LP 16-B, A 144A 3.730%, 10/15/18(4)	78	78
DB Master Finance LLC 15-A1, A2II 144A 3.980%, 2/20/45(4)	49	49
Drive Auto Receivables Trust 15-AA, C 144A 3.060%, 5/17/21(4)	150	151
DT Auto Owner Trust 16-4A C,144A 2.740%, 10/17/22(4)	125	124
Exeter Automobile Receivables Trust
14-1A, B 144A 2.420%, 1/15/19(4)	36	36
15-A1, C 144A 4. 100%, 12/15/20(4)	135	137
Fairway Outdoor Funding LLC 12-1A, A2 144A 4.212%, 10/15/42(4)	75	75
Flagship Credit Auto Trust 16-1, A 144A 2.770%, 12/15/20(4)	96	97
Leaf Receivables Funding 9 LLC 13-1,E2 C 144A 3.460%, 9/15/21(4)	150	150
Navistar Financial Dealer Note Master Owner Trust II 16-1, B 144A 2.506%, 9/27/21(3)(4)	165	166
OneMain Financial Issuance Trust 15-A, A 144A 3.190%, 3/18/26(4)	125	126
SoFi Professional Loan Program LLC 16-A, A2 144A 2.760%, 12/26/36(4)	82	82
SolarCity LMC Series III LLC 14-2, A 144A 4.020%, 7/20/44(4)	152	143
Structured Asset Securities Corp. Mortgage Pass-Through Certificates 01-SB1, A2 3.375%, 8/25/31	61	60
TCF Auto Receivables Owner Trust 14-1A, C 144A 3.120%, 4/15/21(4)	165	165
Trip Rail Master Funding LLC 11-1A, A1A 144A 4.370%, 7/15/41(4)	103	104
U-Haul S Fleet LLC 10-BT1A, 1 144A 4.899%, 10/25/23(4)	90	91
TOTAL ASSET-BACKED SECURITIES (Identified Cost $2,369)		2,368

Refer to Footnote Legend on page 51.

See Notes to Financial Statements

VIRTUS STRATEGIC ALLOCATION SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2016

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES—18.3%

Consumer Discretionary—1.7%
Cooper-Standard Automotive, Inc. 144A 5.625%, 11/15/26(4)	$80	$79
Delphi Automotive plc 3.150%, 11/19/20	90	91
Hyatt Hotels Corp. 3.375%, 7/15/23	115	113
International Game Technology plc 7.500%, 6/15/19	75	83
Marriott International 3.125%, 2/15/23	200	195
Marriott International, Inc. Series N, 3.125%, 10/15/21	105	106
NCL Corp., Ltd. 144A 4.750%, 12/15/21(4)	60	60
New York University 4.142%, 7/1/48	70	66
Priceline Group, Inc. (The) 3.650%, 3/15/25	130	130
QVC, Inc. 5.125%, 7/2/22	135	140
SFR (Numericable) Group S.A. 144A 6.000%, 5/15/22(4)	200	206
Wyndham Worldwide Corp. 5.100%, 10/1/25	130	137
Ziggo Secured Finance BV 144A 5.500%, 1/15/27(4)	200	195

		1,601

Consumer Staples—0.5%
CVS Health Corp. 2.875%, 6/1/26	110	105
Flowers Foods, Inc. 4.375%, 4/1/22	120	126
Kraft Heinz Foods Co. (The)
2.800%, 7/2/20	20	20
3.500%, 7/15/22	25	25
Safeway, Inc. 7.250%, 2/1/31	70	69
Whole Foods Market, Inc. 5.200%, 12/3/25	70	74

		419

Energy—2.5%
Anadarko Petroleum Corp. 5.550%, 3/15/26	20	22
Blue Racer Midstream LLC 144A 6.125%, 11/15/22(4)	20	20
Diamondback Energy, Inc. 144A 4.750%, 11/1/24(4)	10	10
Ecopetrol S.A. 4.125%, 1/16/25	135	126
Enbridge Energy Partners LP 4.375%, 10/15/20	25	26
Gazprom OAO (Gaz Capital S.A.) 144A 6.000%, 11/27/23(4)(8)	200	213

	PAR VALUE	VALUE
Energy—continued
Helmerich & Payne International Drilling Co. 4.650%, 3/15/25	$70	$72
Holly Energy Partners LP 144A 6.000%, 8/1/24(4)	5	5
HollyFrontier Corp. 5.875%, 4/1/26	100	102
Kinder Morgan, Inc.
4.300%, 6/1/25	150	154
7.750%, 1/15/32	60	74
Linn Energy LLC 6.500%, 9/15/21(9)	50	21
Lukoil International Finance BV 144A 4.563%, 4/24/23(4)	200	202
MPLX LP 4.875%, 12/1/24	170	175
NGL Energy Partners LP 5.125%, 7/15/19	95	95
Occidental Petroleum Corp.
3.400%, 4/15/26	5	5
4.400%, 4/15/46	80	81
Petrobras Global Finance BV 5.375%, 1/27/21	55	54
Petroleos Mexicanos 144A 6.875%, 8/4/26(4)	35	37
6.500%, 6/2/41	90	84
5.500%, 6/27/44	60	50
PHI, Inc. 5.250%, 3/15/19	35	33
Regency Energy Partners LP 5.000%, 10/1/22	135	143
Rowan Cos., Inc. 4.875%, 6/1/22	140	133
SM Energy Co. 6.125%, 11/15/22	45	46
Sunoco LP 6.375%, 4/1/23	140	143
Williams Cos., Inc. (The) 3.700%, 1/15/23	100	97
Williams Partners LP 3.900%, 1/15/25	145	142

		2,365

Financials—7.2%
Allstate Corp. (The) 5.750%, 8/15/53(3)(5)	135	140
Ally Financial, Inc. 5.750%, 11/20/25	60	60
Apollo Management Holdings LP 144A 4.000%, 5/30/24(4)	135	134
Ares Capital Corp.
4.875%, 11/30/18	18	19
3.875%, 1/15/20	49	50
Ares Finance Co., LLC 144A 4.000%, 10/8/24(4)	140	129
Aviation Capital Group Corp. 144A 2.875%, 9/17/18(4)	25	25
Banco Bilbao Vizcaya Argentaria Bancomer S.A. 144A 6.500%, 3/10/21(4)	150	162

	PAR VALUE	VALUE
Financials—continued
Banco de Credito del Peru 144A 4.250%, 4/1/23(4)	$164	$168
Banco de Credito e Inversiones 144A 4.000%, 2/11/23(4)	200	204
Banco Internacional del Peru SAA Interbank 144A 6.625%, 3/19/29(3)(4)	115	122
Bank of America Corp.
5.650%, 5/1/18	400	419
4.200%, 8/26/24	155	158
Berkshire Hathaway, Inc. 3.125%, 3/15/26	25	25
Capital One Financial Corp. 3.750%, 7/28/26	105	102
Citigroup, Inc. 4.600%, 3/9/26	140	144
CNOOC Finance 2013 Ltd. 3.000%, 5/9/23	200	193
Fidelity National Financial, Inc.
6.600%, 5/15/17	175	178
5.500%, 9/1/22	40	42
Fifth Third Bancorp 4.500%, 6/1/18	150	155
First Horizon National Corp. 3.500%, 12/15/20	110	111
Ford Motor Credit Co., LLC 5.750%, 2/1/21	75	82
FS Investment Corp.
4.250%, 1/15/20	115	116
4.750%, 5/15/22	35	35
General Motors Financial Co., Inc.
3.500%, 7/10/19	120	122
4.200%, 3/1/21	40	41
Genworth Holdings, Inc. 4.900%, 8/15/23	68	56
Goldman Sachs Group, Inc. (The) 4.250%, 10/21/25	180	183
HSBC USA, Inc. 1.700%, 3/5/18	135	135
Huntington Bancshares, Inc. 7.000%, 12/15/20	95	107
Hutchison Whampoa International Ltd. Series 12 144A 6.000%(3)(4)(5)(6)	160	162
ICAHN Enterprises LP
6.000%, 8/1/20	55	56
5.875%, 2/1/22	45	45
iStar Financial, Inc. 5.000%, 7/1/19	45	45
Jefferies Group LLC 6.875%, 4/15/21	150	171
KeyCorp. 5.100%, 3/24/21	165	180
Korea Finance Corp. 4.625%, 11/16/21	200	217
Liberty Mutual Group, Inc. 144A 4.250%, 6/15/23(4)	135	141
Lincoln National Corp. 6.050%, 4/20/67(3)(5)	50	38
Lloyds TSB Bank plc 144A 6.500%, 9/14/20(4)	150	166
Manulife Financial Corp. 4.150%, 3/4/26	100	104

Refer to Footnote Legend on page 51.

See Notes to Financial Statements

VIRTUS STRATEGIC ALLOCATION SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2016

($ reported in thousands)

	PAR VALUE	VALUE
Financials—continued
Morgan Stanley
4.100%, 5/22/23	$80	$82
4.350%, 9/8/26	100	102
Navient Corp. 7.250%, 9/25/23	20	21
OM Asset Management plc 4.800%, 7/27/26	60	57
PKO Finance AB 144A 4.630%, 9/26/22(4)(8)	200	207
Prudential Financial, Inc.
5.875%, 9/15/42(3)	90	94
5.625%, 6/15/43(3)(5)	60	62
S&P Global, Inc. 4.000%, 6/15/25	125	128
Santander Holdings USA, Inc. 2.650%, 4/17/20	130	129
SBA Tower Trust 144A 2.877%, 7/15/21(4)	100	99
Springleaf Finance Corp. 5.250%, 12/15/19	45	45
Starwood Property Trust, Inc. 144A 5.000%, 12/15/21(4)	15	15
Teachers Insurance & Annuity Association Asset Management Finance Co., LLC 144A 4.125%, 11/1/24(4)	125	126
Teachers Insurance & Annuity Association of America 144A 4.375%, 9/15/54(3)(4)	110	108
Toronto-Dominion Bank (The)
2.125%, 4/7/21	65	64
3.625%, 9/15/31(3)	25	25
Trinity Acquisition plc 4.400%, 3/15/26	80	81
Wells Fargo & Co. Series M, 3.450%, 2/13/23	115	115
Willis Group Holdings plc 5.750%, 3/15/21	125	136
Woodside Finance Ltd. 144A 3.700%, 9/15/26(4)	20	20
Zions Bancorporation 4.500%, 6/13/23	40	40

		6,698

Health Care—1.5%
Abbott Laboratories
3.400%, 11/30/23	25	25
3.750%, 11/30/26	80	79
AbbVie, Inc.
3.600%, 5/14/25	45	45
3.200%, 5/14/26	65	62
Becton Dickinson and Co. 3.300%, 3/1/23	135	135
Cardinal Health, Inc.
3.200%, 3/15/23	70	71
3.750%, 9/15/25	105	108
Centene Corp. 4.750%, 1/15/25	80	78
Endo Finance LLC 144A 5.375%, 1/15/23(4)	50	43

	PAR VALUE	VALUE
Health Care—continued
Express Scripts Holding Co. 3.900%, 2/15/22	$140	$145
Forest Laboratories LLC 144A 4.875%, 2/15/21(4)	80	86
Fresenius U.S. Finance II, Inc. 144A 4.500%, 1/15/23(4)	15	16
HCA, Inc.
5.375%, 2/1/25	20	20
5.250%, 6/15/26	40	41
MEDNAX, Inc. 144A 5.250%, 12/1/23(4)	55	57
Mylan NV
144A 3.000%, 12/15/18(4)	35	35
144A 3.150%, 6/15/21(4)	20	20
Shire Acquisitions Investments 2.400%, 9/23/21	120	116
Tenet Healthcare Corp. 4.463%, 6/15/20(3)	35	35
Teva Pharmaceutical Finance BV 4.100%, 10/1/46	60	51
Teva Pharmaceutical Finance III BV 3.150%, 10/1/26	60	55
Valeant Pharmaceuticals International, Inc.
144A 7.500%, 7/15/21(4)	15	13
144A 5.625%, 12/1/21(4)	25	19
144A 5.875%, 5/15/23(4)	10	8
Zoetis, Inc. 3.250%, 2/1/23	70	70

		1,433

Industrials—1.0%
Bombardier, Inc. 144A 6.125%, 1/15/23(4)	70	67
British Airways Pass-Through-Trust 13-1, B 144A 5.625%, 6/20/20(4)	37	39
Carpenter Technology Corp. 5.200%, 7/15/21	150	151
Continental Airlines Pass-Through-Trust 99-1, A 6.545%, 2/2/19	137	143
01-1, A1 6.703%, 6/15/21	40	43
GATX Corp. 3.250%, 9/15/26	15	14
Lockheed Martin Corp. 3.100%, 1/15/23	100	101
Owens Corning 3.400%, 8/15/26	80	76
Penske Truck Leasing Co., LP 144A 3.375%, 2/1/22(4)	50	50
UAL Pass-Through-Trust 07-01, A 6.636%, 7/2/22	198	214

		898

Information Technology—0.5%
Apple, Inc. 3.250%, 2/23/26	80	80
Diamond 1 Finance Corp. (Diamond 2 Finance Corp.)
144A 5.450%, 6/15/23(4)	15	16
144A 6.020%, 6/15/26(4)	10	11

	PAR VALUE	VALUE
Information Technology—continued
Dun & Bradstreet Corp. (The) 4.375%, 12/1/22	$135	$136
Hewlett Packard Enterprise Co. 4.900%, 10/15/25	60	62
Verisk Analytics, Inc. 4.000%, 6/15/25	125	126

		431

Materials—0.6%
Airgas, Inc. 3.050%, 8/1/20	7	7
ArcelorMittal 6.125%, 6/1/25	100	110
Freeport-McMoRan Copper & Gold, Inc. 3.875%, 3/15/23	55	51
Gerdau Holdings, Inc. 144A 7.000%, 1/20/20(4)	100	107
NewMarket Corp. 4.100%, 12/15/22	142	144
Reynolds Group Issuer, Inc. 144A 5.125%, 7/15/23(4)	35	36
Vedanta Resources plc 144A 9.500%, 7/18/18(4)	100	106

		561

Real Estate—2.1%
Alexandria Real Estate Equities, Inc. 3.950%, 1/15/27	60	60
Brixmor Operating Partnership LP 3.875%, 8/15/22	35	36
Corporate Office Properties LP
3.700%, 6/15/21	90	92
3.600%, 5/15/23	150	144
Developers Diversified Realty Corp.
3.400%, 10/1/20	50	51
3.950%, 7/1/22	65	67
Education Realty Operating Partnership LP 4.600%, 12/1/24	150	149
EPR Properties 4.750%, 12/15/26	40	39
HCP, Inc. 3.750%, 2/1/19	50	51
Healthcare Realty Trust, Inc. 3.875%, 5/1/25	80	79
Healthcare Trust of America Holdings LP 3.375%, 7/15/21	50	50
Highwoods Realty LP 3.625%, 1/15/23	135	133
Hospitality Properties Trust 4.500%, 3/15/25	130	126
Kilroy Realty LP 4.375%, 10/1/25	110	113
Kimco Realty Corp. 3.400%, 11/1/22	115	117
National Retail Properties, Inc. 5.500%, 7/15/21	150	166
Retail Opportunity Investments Partnership LP 4.000%, 12/15/24	105	100

Refer to Footnote Legend on page 51.

See Notes to Financial Statements

VIRTUS STRATEGIC ALLOCATION SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2016

($ reported in thousands)

	PAR VALUE	VALUE
Real Estate—continued
Select Income REIT 4.500%, 2/1/25	$125	$121
Sovran Acquisition LP 3.500%, 7/1/26	50	48
Welltower, Inc. 4.000%, 6/1/25	135	138
WP Carey, Inc. 4.600%, 4/1/24	105	106

		1,986

Telecommunication Services—0.2%
AT&T, Inc.
3.000%, 6/30/22	50	49
4.800%, 6/15/44	80	75
Qwest Corp. 7.250%, 9/15/25	55	59
T-Mobile USA, Inc. 6.375%, 3/1/25	40	43

		226

Utilities—0.5%
Dominion Resources, Inc. 2.962%, 7/1/19(3)	10	10
Entergy Mississippi, Inc. 3.100%, 7/1/23	175	172
Kansas City Power & Light Co. 3.150%, 3/15/23	110	109
Southern Power Co. 4.150%, 12/1/25	145	150

		441
TOTAL CORPORATE BONDS AND NOTES
(Identified Cost $16,917)		17,059

LOAN AGREEMENTS(3)—1.0%

Consumer Discretionary—0.3%
Boyd Gaming Corp. Tranche B-2 3.756%, 9/15/23	24	24
Harbor Freight Tools USA, Inc. 3.887%, 8/18/23	105	106
PetSmart, Inc. 4.000%, 3/11/22	62	63
UFC Holdings LLC First Lien 5.000%, 8/18/23	45	46

		239

Consumer Staples—0.0%
Coty, Inc. 3.092%, 10/27/22	14	14
Galleria Co. Tranche B, 3.750%, 1/26/23	27	27

		41

Energy—0.1%
Paragon Offshore Finance Co. 5.500%, 7/16/21(13)	33	12
Seadrill Operating LP 4.000%, 2/21/21	51	35

		47

	PAR VALUE	VALUE
Financials—0.1%
Delos Finance S.a.r.l. 3.748%, 3/6/21	$80	$81

Industrials—0.1%
AWAS Finance Luxembourg S.A. 3.630%, 7/16/18	28	28
McGraw-Hill Global Education Holdings LLC Tranche B, First Lien, 5.000%, 5/4/22	52	52

		80

Information Technology—0.3%
First Data Corp. 3.756%, 7/8/22	21	22
First Data Corp. Tranche 2021C, 3.756%, 3/24/21	68	69
Mitchell International, Inc. 4.500%, 10/13/20	32	32
NXP B.V. (NXP Funding LLC) Tranche F 3.270%, 12/7/20	37	37
Rackspace Hosting, Inc. Tranche B, First Lien, 4.500%, 11/3/23	38	39
SS&C European Holdings S.a.r.l.
Tranche B-1, 4.010%, 7/8/22	22	22
Tranche B-2, 4.010%, 7/8/22	2	2
Western Digital Corp. Tranche B-1, 4.520%, 4/29/23	26	26

		249

Materials—0.1%
Anchor Glass Container Corp. First Lien, 4.250%, 12/7/23	14	14
CPI Acquisition, Inc. First Lien, 5.500%, 8/17/22	36	33
Huntsman International LLC 3.873%, 4/1/23	22	22
PolyOne Corp. Tranche B-1, 3.500%, 11/11/22	41	41

		110

Real Estate—0.0%
ESH Hospitality, Inc. 3.770%, 8/30/23	11	11

Utilities—0.0%
Vistra Operations Company LLC (Tex Operations Co., LLC)
5.000%, 8/4/23	24	25
Tranche C, 5.000%, 8/4/23	6	6

		31
TOTAL LOAN AGREEMENTS (Identified Cost $918)		889

	SHARES		VALUE
PREFERRED STOCKS—0.9%

Financials—0.9%
Banco Bilbao Vizcaya Argentaria S.A. International S.A. Unipersonal 5.919%(3)	40	(7)	$40
Bank of New York Mellon Corp. (The) Series E, 4.950%(3)	40	(7)	40
Citigroup, Inc. Series T, 6.250%(3)	125	(7)	129
JPMorgan Chase & Co. Series V, 5.000%(3)	50	(7)	50
KeyCorp. Series D, 5.000%(3)	100	(7)	92
PNC Financial Services Group, Inc. (The) Series R, 4.850%(3)	95	(7)	91
PNC Financial Services Group, Inc. (The) Series S, 5.000%(3)	100	(7)	96
Wells Fargo & Co. Series K, 7.980%(3)	95	(7)	99
XLIT Ltd. Series E, 6.50%(3)	100	(7)	78
Zions Bancorp 6.950%	4,250		119
TOTAL PREFERRED STOCKS (Identified Cost $855)			834

COMMON STOCKS—57.4%

Consumer Discretionary—13.7%
Amazon.com, Inc.(2)	2,190		1,642
Bayerische Motoren Werke AG(2)	13,510		419
Bridgestone Corp. ADR	19,320		349
Ctrip.Com International Ltd. ADR(2)	13,970		559
Fuji Heavy Industries Ltd. ADR	21,990		446
Home Depot, Inc. (The)	6,370		854
Las Vegas Sands Corp.	23,580		1,260
Netflix, Inc.(2)	7,600		941
NIKE, Inc. Class B	21,290		1,082
Priceline Group, Inc. (The)(2)	880		1,290
Ross Stores, Inc.	17,020		1,117
Sony Corp. Sponsored ADR	13,710		384
Starbucks Corp.	27,380		1,520
TripAdvisor, Inc.(2)	12,450		577
WPP plc Sponsored ADR	2,685		297

			12,737

Consumer Staples—5.6%
British American Tobacco plc Sponsored ADR	3,050		344
Colgate-Palmolive Co.	7,990		523
Companhia Brasileira de Distribuicao Grupo Pao de Acucar ADR	22,000		364
Costco Wholesale Corp.	5,410		866
Marine Harvest ASA Sponsored ADR	24,140		438
Mead Johnson Nutrition Co.	5,510		390
Monster Beverage Corp.(2)	28,260		1,253
Philip Morris International, Inc.	11,600		1,061

			5,239

Refer to Footnote Legend on page 51.

See Notes to Financial Statements

VIRTUS STRATEGIC ALLOCATION SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2016

($ reported in thousands)

	SHARES	VALUE
Energy—3.9%
Cabot Oil & Gas Corp.	16,630	$389
Core Laboratories N.V.	5,710	685
Pacific Exploration and Production Corp.	557	23
Petroleo Brasileiro S.A. Sponsored ADR(2)	35,310	357
Pioneer Natural Resources Co.	3,520	634
Schlumberger Ltd.	8,280	695
Statoil ASA Sponsored ADR	22,760	415
Technip S.A. ADR	24,025	428

		3,626

Financials—4.3%
American International Group, Inc.	7,190	470
Bank of America Corp.	53,870	1,190
Charles Schwab Corp. (The)	16,170	638
DBS Group Holdings Ltd. Sponsored ADR	9,955	475
Mizuho Financial Group, Inc.	113,940	409
ORIX Corp. Sponsored ADR	5,305	413
Societe Generale SA Sponsored ADR	46,210	454

		4,049

Health Care—6.3%
Allergan plc(2)	2,215	465
BioMarin Pharmaceutical, Inc.(2)	8,550	708
Bristol-Myers Squibb Co.	18,070	1,056
Celgene Corp.(2)	12,550	1,453
Danaher Corp.	8,740	680
Icon plc(2)	4,610	347
Shire plc ADR	2,115	361
Zoetis, Inc.	15,680	839

		5,909

Industrials—4.7%
Airbus Group Se ADR	25,665	421
Ashtead Group plc ADR	6,590	523
IMAX Corp.(2)	14,295	449
Nidec Corp. Sponsored ADR	20,110	431
RELX plc Sponsored ADR	20,535	369
Roper Technologies, Inc.	4,170	764
Safran SA	25,220	453
Union Pacific Corp.	4,980	516
Wabtec Corp.	5,269	438

		4,364

Information Technology—15.7%
Accenture plc Class A	6,170	723
Activision Blizzard, Inc.	14,640	529
Alibaba Group Holding Ltd. Sponsored ADR(2)	18,630	1,636
Alphabet, Inc. Class A(2)	1,430	1,133
Amphenol Corp. Class A	18,630	1,252
Broadcom Ltd.	2,515	445
Check Point Software Technologies Ltd.(2)	3,975	336
CoStar Group, Inc.(2)	3,520	663
Facebook, Inc. Class A(2)	32,230	3,708
Gartner, Inc.(2)	2,750	278

	SHARES	VALUE
Information Technology—continued
Paycom Software, Inc.(2)	11,890	$541
SAP SE Sponsored ADR	5,255	454
Visa, Inc. Class A	18,730	1,461
Workday, Inc. Class A(2)	10,650	704
Yandex N.V. Class A(2)	39,270	790

		14,653

Materials—1.4%
Ecolab, Inc.	6,360	745
Fortescue Metals Group Ltd.	15,360	129
Toray Industries, Inc.	29,735	479

		1,353

Real Estate—0.4%
Lendlease Group ADR	35,135	370

Telecommunication Services—1.1%
KDDI Corp. ADR	27,440	347
Nippon Telegraph & Telephone Corp. ADR	8,620	362
Spark New Zealand Ltd. Sponsored ADR	23,640	277

		986

Utilities—0.3%
Korea Electric Power Corp. Sponsored ADR(2)	13,785	254
Vistra Energy Corp.(2)	1,084	17

		271
TOTAL COMMON STOCKS (Identified Cost $53,996)		53,557

AFFILIATED MUTUAL FUND(11)—0.4%
Virtus Credit Opportunities Fund Class R6	33,447	332
TOTAL AFFILIATED MUTUAL FUND (Identified Cost $334)		332

RIGHTS—0.0%
Texas Competitive TRA	1,084	2
TOTAL RIGHTS (Identified Cost $1)		2
TOTAL LONG TERM INVESTMENTS—98.4%
(Identified Cost $92,356)		91,764	(12)

	SHARES	VALUE
SHORT-TERM INVESTMENT—0.6%

Money Market Mutual Fund(11)—0.6%
JPMorgan U.S. Government Money Market Fund – Institutional Shares (seven-day effective yield 0.440%)	560,299	$560
TOTAL SHORT-TERM INVESTMENT (Identified Cost $560)		560
TOTAL INVESTMENTS—99.0% (Identified Cost $92,916)		92,324	(1)
Other assets and liabilities, net—1.0%		952

NET ASSETS—100.0%		$93,276

Abbreviations:

ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corporation (“Freddie Mac”).
FNMA	Federal National Mortgage Association (“Fannie Mae”).
GNMA	Government National Mortgage Association (“Ginnie Mae”)
REIT	Real Estate Investment Trust

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at December 31, 2016, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Variable or step coupon security; interest rate shown reflects the rate in effect at December 31, 2016.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, these securities amounted to a value of $10,285 or 11.0% of net assets.
(5)	Interest payments may be deferred.
(6)	No contractual maturity date.
(7)	Value shown as par value.
(8)	This Note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(9)	Security in default, no interest payments are being received during the bankruptcy proceedings.
(10)	Security in default, a portion of the interest payments are being received during the bankruptcy proceedings.
(11)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.
(12)	All or a portion of the Series’ assets have been segregated for delayed delivery securities.
(13)	Security in default, interest payments are being received during the bankruptcy proceedings.

See Notes to Financial Statements

VIRTUS STRATEGIC ALLOCATION SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2016

($ reported in thousands)

Foreign Currencies:

CLP	Chilean Peso
MXN	Mexican Peso
RUB	Russian Ruble

Country Weightings (Unaudited)†
United States	77%
Japan	4
United Kingdom	3
China	2
France	2
Russia	2
Ireland	1
Other	9
Total	100%
† % of total investments as of December 31, 2016

The following table provides a summary of inputs used to value the Series’ investments as of December 31, 2016 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2016	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$2,368	$—	$2,368	$—
Corporate Bonds and Notes	17,059	—	17,059	—
Foreign Government Securities	671	—	671	—
Loan Agreements	889	—	889	—
Mortgage-Backed Securities	12,615	—	12,615	—
Municipal Bonds	1,460	—	1,460	—
U.S. Government Securities	1,977	—	1,977	—
Equity Securities:
Common Stocks	53,557	53,557	—	—
Preferred Stocks	834	119	715	—
Rights	2	—	—	2
Affiliated Mutual Fund	332	332	—	—
Short-Term Investment	560	560	—	—

Total Investments	$92,324	$54,568	$37,754	$2

There were no transfers between Level 1 and Level 2 related to securities held at December 31, 2016.

See Notes to Financial Statements

VIRTUS STRATEGIC ALLOCATION SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2016

($ reported in thousands)

The following is a reconciliation of assets of the Series for Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Investments in Securities	Rights
Beginning Balance December 31, 2015:	$—	$—
Accrued Discount/(Premium)	—	—
Realized Gain (Loss)	—	—
Change in Unrealized Appreciation (Depreciation)(b)	1	1
Purchases	1	1
(Sales)(c)	—	—
Transfers into Level 3(d)	—	—
Transfers from Level 3(d)	—	—

Ending Balance December 31, 2016	$2	$2

None of the securities in this table are internally fair valued. The Series’ investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of Level 3 investments.

(a)	Amount is less than $500.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations. The change in unrealized appreciation (depreciation) on investments still held as of December 31, 2016 was $1.
(c)	Includes paydowns on securities.
(d)	“Transfers into and/or from” Level 3 represent the ending value as of December 31, 2016, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.

See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

(Reported in thousands except shares and per share amounts)

	Capital Growth Series		Enhanced Core Equity Series		Equity Trend Series
Assets
Investment in securities at value(1)	$183,805		$104,203		$4,484
Cash	1,703		7		98
Deposits with broker	—		230		—
Receivables
Investment securities sold	—		8,434		—
Custody fees reimbursement (Note 14)	185		468		—
Dividends and interest	136		78		6
Prepaid expenses	2		1		—	(3)
Other assets	434		242		11

Total assets	186,265		113,663		4,599

Liabilities
Written options at value(2)	—		310		—
Payables
Series shares repurchased	93		64		—
Investment securities purchased	—		8,332		—
Investment advisory fees	92		49		5
Administration fees	10		6		—
Transfer agent fees and expenses	—	(3)	—	(3)	1
Trustees’ fees and expenses	—	(3)	—	(3)	—	(3)
Professional fees	26		25		17
Distribution and service fees	41		22		1
Trustee deferred compensation plan	434		242		11
Other accrued expenses	50		26		1

Total liabilities	746		9,076		36

Net Assets	$185,519		$104,587		$4,563

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$131,499		$94,995		$7,062
Accumulated undistributed net investment income (loss)	(364)		396		(50)
Accumulated undistributed net realized gain (loss)	(5,600)		2,292		(2,849)
Net unrealized appreciation (depreciation) on investments	59,984		6,943		400
Net unrealized appreciation (depreciation) on written options	—		(39)		—

Net Assets	$185,519		$104,587		$4,563

Class A
Net asset value and offering price per share	$24.09		$11.97		$11.27

Shares of beneficial interest outstanding, $1 par value, unlimited authorization	7,700,066		8,733,800		394,342

Net assets	$185,519		$104,587		$4,444

Class I
Net asset value per share	$—		$—		$11.35

Shares of beneficial interest outstanding, $1 par value, unlimited authorization	—		—		10,492

Net assets	$—		$—		$119

(1) Investments in securities at cost	$123,821		$97,260		$4,084
(2) Written options at cost	$—		$271		$—
(3) Amount is less than $500.

See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2016

(Reported in thousands except shares and per share amounts)

	International Series	Multi-Sector Fixed Income Series	Real Estate Securities Series
Assets
Investment in unaffiliated securities at value(1)	$169,700	$125,773	$80,294
Investment in affiliated funds at value(2)	—	3,074	—
Cash	7,697	—	750
Receivables
Investment securities sold	—	460	128
Series shares sold	8	53	17
Custody fees reimbursement (Note 14)	77	56	20
Dividends and interest	233	1,403	436
Tax reclaims	41	—	—
Unrealized appreciation on forward currency contracts	496	—	—
Prepaid expenses	2	2	1
Other assets	410	297	183

Total assets	178,664	131,118	81,829

Liabilities
Cash overdraft	—	809	—
Payables
Series shares repurchased	63	17	10
Investment securities purchased	—	636	75
Investment advisory fees	106	44	47
Administration fees	9	7	4
Transfer agent fees and expenses	1	2	2
Trustees’ fees and expenses	— (3)	— (3)	—	(3)
Professional fees	30	31	26
Distribution and service fees	38	27	17
Trustee deferred compensation plan	410	297	183
Other accrued expenses	53	37	23

Total liabilities	710	1,907	387

Net Assets	$177,954	$129,211	$81,442

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$185,975	$136,080	$53,231
Accumulated undistributed net investment income (loss)	(206)	80	106
Accumulated undistributed net realized gain (loss)	(14,942)	(4,797)	2,288
Net unrealized appreciation (depreciation)	7,127	(2,152)	25,817

Net Assets	$177,954	$129,211	$81,442

Class A
Net asset value and offering price per share	$10.95	$9.14	$20.31

Shares of beneficial interest outstanding, $1 par value, unlimited authorization	16,238,589	14,116,228	3,999,756

Net assets	$177,868	$128,969	$81,243

Class I
Net asset value per share	$10.94	$9.12	$20.27

Shares of beneficial interest outstanding, $1 par value, unlimited authorization	7,888	26,462	9,810

Net assets	$86	$242	$199

(1) Investments in unaffiliated securities at cost	$163,067	$127,897	$54,477
(2) Investment in affiliated funds at cost	$—	$3,100	$—
(3) Amount is less than $500.

See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2016

(Reported in thousands except shares and per share amounts)

	Small-Cap Growth Series		Small-Cap Value Series		Strategic Allocation Series
Assets
Investment in unaffiliated securities at value(1)	$62,609		$90,946		$91,992
Investment in affiliated funds at value(2)	—		—		332
Cash	750		2,000		777
Receivables
Investment securities sold	—		2,094		—
Custody fees reimbursement (Note 14)	53		72		33
Dividends and interest	74		128		350
Prepaid expenses	—	(3)	1		1
Other assets	145		220		217

Total assets	63,631		95,461		93,702

Liabilities
Payables
Series shares repurchased	29		76		110
Investment securities purchased	—		61		5
Investment advisory fees	38		62		38
Administration fees	3		5		—	(3)
Transfer agent fees and expenses	1		—	(3)	1
Trustees’ fees and expenses	—	(3)	—	(3)	—	(3)
Professional fees	26		26		31
Distribution and service fees	13		20		20
Trustee deferred compensation plan	145		220		217
Other accrued expenses	15		25		4

Total liabilities	270		495		426

Net Assets	$63,361		$94,966		$93,276

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$40,056		$63,312		$93,374
Accumulated undistributed net investment income (loss)	(113)		112		224
Accumulated undistributed net realized gain (loss)	353		3,638		271
Net unrealized appreciation (depreciation)	23,065		27,904		(593)

Net Assets	$63,361		$94,966		$93,276

Class A
Net asset value and offering price per share	$21.61		$16.69		$10.88

Shares of beneficial interest outstanding, $1 par value, unlimited authorization	2,914,888		5,689,765		8,575,383

Net assets	$63,008		$94,966		$93,276

Class I
Net asset value per share	$21.86		$—		$—

Shares of beneficial interest outstanding, $1 par value, unlimited authorization	16,162		—		—

Net assets	$353		$—		$—

(1) Investments in unaffiliated securities at cost	$39,544		$63,042		$92,582
(2) Investment in affiliated funds at cost	$—		$—		$334
(3) Amount is less than $500.

See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

($ reported in thousands)

	Capital Growth Series	Enhanced Core Equity Series	Equity Trend Series
Investment Income
Dividends	$1,839	$2,441	$91
Foreign taxes withheld	(12)	—	—

Total investment income	1,827	2,441	91

Expenses
Investment advisory fees	1,360	713	60
Administration fees	240	126	7
Distribution and service fees	486	254	15
Transfer agent fees and expenses	1	1	2
Custodian fees	5	3	1
Printing fees and expenses	55	32	4
Professional fees	36	30	20
Trustees’ fees and expenses	70	36	3
Miscellaneous expenses	42	23	3

Total expenses	2,295	1,218	115
Less expenses reimbursed and/or waived by investment advisor	(275)	(210)	(13)
Custody fees reimbursed (Note 14)	(185)	(468)	—
Earnings credit from custodian	(1)	(2)	— (1)

Net expenses	1,834	538	102

Net investment income (loss)	(7)	1,903	(11)

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	18,654	19,611	(518)
Net realized gain (loss) on written options	—	1,081	—
Net change in unrealized appreciation (depreciation) on investments	(20,728)	(13,601)	147
Net change in unrealized appreciation (depreciation) on written options	—	(39)	—

Net gain (loss) on investments	(2,074)	7,052	(371)

Net increase (decrease) in net assets resulting from operations	$(2,081)	$8,955	$(382)

(1)	Amount is less than $500.

See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST

STATEMENTS OF OPERATIONS (Continued)

YEAR ENDED DECEMBER 31, 2016

($ reported in thousands)

	International Series	Multi-Sector Fixed Income Series	Real Estate Securities Series
Investment Income
Interest	$—	$7,452	$—
Dividends	3,922	110	2,214
Dividends from affiliated funds	—	125	—
Foreign taxes withheld	(521)	(6)	—

Total investment income	3,401	7,681	2,214

Expenses
Investment advisory fees	1,416	667	641
Administration fees	234	165	106
Distribution and service fees	472	333	213
Transfer agent fees and expenses	2	4	4
Custodian fees	23	8	2
Printing fees and expenses	59	42	27
Professional fees	55	38	31
Trustees’ fees and expenses	69	48	30
Miscellaneous expenses	42	33	17

Total expenses	2,372	1,338	1,071
Less expenses reimbursed and/or waived by investment advisor	(126)	(85)	(72)
Custody fees reimbursed (Note 14)	(77)	(56)	(20)
Earnings credit from custodian	(21)	(2)	(2)

Net expenses	2,148	1,195	977

Net investment income (loss)	1,253	6,486	1,237

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	(14,821)	(1,856)	13,447
Net realized gain (loss) on foreign currency transactions	(97)	(9)	—
Net change in unrealized appreciation (depreciation) on unaffiliated investments	9,234	7,077	(9,047)
Net change in unrealized appreciation (depreciation) on affiliated investments	—	74	—
Net change in unrealized appreciation (depreciation) on foreign currency translations	103	3	—
Net change in unrealized appreciation (depreciation) on forward currency transactions	496	—	—

Net gain (loss) on investments	(5,085)	5,289	4,400

Net increase (decrease) in net assets resulting from operations	$(3,832)	$11,775	$5,637

See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST

STATEMENTS OF OPERATIONS (Continued)

YEAR ENDED DECEMBER 31, 2016

($ reported in thousands)

	Small-Cap Growth Series	Small-Cap Value Series	Strategic Allocation Series
Investment Income
Dividends	$476	$2,804	$1,121
Dividends from affiliated funds	—	—	13
Interest	—	—	1,816
Foreign taxes withheld	—	(9)	(7)

Total investment income	476	2,795	2,943

Expenses
Investment advisory fees	492	821	584
Administration fees	72	113	124
Distribution and service fees	144	228	250
Transfer agent fees and expenses	2	1	1
Custodian fees	3	2	8
Printing fees and expenses	19	28	30
Professional fees	30	31	35
Trustees’ fees and expenses	20	33	36
Miscellaneous expenses	12	19	23

Total expenses	794	1,276	1,091
Less expenses reimbursed and/or waived by investment advisor	(100)	(172)	(104)
Custody fees reimbursed (Note 14)	(53)	(72)	(33)
Earnings credit from custodian	(2)	(1)	— (1)

Net expenses	639	1,031	954

Net investment income (loss)	(163)	1,764	1,989

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	4,817	13,250	10,276
Net realized gain (loss) on foreign currency transactions	—	—	— (1)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	8,834	6,544	(11,476)
Net change in unrealized appreciation (depreciation) on affiliated investments	—	—	8
Net change in unrealized appreciation (depreciation) on foreign currency translations	—	—	— (1)

Net gain (loss) on investments	13,651	19,794	(1,192)

Net increase in net assets resulting from operations	$13,488	$21,558	$797

(1)	Amount is less than $500.

See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Capital Growth Series		Enhanced Core Equity Series		Equity Trend Series
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$(7)	$(92)	$1,903	$1,055	$(11)	$(178)
Net realized gain (loss)	18,654	13,988	20,692	9,588	(518)	(1,753)
Net change in unrealized appreciation (depreciation)	(20,728)	5,479	(13,640)	(21,853)	147	(115)

Increase (decrease) in net assets resulting from operations	(2,081)	19,375	8,955	(11,210)	(382)	(2,046)

From Distributions to Shareholders
Net investment income, Class A	(4,514)	—	(1,308)	(981)	—	—
Net investment income, Class I	—	—	—	—	—	—
Net realized short-term gains, Class A	—	—	(358)	(134)	—	—
Net realized short-term gains, Class I	—	—	—	—	—	—
Net realized long-term gains, Class A	—	—	(19,641)	(12,618)	—	—
Net realized long-term gains, Class I	—	—	—	—	—	—

Decrease in net assets from distributions to shareholders	(4,514)	—	(21,307)	(13,733)	—	—

From Share Transactions
Sale of shares
Class A	3,451	3,115	1,665	1,441	178	5,160
Class I	—	—	—	—	—	— (1)
Reinvestment of distributions
Class A	4,514	—	21,307	13,733	—	—
Class I	—	—	—	—	—	—
Shares repurchased
Class A	(25,945)	(29,434)	(15,946)	(19,440)	(6,285)	(28,877)
Class I	—	—	—	—	(3)	(139)

Increase (decrease) in net assets from share transactions	(17,980)	(26,319)	7,026	(4,266)	(6,110)	(23,856)

Net increase (decrease) in net assets	(24,575)	(6,944)	(5,326)	(29,209)	(6,492)	(25,902)

Net Assets
Beginning of period	210,094	217,038	109,913	139,122	11,055	36,957

End of period	$185,519	$210,094	$104,587	$109,913	$4,563	$11,055

Accumulated undistributed net investment income (loss) at end of period	$(364)	$(283)	$396	$(209)	$(50)	$(48)

Shares
Sales of shares
Class A	141	129	123	90	16	429
Class I	—	—	—	—	—	—
Reinvestment of distributions
Class A	186	—	1,759	928	—	—
Class I	—	—	—	—	—	—
Shares repurchased
Class A	(1,062)	(1,217)	(1,190)	(1,202)	(582)	(2,392)
Class I	—	—	—	—	— (2)	(11)

Net Increase/(Decrease)	(735)	(1,088)	692	(184)	(566)	(1,974)

(1)	Amount is less than $500.
(2)	Amount is less than 500 shares.

See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	International Series		Multi-Sector Fixed Income Series		Real Estate Securities Series
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31,2016	Year Ended December 31, 2015	Year Ended December 31,2016	Year Ended December 31, 2015
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$1,253	$5,227	$6,486	$7,165	$1,237	$1,583
Net realized gain (loss)	(14,918)	42,856	(1,865)	(3,170)	13,447	14,506
Net change in unrealized appreciation (depreciation)	9,833	(73,082)	7,154	(5,544)	(9,047)	(14,073)

Increase (decrease) in net assets resulting from operations	(3,832)	(24,999)	11,775	(1,549)	5,637	2,016

From Distributions to Shareholders
Net investment income, Class A	(1,466)	(5,313)	(5,840)	(5,991)	(1,520)	(1,272)
Net investment income, Class I	(1)	(2)	(11)	(10)	(4)	(3)
Net realized short-term gains, Class A	—	—	—	—	(476)	(127)
Net realized short-term gains, Class I	—	—	—	—	(1)	— (1)
Net realized long-term gains, Class A	(36,139)	(8,638)	—	—	(12,222)	(14,884)
Net realized long-term gains, Class I	(16)	(4)	—	—	(28)	(26)

Decrease in net assets from distributions to shareholders	(37,622)	(13,957)	(5,851)	(6,001)	(14,251)	(16,312)

From Share Transactions
Sale of shares
Class A	2,480	4,403	12,757	9,998	8,088	9,419
Class I	—	1	9	179	89	40
Reinvestment of distributions
Class A	37,605	13,951	5,840	5,991	14,218	16,283
Class I	17	6	11	10	33	29
Shares repurchased
Class A	(30,771)	(30,705)	(30,100)	(28,808)	(20,375)	(29,041)
Class I	—	(1)	(1)	(187)	(54)	(19)

Increase (decrease) in net assets from share transactions	9,331	(12,345)	(11,484)	(12,817)	1,999	(3,289)

Net increase (decrease) in net assets	(32,123)	(51,301)	(5,560)	(20,367)	(6,615)	(17,585)

Net Assets
Beginning of period	210,077	261,378	134,771	155,138	88,057	105,642

End of period	$177,954	$210,077	$129,211	$134,771	$81,442	$88,057

Accumulated undistributed net investment income (loss) at end of period	$(207)	$(16)	$80	$(85)	$106	$392

Shares
Sales of shares
Class A	209	278	1,391	1,078	340	341
Class I	—	— (2)	1	20	4	2
Reinvestment of distributions
Class A	3,585	931	642	666	683	691
Class I	2	— (2)	1	1	1	1
Shares repurchased
Class A	(2,543)	(1,898)	(3,292)	(3,111)	(870)	(1,086)
Class I	—	— (2)	— (2)	(20)	(2)	(1)

Net Increase/(Decrease)	1,253	(689)	(1,257)	(1,366)	156	(52)

(1)	Amount is less than $500.
(2)	Amount is less than 500 shares.

See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Small-Cap Growth Series		Small-Cap Value Series		Strategic Allocation Series
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$(163)	$(101)	$1,764	$574	$1,989	$2,143
Net realized gain (loss)	4,817	6,320	13,250	9,824	10,276	5,194
Net change in unrealized appreciation (depreciation)	8,834	(5,747)	6,544	(11,926)	(11,468)	(13,593)

Increase (decrease) in net assets resulting from operations	13,488	472	21,558	(1,528)	797	(6,256)

From Distributions to Shareholders
Net investment income, Class A	—	—	(1,727)	(528)	(1,648)	(2,012)
Net investment income, Class I	—	—	—	—	—	—
Net realized short-term gains, Class A	(673)	(229)	(700)	(206)	—	(226)
Net realized short-term gains, Class I	(4)	(1)	—	—	—	—
Net realized long-term gains, Class A	(4,609)	(5,697)	(10,074)	(8,544)	(10,307)	(7,994)
Net realized long-term gains, Class I	(24)	(19)	—	—	—	—

Decrease in net assets from distributions to shareholders	(5,310)	(5,946)	(12,501)	(9,278)	(11,955)	(10,232)

From Share Transactions
Sale of shares
Class A	2,658	1,107	1,445	669	1,292	1,191
Class I	247	183	—	—	—	—
Reinvestment of distributions
Class A	5,282	5,925	12,501	9,278	11,955	10,232
Class I	28	21	—	—	—	—
Shares repurchased
Class A	(8,957)	(9,191)	(20,871)	(19,337)	(15,638)	(17,583)
Class I	(126)	(278)	—	—	—	—

Increase (decrease) in net assets from share transactions	(868)	(2,233)	(6,925)	(9,390)	(2,391)	(6,160)

Net increase (decrease) in net assets	7,310	(7,707)	2,132	(20,196)	(13,549)	(22,648)

Net Assets
Beginning of period	56,051	63,758	92,834	113,030	106,825	129,473

End of period	$63,361	$56,051	$94,966	$92,834	$93,276	$106,825

Accumulated undistributed net investment income (loss) at end of period	$(113)	$(88)	$112	$75	$224	$(127)

Shares
Sales of shares
Class A	128	53	85	40	104	84
Class I	12	9	—	—	—	—
Reinvestment of distributions
Class A	250	306	754	596	1,085	784
Class I	1	1	—	—	—	—
Shares repurchased
Class A	(443)	(443)	(1,270)	(1,151)	(1,271)	(1,266)
Class I	(6)	(13)	—	—	—	—

Net Increase/(Decrease)	(58)	(87)	(431)	(515)	(82)	(398)

See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)		Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(3)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Capital Growth Series
Class A
1/1/16 to 12/31/16	$24.91	—	(12)	(0.22)	(0.22)	(0.60)	—	(0.60)	(0.82)	$24.09	(0.86	)%(13)	$185,519	1.04	%(9)(11)(13)	1.18%	(0.10	)%(13)	23%
1/1/15 to 12/31/15	22.79	(0.01)		2.13	2.12	—	—	—	2.12	24.91	9.26		210,094	1.04	(9)(11)	1.21	(0.04)		19
1/1/14 to 12/31/14	20.41	(0.00)		2.39	2.39	(0.01)	—	(0.01)	2.38	22.79	11.73		217,038	1.03		1.19	(0.01)		29
1/1/13 to 12/31/13	15.82	0.04		4.61	4.65	(0.06)	—	(0.06)	4.59	20.41	29.44		218,264	1.03		1.14	0.19		30
1/1/12 to 12/31/12	13.99	0.11		1.81	1.92	(0.09)	—	(0.09)	1.83	15.82	13.76		189,975	0.96	(7)	1.13	0.68		16
Enhanced Core Equity Series
Class A
1/1/16 to 12/31/16	$13.67	0.25		1.01	1.26	(0.18)	(2.78)	(2.96)	(1.70)	$11.97	9.41	%(13)	$104,587	0.99	%(9)(11)(13)	1.20%	1.41	%(13)	241	%(14)
1/1/15 to 12/31/15	16.91	0.13		(1.55)	(1.42)	(0.14)	(1.68)	(1.82)	(3.24)	13.67	(8.91)		109,913	0.99	(9)(11)	1.23	0.83		94
1/1/14 to 12/31/14	17.23	0.16		1.51	1.67	(0.17)	(1.82)	(1.99)	(0.32)	16.91	9.64		139,122	0.98		1.20	0.91		53
1/1/13 to 12/31/13	14.23	0.11		4.39	4.50	(0.14)	(1.36)	(1.50)	3.00	17.23	31.81		150,383	0.98		1.14	0.84		54
1/1/12 to 12/31/12	12.51	0.12		1.73	1.85	(0.13)	—	(0.13)	1.72	14.23	14.77		137,385	0.91	(7)	1.14	0.83		73
Equity Trend Series
Class A
1/1/16 to 12/31/16	$11.38	(0.02)		(0.09)	(0.11)	—	—	—	(0.11)	$11.27	(0.97)%		$4,444	1.70	%(9)(11)	1.92%	(0.19)%		187%
1/1/15 to 12/31/15	12.55	(0.11)		(1.06)	(1.17)	—	—	—	(1.17)	11.38	(9.32)		10,932	1.71	(9)(11)	2.23	(0.92)		366
1/1/14 to 12/31/14	13.30	0.04		0.27	0.31	(0.05)	(1.01)	(1.06)	(0.75)	12.55	2.23		36,680	1.70	(8)	1.65	0.32		473
1/1/13 to 12/31/13	10.41	0.06		2.92	2.98	(0.05)	(0.04)	(0.09)	2.89	13.30	28.71		18,710	1.70		1.79	0.52		108
1/1/12 to 12/31/12	9.49	0.15		0.86	1.01	(0.09)	—	(0.09)	0.92	10.41	10.69		4,958	1.70		2.07	1.50		272

Class I
1/1/16 to 12/31/16	$11.43	0.02		(0.10)	(0.08)	—	—	—	(0.08)	$11.35	(0.70)%		$119	1.46	%(9)(11)	1.65%	0.20%		187%
1/1/15 to 12/31/15	12.57	(0.08)		(1.06)	(1.14)	—	—	—	(1.14)	11.43	(9.00)		123	1.46	(9)(11)	2.06	(0.57)		366
1/1/14 to 12/31/14	13.30	0.05		0.29	0.34	(0.06)	(1.01)	(1.07)	(0.73)	12.57	2.39		277	1.45	(8)	1.41	0.40		473
4/30/13(4) to 12/31/13	11.69	0.07		1.66	1.73	(0.08)	(0.04)	(0.12)	1.61	13.30	14.64	(6)	140	1.45	(5)	1.50 (5)	0.89	(5)	108
International Series
Class A
1/1/16 to 12/31/16	$14.01	0.08		(0.44)	(0.36)	(0.09)	(2.61)	(2.70)	(3.06)	$10.95	(1.61	)%(13)	$177,868	1.18	%(9)(11)(13)	1.26%	0.62	%(13)	83%
1/1/15 to 12/31/15	16.67	0.35		(2.04)	(1.69)	(0.37)	(0.60)	(0.97)	(2.66)	14.01	(10.48)		209,990	1.19	(9)(11)	1.30	2.16		104
1/1/14 to 12/31/14	18.23	0.67		(1.34)	(0.67)	(0.71)	(0.18)	(0.89)	(1.56)	16.67	(3.90)		261,281	1.18		1.26	3.60		9
1/1/13 to 12/31/13	17.30	0.35		0.97	1.32	(0.39)	—	(0.39)	0.93	18.23	7.78		317,726	1.18		1.18	1.97		11
1/1/12 to 12/31/12	15.28	0.41		2.06	2.47	(0.45)	—	(0.45)	2.02	17.30	16.52		341,717	1.06	(7)	1.18	2.53		13

Class I
1/1/16 to 12/31/16	$13.99	0.11		(0.42)	(0.31)	(0.13)	(2.61)	(2.74)	(3.05)	$10.94	(1.28	)%(13)	$86	0.93	%(9)(11)(13)	1.01%	0.88	%(13)	83%
1/1/15 to 12/31/15	16.65	0.38		(2.03)	(1.65)	(0.41)	(0.60)	(1.01)	(2.66)	13.99	(10.26)		87	0.94	(9)(11)	1.05	2.39		104
1/1/14 to 12/31/14	18.22	0.69		(1.32)	(0.63)	(0.76)	(0.18)	(0.94)	(1.57)	16.65	(3.71)		97	0.93		1.01	3.71		9
4/30/13(4) to 12/31/13	18.40	0.18		0.08	0.26	(0.44)	—	(0.44)	(0.18)	18.22	1.17	(6)	104	0.93	(5)	0.93 (5)	1.54	(5)	11

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate		Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(3)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Multi-Sector Fixed Income Series
Class A
1/1/16 to 12/31/16	$8.75	0.44	0.37	0.81	(0.42)	—	(0.42)	—		0.39	$9.14	9.29	%(13)	$128,969	0.94	%(9)(11)(13)	1.00%	4.82	%(13)	68%
1/1/15 to 12/31/15	9.25	0.45	(0.56)	(0.11)	(0.39)	—	(0.39)	—	(10)	(0.50)	8.75	(1.26)		134,558	0.95	(9)(11)	1.03	4.89		55
1/1/14 to 12/31/14	9.54	0.48	(0.29)	0.19	(0.48)	—	(0.48)	—		(0.29)	9.25	1.90		154,915	0.94		1.01	4.93		48
1/1/13 to 12/31/13	9.88	0.51	(0.30)	0.21	(0.55)	—	(0.55)	—		(0.34)	9.54	2.25		171,995	0.94		0.96	5.23		56
1/1/12 to 12/31/12	9.18	0.58	0.74	1.32	(0.62)	—	(0.62)	—		0.70	9.88	14.69		203,775	0.78	(7)	0.94	5.94		85

Class I
1/1/16 to 12/31/16	$8.74	0.47	0.35	0.82	(0.44)	—	(0.44)	—		0.38	$9.12	9.46	%(13)	$242	0.69	%(9)(11)(13)	0.75%	5.08	%(13)	68%
1/1/15 to 12/31/15	9.24	0.47	(0.56)	(0.09)	(0.41)	—	(0.41)	—	(10)	(0.50)	8.74	(1.00)		213	0.70	(9)(11)	0.78	5.11		55
1/1/14 to 12/31/14	9.53	0.51	(0.29)	0.22	(0.51)	—	(0.51)	—		(0.29)	9.24	2.16		223	0.69		0.76	5.19		48
4/30/13(4) to 12/31/13	10.19	0.36	(0.44)	(0.08)	(0.58)	—	(0.58)	—		(0.66)	9.53	(0.89	)(6)	124	0.69	(5)	0.71 (5)	5.54	(5)	56
Real Estate Securities Series
Class A
1/1/16 to 12/31/16	$22.85	0.34	1.17	1.51	(0.43)	(3.62)	(4.05)	—		(2.54)	$20.31	6.82	%(13)	$81,243	1.17	%(9)(11)(13)	1.25%	1.42	%(13)	35%
1/1/15 to 12/31/15	27.05	0.44	0.17	0.61	(0.37)	(4.44)	(4.81)	—		(4.20)	22.85	2.38		87,899	1.18	(9)(11)	1.29	1.64		18
1/1/14 to 12/31/14	23.33	0.29	7.00	7.29	(0.31)	(3.26)	(3.57)	—		3.72	27.05	31.62		105,508	1.16		1.27	1.10		22
1/1/13 to 12/31/13	27.78	0.34	(0.05)	0.29	(0.43)	(4.31)	(4.74)	—		(4.45)	23.33	0.90		90,794	1.16		1.22	1.20		26
1/1/12 to 12/31/12	26.18	0.30	4.10	4.40	(0.29)	(2.51)	(2.80)	—		1.60	27.78	16.98		102,399	1.11	(7)	1.20	1.03		18

Class I
1/1/16 to 12/31/16	$22.81	0.35	1.22	1.57	(0.49)	(3.62)	(4.11)	—		(2.54)	$20.27	7.10	%(13)	$199	0.92	%(9)(11)(13)	1.00%	1.46	%(13)	35%
1/1/15 to 12/31/15	27.02	0.48	0.19	0.67	(0.44)	(4.44)	(4.88)	—		(4.21)	22.81	2.62		158	0.94	(9)(11)	1.05	1.79		18
1/1/14 to 12/31/14	23.30	0.34	7.02	7.36	(0.38)	(3.26)	(3.64)	—		3.72	27.02	31.98		134	0.91		1.02	1.30		22
4/30/13(4) to 12/31/13	30.96	0.23	(3.08)	(2.85)	(0.50)	(4.31)	(4.81)	—		(7.66)	23.30	(10.45	)(6)	102	0.91	(5)	0.98 (5)	1.23	(5)	26
Small-Cap Growth Series
Class A
1/1/16 to 12/31/16	$18.75	(0.06)	4.85	4.79	—	(1.93)	(1.93)	—		2.86	$21.61	25.92	%(13)	$63,008	1.20	%(9)(11)(13)	1.37%	(0.37	)%(13)	18%
1/1/15 to 12/31/15	20.73	(0.04)	0.23	0.19	—	(2.17)	(2.17)	—		(1.98)	18.75	0.73		55,872	1.20	(9)(11)	1.41	(0.17)		18
1/1/14 to 12/31/14	21.72	(0.13)	1.29	1.16	—	(2.15)	(2.15)	—		(0.99)	20.73	5.50		63,483	1.19		1.38	(0.62)		20
1/1/13 to 12/31/13	15.66	(0.12)	6.39	6.27	(0.05)	(0.16)	(0.21)	—		6.06	21.72	40.20		70,948	1.19		1.33	(0.63)		28
1/1/12 to 12/31/12	14.03	0.07	1.59	1.66	(0.03)	—	(0.03)	—		1.63	15.66	11.81		59,898	1.07	(7)	1.32	0.44		16

Class I
1/1/16 to 12/31/16	$18.90	0.01	4.88	4.89	—	(1.93)	(1.93)	—		2.96	$21.86	26.25	%(13)	$353	0.95	%(9)(11)(13)	1.12%	(0.10	)%(13)	18%
1/1/15 to 12/31/15	20.82	—	0.25	0.25	—	(2.17)	(2.17)	—		(1.92)	18.90	1.01		179	0.96	(9)(11)	1.17	(0.02)		18
1/1/14 to 12/31/14	21.75	(0.07)	1.29	1.22	—	(2.15)	(2.15)	—		(0.93)	20.82	5.78		275	0.94		1.14	(0.34)		20
4/30/13(4) to 12/31/13	17.29	(0.03)	4.70	4.67	(0.05)	(0.16)	(0.21)	—		4.46	21.75	26.28	(6)	137	0.94	(5)	1.07 (5)	(0.23	)(5)	28

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(3)	Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate
Small-Cap Value Series
Class A
1/1/16 to 12/31/16	$15.17	0.32	3.66	3.98	(0.34)	(2.12)	(2.46)	1.52	$16.69	26.54	%(13)	$94,966	1.21	%(9)(11)(13)	1.40%	1.85	%(13)	22%
1/1/15 to 12/31/15	17.03	0.09	(0.29)	(0.20)	(0.09)	(1.57)	(1.66)	(1.86)	15.17	(1.37)		92,834	1.22	(9)(11)	1.43	0.56		16
1/1/14 to 12/31/14	17.72	0.10	0.24	0.34	(0.11)	(0.92)	(1.03)	(0.69)	17.03	1.83		113,030	1.20		1.41	0.61		26
1/1/13 to 12/31/13	12.66	0.04	5.11	5.15	(0.09)	—	(0.09)	5.06	17.72	40.77		135,352	1.20		1.35	0.25		14
1/1/12 to 12/31/12	11.99	0.29	0.67	0.96	(0.29)	—	(0.29)	0.67	12.66	8.13		118,741	1.29	(7)	1.34	2.29		17
Strategic Allocation Series
Class A
1/1/16 to 12/31/16	$12.34	0.24	(0.14)	0.10	(0.21)	(1.35)	(1.56)	(1.46)	$10.88	0.82	%(13)	$93,276	0.99	%(9)(11)(13)	1.09%	1.96	%(13)	114%
1/1/15 to 12/31/15	14.30	0.25	(0.98)	(0.73)	(0.24)	(0.99)	(1.23)	(1.96)	12.34	(5.38)		106,825	0.99	(9)(11)	1.13	1.79		75
1/1/14 to 12/31/14	14.41	0.28	0.80	1.08	(0.32)	(0.87)	(1.19)	(0.11)	14.30	7.51		129,473	0.98		1.11	1.89		47
1/1/13 to 12/31/13	13.48	0.27	2.13	2.40	(0.29)	(1.18)	(1.47)	0.93	14.41	17.99		137,453	0.98		1.06	1.88		49
1/1/12 to 12/31/12	12.17	0.29	1.33	1.62	(0.31)	—	(0.31)	1.31	13.48	13.42		135,046	0.87	(7)	1.05	2.18		72

Footnote Legend:

(1)	Computed using average shares outstanding.
(2)	The total return does not include the expenses associated with the annuity or life insurance policy through which you invest.
(3)	Each Series will also indirectly bear its prorated share of expenses of any underlying funds in which it invests. Such expenses are not included in the calculation of this ratio.
(4)	Inception date.
(5)	Annualized.
(6)	Not Annualized.
(7)	Blended net expense ratio due to a change in expense limitation agreements during the fiscal year.
(8)	See Note 3D in the Notes to Financial Statements for information on recapture of expense previously waived.
(9)	Earnings credits from Custodian were not material, as reflected in the Statements of Operations, and had no impact on Financial Highlights.
(10)	Amount is less than $.005 per share and payment from affiliate had no impact on total performance.
(11)	Net expense ratios include proxy expenses.
(12)	Amount is less than $.005 per share.
(13)	Custody fees reimbursed were excluded from the Ratio of Net Expenses to Average Net Assets and Ratio of Net Investment Income (Loss) to Average Net Assets. If included the impact would have been to lower the Ratio of Net Expenses and increase the Ratio of Net Investment Income (Loss) as follows:
Capital Growth Series 0.10%,
Enhanced Core Equity Series 0.46%,
International Series 0.04%,
Multi-Sector Fixed Income Series 0.04% (Class A) and 0.05% (Class I),
Real Estate Securities Series 0.02% (Class A) and 0.03% (Class I),
Small-Cap Growth Series 0.09% (Class A) and 0.14% (Class I),
Small-Cap Value Series 0.08%,
Strategic Allocation Series 0.03%.

Custody fees reimbursed were included in Total Return. If excluded the impact would have been to lower the Total Return as follows:
Capital Growth Series 0.10%,
Enhanced Core Equity Series 0.44%,
International Series 0.04%,
Multi-Sector Fixed Income Series 0.04%,
Real Estate Securities Series 0.03%,
Small-Cap Growth Series 0.08%,
Small-Cap Value Series 0.08%,
Strategic Allocation Series 0.03%.

Please refer Note 14 in the Notes to Financial Statements for a further explanation on the custody fees reimbursed.
(14)	The increase in the portfolio turnover rate is due to a change in the subadviser associated with a strategy change on the Series.

See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016

Note 1—Organization

Virtus Variable Insurance Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. It was formed on February 18, 1986, as a Massachusetts business trust, commenced operations on December 5, 1986, and was reorganized as a Delaware statutory trust on February 14, 2011.

The Trust is organized with series, which are currently available only to separate accounts of participating insurance companies to fund variable accumulation annuity contracts and variable universal life insurance policies. As of the date of this report the Trust is comprised of nine series (each a “Series”), each reported in this annual report. Each Series’ investment objective is outlined in the respective Series summary page.

Each Series offers Class A shares. The Equity Trend Series, International Series, Multi-Sector Fixed Income Series, Real Estate Securities Series, and Small-Cap Growth Series also offer Class I shares.

Note 2—Significant Accounting Policies

The significant accounting policies consistently followed by the Trust in the preparation of its financial statements are summarized below. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

A.	Security Valuation

Security valuation procedures for each Series, which include nightly price variance, as well as back-testing items such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Trustees of the Series (the “Board”, or the “Trustees”). All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified to the Board and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Fair valuations are reviewed quarterly by the Board.

Each Series utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Series’ policy is to recognize transfers between levels at the end of the reporting period.

•Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

•Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to a Series’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Series calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Series fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

VIRTUS VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2016

A summary of the inputs used to value a Series’ net assets by each major security type is disclosed at the end of the Schedule of Investments for each Series. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Series is notified. Interest income is recorded on the accrual basis. Each Series amortizes premiums and accretes discounts using the effective interest method.

Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds. Dividend income from REIT investments is recorded using management’s estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income Taxes

Each Series is treated as a separate taxable entity. It is the intention of each Series to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

Certain Series may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Series will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of December 31, 2016, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2013 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by each Series on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales.

E.	Expenses

Expenses incurred together by a Series and other affiliated open- and closed-end funds are allocated in proportion to the net assets of each such Series/fund, except where allocation of direct expense to each Series/fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that a Series bears directly, the contract owners, as investors in the Series, indirectly bear the Series’ pro rata expenses of any underlying open- and closed-end funds in which the Series invests.

F.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Series do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

G.	Loan Agreements

Certain Series may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan agreements are generally non-investment grade and often involve borrowers that are highly leveraged. The Series may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Series’ investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, a Series has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Series generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Series may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Series purchases assignments from lenders it acquires direct rights against the borrower on the loan.

A Series may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

VIRTUS VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2016

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased a Series may pay an assignment fee. On an ongoing basis, a Series may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

At December 31, 2016, all loan agreements held by the Series were assignment loans.

H.	When-issued Purchases and Forward Commitments (Delayed Delivery)

Certain Series may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Series to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable a Series to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. Each Series records when-issued and delayed delivery securities on the trade date. Each Series maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

I.	Earnings Credit and Interest

Through arrangements with the Series’ custodian, most Series either receive an earnings credit or interest on agreed upon target un-invested cash balances to reduce each Series’ custody expenses. The credits are reflected as “Earnings credit from custodian” and the interest is reflected under “Interest income” in the Series’ Statements of Operations for the period, as applicable.

Note 3—Investment Advisory Fees and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser of the Series. The Adviser manages the Series’ investment programs and general operations of the Series, including oversight of the Series’ subadvisers.

As compensation for its services to the Series, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each Series:

Series	First $250 Million	Next $250 Million	Over $500 Million
Capital Growth Series	0.70%	0.65%	0.60%
Enhanced Core Equity Series	0.70	0.65	0.60
International Series	0.75	0.70	0.65
Multi-Sector Fixed Income Series	0.50	0.45	0.40
Strategic Allocation Series	0.55	0.50	0.45

	First $1 Billion	Next $1 Billion	Over $2 Billion
Real Estate Securities Series	0.75%	0.70%	0.65%

	First $1 Billion	$1+ Billion
Small-Cap Growth Series	0.85%	0.80%

	First $400 Million	$400 Million to $1 Billion	Over $1 Billion
Small-Cap Value Series	0.90%	0.85%	0.80%

		Rate
Equity Trend Series		1.00%

During the period covered by these financial statements, each of Multi-Sector Fixed Income Series and Strategic Allocation Series invested a portion of its assets in Virtus Credit Opportunities Fund, an affiliated mutual fund. In order to avoid any duplication of advisory fees, the Adviser has voluntarily waived its advisory fees in an amount equal to that which would otherwise be paid by the Series on the assets invested in the Credit Opportunities Fund. For the period covered by these financial statements, the waiver amounted to $15 and $2, respectively. These waivers are in addition to the expense limitation and/or fee waiver covered elsewhere in these financial statements and are included in the Statements of Operations in “expenses reimbursed and/or waived by investment adviser.”

VIRTUS VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2016

B.	Subadvisers

The subadvisers manage the investments of each Series for which they are paid a fee by the Adviser. A list of the subadvisers and the Series they serve is as follows:

Series	Subadviser
Capital Growth Series	Kayne Anderson Rudnick Investment Management, LLC (“KAR”)*
Enhanced Core Equity Series	Rampart Investment Management Company, LLC*†
International Series	Duff & Phelps Investment Management Co. (“DPIM”)*†

Series	Subadviser
Multi-Sector Fixed Income Series	Newfleet Asset Management, LLC (“NF”)*
Real Estate Securities Series	DPIM*
Small-Cap Growth Series	KAR*
Small-Cap Value Series	KAR*
Strategic Allocation Series:
Equity Portfolio (domestic)	KAR*†
Equity Portfolio (international)	DPIM*
Fixed Income Portfolio	NF*

*	An indirect wholly owned subsidiary of Virtus.
†	Prior to September 7, 2016, subadviser was Euclid Advisors LLC.

Prior to September 7, 2016, Euclid Advisors LLC served as the subadviser to the Equity Trend Series. Since that date, the Series does not have a subadviser.

C.	Expense Limits

The Adviser has extended the contractual agreement to limit total operating expenses of each Series of the Trust through April 30, 2017 (excluding front-end or contingent deferred loads, interest, taxes, leverage expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occuring expenses (such as litigation) and acquired fund fees and expenses, if any), so that such expenses do not exceed the following percentages of average net assets:

	Maximum Total Operating Expenses
	Class A	Class I
Capital Growth Series	1.03%	—
Enhanced Core Equity Series	0.98	—
Equity Trend Series	1.70	1.45%
International Series	1.18	0.93
Multi-Sector Fixed Income Series	0.94	0.69
Real Estate Securities Series	1.16	0.91
Small-Cap Growth Series	1.19	0.94
Small-Cap Value Series	1.20	—
Strategic Allocation Series	0.98	—

D.	Expense Recapture

The Adviser may recapture operating expenses waived or reimbursed under this arrangement within three years after the date on which such waiver or reimbursement occurred. A Series must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver. All or a portion of the following Adviser reimbursed expenses may be recaptured by the fiscal year ending:

	Expiration Date
	2017	2018	2019	Total
Capital Growth Series	$336	$375	$275	$986
Enhanced Core Equity Series	312	300	210	822
Equity Trend Series	4	103	13	120
International Series	252	265	126	643
Multi-Sector Fixed Income Series	115	118	71	304
Real Estate Securities Series	109	105	72	286
Small-Cap Growth Series	121	126	100	347
Small-Cap Value Series	245	219	172	636
Strategic Allocation Series	171	168	102	441

E.	Administrator and Distributor

Virtus Fund Services, LLC, an indirect wholly owned subsidiary of Virtus, serves as administrator to the Series.

For the year ended December 31, 2016 (the “period”), the Series incurred administration fees totaling $958 which are included in the Statements of Operations. A portion of these fees was paid to an outside entity that also provides services to the Series.

VP Distributors, LLC (“VP Distributors” or the “Distributor”), an indirect wholly owned subsidiary of Virtus, serves as the distributor for all the Series’ shares. Each Series pays VP Distributors distribution and/or service fees under a Board approved Rule 12b-1 plan, at the annual rate of 0.25% of the average daily net assets of such Series’ Class A shares. Class I shares are not subject to a Rule 12b-1 plan. For the period ended December 31, 2016, the Series incurred distribution fees totaling $2,394 which are included in the Statements of Operations. A portion of these fees was paid to certain insurance companies for marketing and/or shareholder services provided to contract owners.

VIRTUS VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2016

F.	Affiliated Accounts

At December 31, 2016, Virtus and its affiliates, and the retirement plans of Virtus and its affiliates, held shares of certain Series which may be redeemed at any time, that aggregated to the following:

	Shares	Aggregate Net Asset Value
Equity Trend Series
Class I	9,345	$106
International Series
Class I	7,888	86
Multi-Sector Fixed Income Series
Class I	12,032	110
Real Estate Securities Series
Class I	6,408	130
Small-Cap Growth Series
Class I	7,793	170

G.	Investments in Affiliates

A summary of the total long-term and short-term purchases and sales of an affiliated fund, Virtus Credit Opportunities Fund, during the period ended December 31, 2016, is as follows:

	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	Dividend Income	Distributions of Realized Gains
Multi-Sector Fixed Income Series	$2,999	$—	$—	3,074	125	$—
Strategic Allocation Series	324	—	—	332	13	—

H.	Trustee Compensation

The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other Assets” on the Statement of Assets and Liabilities at December 31, 2016.

Note 4—Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, forward currency contracts, written options, and short-term investments) during the period ended December 31, 2016, were as follows:

	Purchases	Sales
Capital Growth Series	$43,877	$69,167
Enhanced Core Equity Series	243,668	254,898
Equity Trend Series	9,830	15,666
International Series	145,848	180,852
Multi-Sector Fixed Income Series	78,612	88,685
Real Estate Securities Series	29,273	39,186
Small-Cap Growth Series	10,235	14,524
Small-Cap Value Series	19,495	40,990
Strategic Allocation Series	107,208	121,750

Purchases and sales of long-term U.S. Government and agency securities during the period ended December 31, 2016, were as follows:

	Purchases	Sales
Multi-Sector Fixed Income Series	$11,146	$12,167
Strategic Allocation Series	5,272	3,697

Note 5—Credit Risk and Asset Concentration

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Series’ ability to repatriate such amounts.

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadvisers to accurately predict risk.

Certain Series may invest in ETFs, which may expose the Series to the risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the Series of owning shares of the ETF will exceed those the Series would incur by investing in such securities directly.

VIRTUS VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2016

Investing in sector funds or non-diversified funds may be more volatile than investing in broadly diversified funds, and may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if it were more broadly diversified.

Certain Series may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Series, positive or negative, than if the Series did not concentrate its investments in such sectors.

At December 31, 2016, the Series below held securities in specific sectors as detailed below:

Series	Sector	Percentage of Total Investments
Capital Growth Series	Information Technology	34%
Capital Growth Series	Consumer Discretionary	27
Enhanced Core Equity Series	Financials	58
Equity Trend Series	Consumer Discretionary	28
Small-Cap Growth Series	Information Technology	32

Note 6—Derivative Financial Instruments and Transactions

($ reported in thousands)

Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why a Series uses derivatives, how derivatives are accounted for, and how derivative instruments affect a Series’ results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by certain Series.

Forward Currency Contracts: A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by the Series as an unrealized gain or loss in the Statements of Operations. When the contract is closed or offset with the same counterparty, on settlement date, the Series record a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as net realized gain (loss) from foreign currency transactions.

Series enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. The Series also, from time to time, hedge the currency exposure of foreign denominated securities, held in the portfolio, back to U.S. dollars during perceived times of U.S. dollar strength. This is done in order to protect the U.S. dollar value of the portfolio. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

The International Series invested in a derivative instrument during the reporting period in the form of a forward currency contract. The primary type of risk associated with forward currency contracts is the risk associated with the conversion of foreign currency to U.S. dollars. The Series may invest in forward currency contracts in an attempt to manage such risk and protect the U.S. dollar value of the portfolio.

As of December 31, 2016, the International Series has an amount of $496 disclosed as “unrealized appreciation on forward currency contracts” in the Statements of Assets and Liabilities. This forward currency contract was executed under the ISDA 2002 Master Agreement without any Schedule thereto and without the requirement of posting any collateral to the counterparty.

Options Contracts: An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed-upon price. Certain Series may purchase or write both put and call options on portfolio securities for hedging purposes or to facilitate the rapid implementation of investment strategies if the Series anticipates a significant market or sector advance. The Series are subject to equity price risk in the normal course of pursuing their investment objectives. The Series may use options contracts to hedge against changes in the values of equities.

When a Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Series designated to cover outstanding written options are noted in the Schedules of Investments. Purchased options are reported as an asset within “Investment in unaffiliated securities at value” on the Statements of Assets and Liabilities. Options written are reported as a liability within “Written options at value.” Changes in value of the purchased option are included in “Net change in unrealized appreciation (depreciation) on investments” in the Statements of Operations. Changes in value of written options are included in “Net change in unrealized appreciation (depreciation) on written options” in the Statements of Operations.

If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) on investments” in the Statements of Operations. Gain or loss on written options is presented separately as “Net realized gain (loss) on written options” in the Statements of Operations.

The risk in writing call options is that the Series gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Series may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Series pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value.

VIRTUS VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2016

The Enhanced Core Equity Series invests in written covered call options contracts in an attempt to manage equity price risk and with the purpose of generating realized gains.

Written options transactions held by Enhanced Core Equity Series, during the period ended December 31, 2016, were as follows:

	Calls		Puts
	Number of Contracts	Premiums received	Number of Contracts	Premiums received
Written Options outstanding at December 31, 2015	—	$—	—	$—
Options written	3,891	277	3,891	1,197
Options closed	(2,842)	(205)	(2,573)	(791)
Options expired	(208)	(5)	(477)	(202)
Options exercised	—	—	—	—

Written Options outstanding at December 31, 2016	841	$67	841	$204

The following is a summary of the Enhanced Core Equity Series’ derivative instrument holdings categorized by primary risk exposure (equity contracts) in the financial statements as of December 31, 2016:

Statements of Assets and Liabilities
Enhanced Core Equity
Assets: Purchased options at value	$127 (1)
Liabilities: Written options at value	(310)

Net asset (liability) balance	$(183)

Statements of Operations
	Enhanced Core Equity
Net realized gain (loss) on purchased options	$(543	)(2)
Net realized gain (loss) on written options	1,081
Net change in unrealized appreciation (depreciation) on purchased options	18	(3)
Net change in unrealized appreciation (depreciation) on written options	(39)

Total net realized and unrealized gain (loss)	$517

(1)	Amount included in Investment in securities at value.
(2)	Amount included in Net realized gain (loss) on investments.
(3)	Amount included in Net change in unrealized appreciation (depreciation) on investments.

For the period ended December 31, 2016, Enhanced Core Equity Series’ average daily premiums paid by the Series for purchased options were $17 and the average daily premiums received for written call options by the Series were $38.

Note 7—Indemnifications

Under the Trust’s organizational documents and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its Series. In addition, in the normal course of business, the Series enter into contracts that provide a variety of indemnifications to other parties. The Series’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Series and that have not occurred. However, the Series have not had prior claims or losses pursuant to these arrangements and expect the risk of loss to be remote.

Note 8—Manager of Managers

The Trust and the Adviser have received an exemptive order from the SEC that permits the Adviser, subject to certain conditions and without the approval of shareholders to: (a) select both unaffiliated subadvisers and certain wholly-owned affiliated subadvisers to manage all or a portion of the assets of a Series, and enter into subadvisory agreements with such subadvisers, and (b) materially amend subadvisory agreements with such subadvisers. In such circumstances, shareholders would receive notice of such action.

Note 9—Mixed and Shared Funding

Shares of the Series are not directly offered to the public. Shares of the Series are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by participating insurance companies.

The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in U.S. federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. The Trust’s Trustees do not foresee any such differences or disadvantages at this time. However, the Trust’s Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in the Series, or shares of another Series may be substituted.

VIRTUS VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2016

Note 10—Federal Income Tax Information

($ reported in thousands)

At December 31, 2016, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by each Series were as follows:

Series	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Capital Growth Series	$124,388	$64,571	$(5,154)	$59,417
Enhanced Core Equity Series (Including Purchased Options)	97,896	7,030	(723)	6,307
Enhanced Core Equity Series—Written Options	(310)	—	—	—
Equity Trend Series	4,134	398	(48)	350
International Series	164,796	10,124	(5,220)	4,904
Multi-Sector Fixed Income Series	131,217	2,895	(5,265)	(2,370)
Real Estate Securities Series	55,041	26,125	(872)	25,253
Small-Cap Growth Series	39,544	24,751	(1,686)	23,065
Small-Cap Value Series	63,042	30,171	(2,267)	27,904
Strategic Allocation Series	92,990	2,577	(3,243)	(666)

Certain Series have capital loss carryovers available to offset future realized capital gains, through the indicated expiration dates shown below:

	2017	No Expiration		Total
Series	Short-Term	Short-Term	Long-Term
Capital Growth Series	5,033	$—	$—	$5,033
Equity Trend Series	—	2,780	—	2,780
International Series	—	13,074	—	13,074
Multi-Sector Fixed Income Series	1,216	415	2,292	3,923

The Trust may not realize the benefit of these losses to the extent each Series does not realize gains on investments prior to the expiration of the capital loss carryovers. Utilization of this capital loss carryover is subject to annual limits.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Capital loss carryover may be subject to limits on use of losses.

For the year ended December 31, 2016, the following Series utilized losses deferred in prior years against current year capital gains:

Capital Growth Series	$18,965
Multi-Sector Fixed Income Series	603

For the year ended December 31, 2016, the following Series wrote off losses deferred in prior years:

Multi-Sector Fixed Income Series	$179

Capital losses realized after October 31 and certain late year losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2016, the following Series deferred and recognized qualified late year losses as follows:

	Late Year Ordinary Losses Deferred	Late Year Ordinary Losses Recognized	Capital Loss Deferred	Capital Loss Recognized
Capital Growth Series	$—	$—	$—	$68
Equity Trend Series	—	—	18	62
Multi-Sector Fixed Income Series	—	—	718	2

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed in the beginning of this note) consist of the following:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Enhanced Core Equity Series	$996	$2,541
International Series	666	—
Multi-Sector Fixed Income Series	449	—
Real Estate Securities Series	563	2,558
Small-Cap Growth Series	97	256
Small-Cap Value Series	998	2,951
Strategic Allocation Series	481	320

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

VIRTUS VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2016

The tax character of dividends and distributions paid during the years ended December 31, 2016, and 2015 was as follows:

		Ordinary Income	Long-Term Capital Gains	Total
Capital Growth Series	2016	$4,514	$—	$4,514
	2015	—	—	—
Enhanced Core Equity Series	2016	1,666	19,641	21,307
	2015	1,115	12,618	13,733
Equity Trend Series	2016	—	—	—
	2015	—	—	—
International Series	2016	1,467	36,155	37,622
	2015	5,315	8,642	13,957
Multi-Sector Fixed Income Series	2016	5,851	—	5,851
	2015	6,001	—	6,001
Real Estate Securities Series	2016	2,001	12,250	14,251
	2015	1,402	14,910	16,312
Small-Cap Growth Series	2016	677	4,633	5,310
	2015	230	5,716	5,946
Small-Cap Value Series	2016	2,427	10,074	12,501
	2015	734	8,544	9,278
Strategic Allocation Series	2016	1,648	10,307	11,955
	2015	2,238	7,994	10,232

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Series. As of December 31, 2016, the Series recorded reclassifications to increase (decrease) the accounts as listed below:

	Capital Paid In on Shares of Beneficial Interest		Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Capital Growth Series	$(4,449)		$9	4,440
Enhanced Core Equity Series	—	(1)	(10)	10
Equity Trend Series	(9)		— (1)	9
International Series	—		(24)	24
Multi-Sector Fixed Income Series	(179)		649	(470)
Real Estate Securities Series	—	(1)	— (1)	—	(1)
Small-Cap Growth Series	—		(139)	139
Small-Cap Value Series	—		— (1)	—	(1)
Strategic Allocation Series	—	(1)	(10)	10

(1)	Amount is less than $500.

Note 11—Illiquid and Restricted Securities

Investments are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Series. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of each Series’ Schedule of Investments, where applicable. However, a portion of such footnoted securities could be liquid where it is determined that some, though not all, of the position could be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the applicable Series.

Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

Each Series will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

None of the Series held securities considered to be illiquid at December 31, 2016.

At December 31, 2016, the Series did not hold any securities that were both illiquid and restricted.

VIRTUS VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2016

Note	12—10% Shareholders

As of December 31, 2016, each Series had individual shareholder account(s) (comprised of participating insurance companies to fund variable accumulation annuity contracts and variable universal life insurance policies), which individually amounted to more than 10% of the total shares outstanding of each such Series as detailed below:

	% of Total Shares Outstanding	Number of Accounts
Capital Growth Series	100%	2
Enhanced Core Equity Series	100	2
Equity Trend Series	96	3
International Series	99	2
Multi-Sector Fixed Income Series	86	2
Real Estate Securities Series	89	2
Small-Cap Growth Series	99	2
Small-Cap Value Series	100	2
Strategic Allocation Series	100	2

Note 13—Borrowings

($ reported in thousands)

On June 29, 2016, the Series and other affiliated funds renewed a $50,000 secured line of credit. The Credit Agreement (the “Agreement”) is with a commercial bank (the “Bank”) that allows the Series to borrow cash from the Bank to manage large unexpected redemptions and trade fails, up to a limit of one-third of each Series’ total net assets in accordance with the Agreement. The Agreement has a term of 364 days and is renewable by the Series with the Bank’s consent and approval of the Board. Interest is charged at the higher of the LIBOR (London Interbank Offered Rate) or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. The Series and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the line of credit. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default.

The Series had no outstanding borrowings at any time during the period ended December 31, 2016.

Note 14—Custody Fees Reimbursed

State Street Bank & Trust, custodian for some of the Series through January 29, 2010, reimbursed the Series for out-of-pocket custody expenses overbilled for the period 1998 through January 29, 2010. The amounts reimbursed, including interest, are shown in the Statement of Operations under “Custody Fees reimbursed.”

Note 15—Regulatory Matters and Litigation

From time to time, the Trust, the Series’ Adviser and/or Subadvisers and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Series’ Adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

Note 16—New Accounting Pronouncements

On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. Certain of these amendments relate to Regulation S-X which sets forth the requisite form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

Note 17—Subsequent Events

Management has evaluated the impact of all subsequent events on the Series through the date the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

Virtus Variable Insurance Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Virtus Capital Growth Series, Virtus Enhanced Core Equity Series, Virtus Equity Trend Series, Virtus International Series, Virtus Multi-Sector Fixed Income Series, Virtus Real Estate Securities Series, Virtus Small-Cap Growth Series, Virtus Small-Cap Value Series and Virtus Strategic Allocation Series (constituting funds within Virtus Variable Insurance Trust, hereafter referred to as the “Trust”) at December 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian, brokers, and the transfer agent of the investee funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2017

VIRTUS VARIABLE INSURANCE TRUST

TAX INFORMATION NOTICE (UNAUDITED)

DECEMBER 31, 2016

For the fiscal year ended December 31, 2016, the Series make the following disclosures for federal income tax purposes: the percentages of ordinary income dividends earned by the Series which qualify for the dividends received deduction (“DRD”) for corporate shareholders; the actual percentage of DRD for the calendar year will be designated in year-end tax statements. The Series designate the amounts below as long-term capital gains dividends (“LTCG”) taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amounts, if subsequently different, will be designated in the next annual report.

	DRD	LTCG
Capital Growth Series	37%	$—
Enhanced Core Equity Series	73	20,466
Equity Trend Series	—	—
International Series	5	—
Multi-Sector Fixed Income Series	—	—
Real Estate Securities Series	—	12,120
Small-Cap Growth Series	65	3,953
Small-Cap Value Series	83	11,901
Strategic Allocation Series	47	10,231

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES

The Board of Trustees (the “Board”) of Virtus Variable Insurance Trust (the “Trust”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Virtus Investment Advisers, Inc. (“VIA”) and of each subadvisory agreement (each, a “Subadvisory Agreement” and collectively, the “Subadvisory Agreements”) (together with the Advisory Agreement, the “Agreements”) with respect to the series (individually and collectively, the “Series”) of the Trust. At in-person meetings held on November 3, 2016 and November 16, 2016 (the “Meetings”), the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (such Act, the “1940 Act” and such Trustees, the “Independent Trustees”), considered and approved the continuation of each Agreement due for renewal as further discussed below. In addition, prior to the Meetings, the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided.

In connection with the approval of the Agreements, the Board requested and evaluated information provided by VIA and each subadviser (each, a “Subadviser” and collectively, the “Subadvisers”) which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each of the Agreements would be in the best interests of each applicable Series and its respective shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and the Subadvisers, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadvisers with respect to the Series they manage. The Board noted the affiliation of the Subadvisers with VIA and any potential conflicts of interest.

The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the applicable Series and its shareholders. In their deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Independent Trustees also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Agreements with respect to each Series, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Series by VIA and each of the Subadvisers; (2) the performance of the Series as compared to an appropriate peer group and an appropriate index; (3) the level and method of computing each Series’ advisory and subadvisory fees, and comparisons of the Series’ advisory fee rates with those of a group of funds with similar investment objective(s); (4) the profitability of VIA under the Advisory Agreement; (5) any “fall-out” benefits to VIA, the Subadvisers and their affiliates (i.e., ancillary benefits realized by VIA, the Subadvisers or their affiliates from VIA’s or the applicable Subadviser’s relationship with the Trust); (6) the anticipated effect of growth in size on each Series’ performance and expenses; (7) fees paid to VIA and the Subadvisers by comparable accounts, as applicable; (8) possible conflicts of interest; and (9) the terms of the Agreements.

Nature, Extent and Quality of Services. The Trustees received in advance of the Meetings information from VIA and each Subadviser, including completed questionnaires concerning a number of topics, including such company’s investment philosophy, resources, operations and compliance structure. The Trustees also received a presentation by VIA’s senior management personnel, during which among other items, VIA’s history, investment process, investment strategies, personnel, compliance procedures and the firm’s overall performance were reviewed and discussed. The Trustees noted that the Series are managed using a “manager of managers” structure that generally involves the use of one or more subadvisers to manage some or all of a Series’ portfolio. Under this structure, VIA is responsible for the management of the Series’ investment programs and for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining or replacing subadvisers. In considering the Agreement with VIA, the Board considered VIA’s process for supervising and managing the Series’ subadvisers, including (a) VIA’s ability to select and monitor the subadvisers; (b) VIA’s ability to provide the services necessary to monitor the subadvisers’ compliance with the Series’ respective investment objective(s), policies and restrictions as well as provide other oversight activities; and (c) VIA’s ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Series; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services provided by VIA and its affiliates to the Series; (e) VIA’s supervision of the Series’ other service providers; and (f) VIA’s risk management processes. It was noted that affiliates of VIA serve as administrator and distributor to the Series. The Board also took into account its knowledge of VIA’s management and the quality of the performance of VIA’s duties through Board meetings, discussions and reports during the preceding year, as well as information from the Trust’s Chief Compliance Officer regarding the Series’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

With respect to the services provided by each of the Subadvisers, the Board considered information provided to the Board by each Subadviser, including each Subadviser’s Form ADV, as well as information provided throughout the past year. With respect to the Subadvisory Agreements, the Board noted that each Subadviser provided portfolio management, compliance with each Series’ investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VIA’s and the Subadvisers’ management of the Series is subject to the oversight of the Board and must be carried out in accordance with the investment objectives, policies and restrictions set forth in the Series’ prospectuses and statement of additional information. In considering the renewal of the Subadvisory Agreements, the Board also considered each Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the respective Series; (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

also took into account the Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate.

After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VIA and each Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would continue to provide a high quality of investment services to the applicable Series.

Investment Performance. The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Lipper Report”) for the Series prepared by Broadridge, an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Lipper Report presented each Series’ performance relative to a peer group of other mutual funds (the “Performance Universe”) and relevant indexes, as selected by Broadridge. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on each Series’ performance. The Board evaluated each Series’ performance in the context of the considerations that a “manager of managers” structure requires. The Board noted that it also reviews on a quarterly basis detailed information about the Series’ performance results and portfolio composition, as well as each Subadviser’s investment strategy. The Board noted VIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also noted each Subadviser’s performance record with respect to the Series. The Board was mindful of VIA’s focus on each Subadviser’s performance and noted VIA’s performance in monitoring and responding to any performance issues with respect to the Series. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Series.

The Board considered, among other performance data, the information set forth below with respect to the performance of each Series for the periods ended June 30, 2016:

Virtus International Series. The Board noted that the Series underperformed the median of its Performance Universe for the 1-, 3-, 5- and 10-year periods, and underperformed its benchmark for the 1-, 3-and 5- year periods. The Board also noted that the Series outperformed its benchmark for the 10 year period. The Board took into account management’s discussion of the Series’ performance, including the Subadviser’s investment style in the current market environment and actions taken to address the Series’ performance, including the replacement of the Series’ Subadviser in September 2016. The Board also noted that because the Series’ Subadviser changed in September 2016, all of the performance data shown reflected the performance of a prior subadviser.

Virtus Real Estate Securities Series. The Board noted that the Series outperformed the median of its Performance Universe for the 3-, 5- and 10-year periods, and underperformed the median of its Performance Universe for the 1-year period. The Board also noted that the Series underperformed its benchmark for the 1-, 3- and 5-year periods and outperformed its benchmark for the 10-year period. The Board took into account management’s discussion of the factors that contributed to the Series’ performance over the relevant periods. The Board also noted the Series’ strong performance over the long term.

Virtus Capital Growth Series. The Board noted that the Series underperformed the median of its Performance Universe for the 5- and 10-year periods and outperformed the median of its Performance Universe for the 1- and 3- year periods. The Board also noted that the Series underperformed its benchmark for the 1-, 3-, 5- and 10-year periods The Board took into account management’s discussion of the Series’ performance, including the Subadviser’s investment style in the current market environment and any actions taken to address the Series’ performance, including the replacement of the Series’ Subadviser in November 2010 and change in the Series’ portfolio manager in 2011. The Board also noted that because the Series’ Subadviser changed in November 2010, 10-year performance data in part reflects the performance of a prior subadviser.

Virtus Small-Cap Growth Series. The Board noted that the Series outperformed the median of its Performance Universe and its benchmark for the 1-, 3-, 5- and 10-year periods.

Virtus Small-Cap Value Series. The Board noted that the Series outperformed the median of its Performance Universe and its benchmark for the 1-, 3-, and 5-year periods and underperformed the median of its Performance Universe and its benchmark for the 10-year period. The Board took into account management’s discussion of the Series’ performance, including the impact of market conditions on the Series’ performance and the Subadviser’s investment style in the current market environment as well as the type of fund. The Board noted that because the Series’ Subadviser changed in November 2010, 10-year performance data in part reflects the performance of a prior subadviser.

Virtus Multi-Sector Fixed Income Series. The Board noted that the Series outperformed the median of its Performance Universe for the 3-, 5- and 10-year periods and outperformed its benchmark for the 5- and 10-year periods. The Board also noted that the Series underperformed the median of its Performance Universe for the 1-year period and underperformed its benchmark for the 1- and 3-year periods. The Board took into account management’s discussion of the factors that contributed to the Series’ performance over the relevant periods. The Board also noted the Series’ strong performance over the long term.

Virtus Strategic Allocation Series. The Board noted that the Series underperformed the median of its Performance Universe for the 1-, 3-, and 10-year periods and outperformed its Performance Universe for the 5-year period. The Board also noted that the Series underperformed its benchmark for the 1-, 3-, 5- and 10-year periods. The Board took into account management’s discussion of the factors that contributed to the Series’ performance over the relevant periods and any actions taken to address the Series’ performance, including the replacement of one of the Series’ Subadvisers in September 2016.

Virtus Enhanced Core Equity Series (fka Growth & Income Series). The Board noted that the Series underperformed the median of its Performance Universe and its benchmark for the 1-, 3-, 5- and 10-year periods. The Board took into account management’s discussion of the Series’ performance and any actions taken to address the Series’ performance, including the replacement of the Series’ Subadviser in September 2016.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

Virtus Equity Trend Series. The Board noted that the Series underperformed the median of its Performance Universe and benchmark for the 1-, 3- and 5 year periods. The Board took into account management’s discussion of the Series’ performance, including the type of fund and the Series’ peer group, and any actions taken to address the Series’ performance, including the removal of the Series’ prior subadviser in May 2015.

After reviewing these and related factors, the Board concluded that each Series’ overall performance was satisfactory, or where noted above, action was being taken to address performance.

Management Fees and Total Expenses. The Board considered the fees charged to the Series for advisory services as well as the total expense levels of the Series. This information included comparisons of each Series’ net management fee and total expense level to those of its peer group (the “Expense Group”). In comparing each Series’ net management fee to that of comparable funds, the Board noted that in the materials presented such fee included both advisory and administrative fees. The Board also noted that all of the Series had fee waivers and/or expense caps in place to limit the total expenses incurred by the Series and its shareholders. The Board also noted that the subadvisory fees were paid by VIA out of its management fees rather than paid separately by the Series. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fee. The Board also took into account the size of each of the Series and the impact on expenses. The Subadvisers provided, and the Board considered, expense information of comparable accounts managed by the Subadvisers, as applicable.

In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to each Series’ fees and expenses:

Virtus International Series. The Board considered that the Series’ net management fee after waivers was below the median of the Expense Group and net total expenses after waivers were the same as the median of the Expense Group.

Virtus Real Estate Securities Series. The Board considered that the Series’ net management fee after waivers and net total expenses after waivers were below the median of the Expense Group.

Virtus Capital Growth Series. The Board considered that the Series’ net management fee after waivers was below the median of the Expense Group while the Series’ net total expenses after waivers equaled the median of the Expense Group.

Virtus Small-Cap Growth Series. The Board considered that the Series’ net management fee after waivers was below the median of the Expense Group while the Series’ net total expenses after waivers were above the median of the Expense Group. The Board took into account management’s discussion of the Series’ expenses, including that VIA had waived a portion of its management fee.

Virtus Small-Cap Value Series. The Board considered that the Series’ net management fee and net total expenses after waivers were above the median of the Expense Group. The Board took into account management’s discussion of the Series’ expenses, including that VIA had waived a portion of its management fee.

Virtus Multi-Sector Fixed Income Series. The Board considered that the Series’ net management fee after waivers was below the median of the Expense Group while net total expenses after waivers were above the median of the Expense Group. The Board took into account management’s discussion of the Series’ expenses, including that VIA had waived a portion of its management fee.

Virtus Strategic Allocation Series. The Board considered that the Series’ net management fee after waivers was below the median of the Expense Group while the Series’ net total expenses after waivers were equal to the median of the Expense Group.

Virtus Enhanced Core Equity Series (fka Growth & Income Series). The Board considered that the Series’ net management fee and net total expenses after waivers were below the median of the Expense Group.

Virtus Equity Trend Series. The Board considered that the Series’ net management fee after waivers and the Series’ net total expenses after waivers each equaled the median of the Expense Group.

The Board concluded that the advisory and subadvisory fees for each Series, including with any proposed amendments, were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Profitability. The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the overall profitability, as well as on a Series-by-Series basis, of VIA for its management of the Trust, as well as its profits and those of its affiliates for managing and providing other services to the Trust, such as distribution and administrative services provided to the Series by a VIA affiliate. In addition to the fees paid to VIA and its affiliates, including the applicable Subadvisers, the Board considered any other benefits derived by VIA or its affiliates from their relationships with the Series. The Board reviewed the methodology used to allocate costs to each Series, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VIA and its affiliates from each Series was reasonable in light of the quality of the services rendered to the Series by VIA and its affiliates.

In considering the profitability to the Subadvisers in connection with their relationship to the Series, the Board noted that the fees under the Subadvisory Agreements are paid by VIA out of the fees that VIA receives under the Advisory Agreement, so that Series shareholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by VIA to the affiliated Subadvisers, the Board noted that, because such Subadvisers are affiliates of VIA, such profitability might be directly or indirectly shared by VIA. For each of the above reasons, the Board concluded that the profitability to the Subadvisers and their affiliates from their relationships with the Series was not a material factor in approval of the Subadvisory Agreements.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

Economies of Scale. The Board received and discussed information concerning whether VIA realizes economies of scale as the Series’ assets grow. The Board noted that the management fees for most of the Series included breakpoints based on assets under management, and that fee waivers and/or expense caps were also in place for all of the Series. The Board also took into account management’s discussion of the Series’ management fee and subadvisory fee structure, including with respect to the Series that does not currently have breakpoints. The Board also took into account the current size of each Series. The Board also noted that VIA had agreed to implement an extension of each Series’ expense cap through April 30, 2018. The Board then concluded that no additional changes to the advisory fee structure of the Series were necessary at this time. The Board noted that VIA and the Series may realize certain economies of scale if the assets of the Series were to increase, particularly in relationship to certain fixed costs, and that shareholders of the Series would have an opportunity to benefit from these economies of scale.

For similar reasons as stated above with respect to the Subadvisers’ profitability, and based upon the current size of the Series managed by each Subadviser, the Board concluded that the potential for economies of scale in the Subadvisers’ management of the Series was not a material factor in the approval of the Subadvisory Agreements at this time.

Other Factors. The Board considered other benefits that may be realized by VIA and each Subadviser and their affiliates from their relationships with the applicable Series. Among them, the Board recognized that VP Distributors, LLC, an affiliate of VIA, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Series to compensate it for providing selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board noted that an affiliate of VIA also provides administrative services to the Trust. The Board noted management’s discussion of the fact that, while the Subadvisers are affiliates of VIA, there are no other direct benefits to the Subadvisers or VIA in providing investment advisory services to the Series, other than the fee to be earned under the Subadvisory Agreement. There may be certain indirect benefits gained, including to the extent that serving the Series could provide the opportunity to provide advisory services to additional portfolios of the Trust or certain reputational benefits.

Based on all of the foregoing considerations, the Board, including a majority of the Independent Trustees, determined that approval of each Agreement, as amended, was in the best interests of each of the applicable Series and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements, as amended, with respect to each Series.

FUND MANAGEMENT TABLES

Information pertaining to the Trustees and officers of the Trust as of December 31, 2016, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 367-5877.

The address of each individual, unless otherwise noted, is c/o Virtus Variable Insurance Trust, 100 Pearl Street, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.

Independent Trustees

Name, Year of Birth, Length of Time Served and Number of Portfolios in Complex Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Brown, Thomas J. YOB: 1945 Served Since: 2011 65 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Complex (52 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2011), Virtus Variable Insurance Trust (9 portfolios); Director (since 2010), D’Youville Senior Care Center; and Director (since 2005), VALIC Company Funds (49 portfolios).
Burke, Donald C. YOB: 1960 Served Since: 2016 69 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Complex (52 portfolios), Virtus Variable Insurance Trust (9 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2014) closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Gelfenbien, Roger A. YOB: 1943 Served Since: 2000 65 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Complex (52 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2000), Virtus Variable Insurance Trust (9 portfolios); and Director (since 1999), USAllianz Variable Insurance Product Trust (42 portfolios).
Mallin, John R. YOB: 1950 Served Since: 1999 65 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm), Real Property Practice Group; and Member (since 2014), Counselors of Real Estate. Trustee (since 2016), Virtus Mutual Fund Complex (52 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2013), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (9 portfolios).
McClellan, Hassell H. YOB: 1945 Served Since: 2008 65 Portfolios	Retired (since 2013); and Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College. Trustee (since 2016), Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2015), Virtus Mutual Fund Complex (52 portfolios); and Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); Trustee, Virtus Variable Insurance Trust (9 portfolios) (since 2008); and Trustee, John Hancock Fund Complex (since 2000) (collectively, 228 portfolios).
McLoughlin, Philip YOB: 1946 Served Since: 2003 74 Portfolios	Retired. Director and Chairman (since 2016), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Trustee/Director and Chairman (since 2011), Virtus Closed-End Funds (3 funds); Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Complex (52 portfolios).
McNamara, Geraldine M. YOB: 1951 Served Since: 2015 69 Portfolios	Retired. Trustee (since 2016) Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (9 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Complex (52 portfolios).
Oates, James M. YOB: 1946 Served Since: 2016 70 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm). Director (since 2016), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee (since 2016) Virtus Variable Insurance Trust (9 portfolios); Trustee/Director (since 2013), Virtus Closed-End Funds (3 funds); Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Chairman and Trustee (since 2005), John Hancock Fund Complex (228 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (since 2000), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Complex (52 portfolios).
Segerson, Richard E. YOB: 1948 Served Since: 2016 65 Portfolios	Retired; and Managing Director (1998 to 2013), Northway Management Company. Trustee (since 2016) Virtus Alternative Solutions Trust (4 portfolios) and Virtus Variable Insurance Trust (9 portfolios); and Trustee (since 1983), Virtus Mutual Fund Complex (52 portfolios).
Verdonck, Ferdinand L.J. YOB: 1942 Served Since: 2016 65 Portfolios	Vice Chairman (since 2014), Affirmed Therapeutics (biotechnology); Director (1998 to 2015), The J.P. Morgan Continental European Investment Trust; Director (2005 to 2013), Galapagos N.V. (biotechnology); Director (1998 to 2015) Groupe SNEF; and Mr. Verdonck is also a director of several non-U.S. companies. Trustee (since 2016) Virtus Variable Insurance Trust (9 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); and Trustee (since 2002), Virtus Mutual Fund Complex (52 portfolios).

FUND MANAGEMENT TABLES (Continued)

Interested Trustee

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Elected: 2012 70 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005). Chairman and Trustee (since 2015), Virtus ETF Trust II (1 fund); Trustee and President (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (3 funds); Trustee (since 2006), Virtus Mutual Funds (52 portfolios); and Director, President and Chief Executive Officer (since 2006), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.
*	Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

FUND MANAGEMENT TABLES (Continued)

Officers

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Complex; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President, Chief Financial Officer and Treasurer (2013 to 2016), Virtus Alternative Solutions Trust.
Engberg, Nancy J. YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President and Chief Compliance Officer (since 2011), Virtus Mutual Fund Complex; Vice President (since 2010) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds; Vice President and Chief Compliance Officer (since 2012), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Vice President and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.
Jennifer S. Fromm YOB: 1973	Vice President, Chief Legal Officer and Secretary, since 2013	Assistant Secretary of various Virtus-affiliated open-end funds (since 2008); and Vice President (since 2016) and Senior Counsel (since 2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and Vice President, Chief Legal Officer, and Secretary (since 2013), Virtus Alternative Solutions Trust.
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2008-2013).	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Complex; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Closed-End Funds; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.

VIRTUS VARIABLE INSURANCE TRUST

100 Pearl Street

Hartford, CT 06103-4506

Trustees

George R. Aylward

Thomas J. Brown

Donald C. Burke

Roger A. Gelfenbien

John R. Mallin

Hassell H. McClellan

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L. J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer

Nancy J. Engberg, Vice President and Chief Compliance Officer

Jennifer Fromm, Vice President, Chief Legal Officer, Counsel and Secretary

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Transfer Agent

Bank of New York Mellon

4400 Computer Drive

Westborough, MA 01581-1722

Custodian

JPMorgan Chase Bank, NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services1-800-367-5877

WebsiteVirtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-367-5877.

For more information about the Virtus Variable Insurance Trust, please contact us at 1-800-367-5877 or Virtus.com.

8509	02-17

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

(d)	The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)	The Registrant’s Board of Trustees has determined that each of Thomas J. Brown, Donald C. Burke and Richard E. Segerson possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Each of Messrs. Brown, Burke and Segerson is an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $215,702 for 2016 and $209,510 for 2015.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $36,002 for 2016 and $44,907 for 2015. Such audit-related fees include out of pocket expenses and cross fund fees.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $28,375 for 2016 and $31,000 for 2015.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2016 and $0 for 2015.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus Variable Insurance Trust (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. The Audit Committee must approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that Mr. Thomas J. Brown, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Audit Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person Audit Committee meeting.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $686,723 for 2016 and $550,983 for 2015.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Variable Insurance Trust

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	3/10/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	3/10/2017

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
(principal financial officer)

Date	3/10/2017

*	Print the name and title of each signing officer under his or her signature.